SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
(NO. 2-65955-99)
UNDER THE SECURITIES ACT OF 1933
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Pre-Effective Amendment No.
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Post-Effective Amendment No. 102
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and
REGISTRATION STATEMENT
(NO. 811-02968-99)
UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 102
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VANGUARD TRUSTEES’ EQUITY FUND
(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482
(Address of Principal Executive Office)
Registrant’s Telephone Number (610) 669-1000
Tonya T. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
It is proposed that this filing will become effective (check appropriate box)
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immediately upon filing pursuant to paragraph (b)
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on February 28, 2025, pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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on (date) pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
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This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vanguard Diversified Equity Fund
Prospectus
 February 28, 2025
Investor Shares
Vanguard Diversified Equity Fund Investor Shares (VDEQX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
The Fund seeks to provide long-term capital appreciation and dividend income.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
12b-1 Distribution Fee	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.35%
Total Annual Fund Operating Expenses	0.35%
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Example
The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses (of the Fund and its underlying funds) remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443
Portfolio Turnover
The Fund may pay transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies
Vanguard Diversified Equity Fund, as a fund of funds, invests in a diversified group of other Vanguard equity mutual funds, rather than in individual securities. The underlying funds’ holdings mainly consist of large-, mid-, and small-capitalization equity securities of domestic companies.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
• Manager risk, which is the chance that poor security selection will cause one or more of the Fund’s actively managed underlying funds—and, thus, the Fund
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itself—to underperform relevant benchmarks or other funds with a similar investment objective.
• Underlying fund risk. Because the Fund invests substantially all of its assets in underlying Vanguard funds, it is subject to underlying fund risk. This means that the Fund is exposed to all of the risks associated with the investment strategies and policies of the underlying Vanguard funds, including the risk that the underlying funds will not meet their investment objectives.
• The Fund is also subject to asset allocation risk, which is the chance that the selection of underlying funds, and the allocation of a high percentage of assets to a relatively few number of underlying funds, may cause the Fund to be hurt disproportionately by the poor performance of any one underlying fund or to underperform other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and another comparative index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
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Annual Total Returns — Vanguard Diversified Equity Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	26.21%	June 30, 2020
Lowest	-20.71%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard Diversified Equity Fund Investor Shares
Return Before Taxes	20.63%	13.36%	12.05%
Return After Taxes on Distributions	19.26	11.43	10.14
Return After Taxes on Distributions and Sale of Fund Shares	12.84	10.19	9.30
MSCI US Broad Market Index (reflects no deduction for fees, expenses, or taxes)	23.81%	14.01%	12.63%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
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Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Aurélie Denis, CFA, Portfolio Manager at Vanguard. She has co-managed the Fund since 2023.

Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Fund since 2013.

Michael R. Roach, Portfolio Manager at Vanguard. He has co-managed the Fund since 2023.
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. As a fund of funds, the Fund achieves its investment objective by investing in other Vanguard mutual funds. Because the Fund invests substantially all of its assets in underlying funds, it is exposed to all of the risks associated with the investment strategies and policies of the underlying funds, including the risk that the underlying funds will not meet their investment objectives. By investing in underlying funds, the Fund indirectly owns a diversified portfolio of stocks. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.
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Market Exposure
Through the underlying Vanguard funds, Vanguard Diversified Equity Fund indirectly invests its assets in equity securities. These investments are designed to provide long-term capital appreciation and some income. The underlying equity funds are described later in this section under “Security Selection.”

The Fund is subject to asset allocation risk, which is the chance that the selection of underlying funds, and the allocation of a high percentage of assets to a relatively few number of underlying funds, may cause the Fund to be hurt disproportionately by the poor performance of any one underlying fund or to underperform other funds with a similar investment objective.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Fund’s indirect stock holdings as of October 31, 2024, was $115 billion.
By owning shares of the underlying funds, the Fund indirectly owns a diversified mixture of common stocks. Although its indirect stock holdings are predominantly mid- and large-cap, the Fund consists of stocks across the capitalization spectrum, including small-cap. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. This volatility is the result of several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make small and mid-size companies more sensitive to changing economic conditions, leading to less certain growth and dividend prospects.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
The Fund seeks to achieve its investment objective by investing in a combination of other mutual funds rather than in individual securities.
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The underlying Vanguard funds are managed according to traditional methods of active investment management. This means that securities are bought and sold according to the advisors’ judgments about companies and their financial prospects. More detail regarding each underlying fund can be found in its prospectus.
Vanguard Diversified Equity Fund invests in the following funds, in approximately the percentages indicated. As of the date of this prospectus, the Fund held Investor Shares of each underlying Vanguard fund. Share class changes may be made without prior notice to shareholders.
• Vanguard U.S. Growth Fund (30%)
• Vanguard Growth and Income Fund (20%)
• Vanguard Windsor™ Fund (20%)
• Vanguard Windsor II Fund (15%)
• Vanguard Explorer™ Fund (10%)
• Vanguard Mid-Cap Growth Fund (5%)
Vanguard Growth and Income Fund, made up of both value- and growth-oriented stocks that are mainly large-cap, is included primarily for its potential for a total return greater than that of the S&P 500 Index.
• Vanguard Growth and Income Fund uses both quantitative and fundamental approaches to select a broadly diversified group of stocks that, as a whole, have investment characteristics similar to those of the S&P 500 Index but are expected to provide a higher total return than that of the Index.
Vanguard Windsor Fund and Vanguard Windsor II Fund are value-oriented stock funds. These funds are included primarily for their potential for long-term capital appreciation. Vanguard Windsor Fund and Vanguard Windsor II Fund have a secondary objective of providing some dividend income.
• Vanguard Windsor Fund and Vanguard Windsor II Fund invest mainly in mid- and large-cap companies. These funds invest in companies whose stocks are considered undervalued by the advisors. These stocks typically have below-average prices in relation to measures such as earnings and book value.
Vanguard Explorer Fund, Vanguard U.S. Growth Fund, and Vanguard Mid-Cap Growth Fund are growth-oriented stock funds. These funds are included primarily to provide long-term capital appreciation. They work in different ways to achieve this goal.
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• Vanguard Explorer Fund invests mainly in the stocks of small and mid-size companies choosing stocks considered by the fund’s advisors to have superior growth potential. These companies often provide little or no dividend income.
• Vanguard U.S. Growth Fund invests mainly in large-cap stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings.
• Vanguard Mid-Cap Growth Fund invests mainly in the stocks of mid-size companies. In selecting stocks, the fund’s advisors invest in companies that they believe have the best prospects for future growth.

The Fund is subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund’s actively managed underlying funds—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.
Plain Talk About Growth Funds and Value Funds
Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally invest in stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields, if any, and above-average prices in relation to measures such as earnings and book value. Value funds typically invest in stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Ownership Limitations
As the assets managed by Vanguard and its external advisors continue to grow, the securities held by underlying Vanguard funds increasingly are impacted by ownership limitations. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on an underlying Vanguard fund will vary based on several factors, including, but not limited to, the industry to
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which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, Vanguard is also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. Vanguard attempts to mitigate the impacts of ownership limitations on underlying Vanguard funds through the various methods discussed below in Methods to address ownership limitations. However, it is possible that these methods will be unsuccessful.
Impacts of ownership limitations. When an ownership limitation applies, Vanguard may need to tell the affected underlying Vanguard funds how much of impacted securities each fund can buy and hold. When this occurs, an affected underlying Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund’s advisor not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps Vanguard and the affected underlying Vanguard funds take to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets Vanguard and its third-party advisors manage, the more likely it is that ownership limitations could affect underlying Vanguard funds negatively.
Methods to address ownership limitations. Vanguard and the affected underlying Vanguard funds try to manage the negative impacts that ownership limitations could have on the affected underlying Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief, and there is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the affected underlying Vanguard funds will be able to obtain additional relief from ownership limitations in the future. In addition, the relief upon which Vanguard and the affected underlying Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the affected underlying Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to
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sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When an affected underlying Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the affected underlying fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by an affected underlying fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. The risks of derivatives use are discussed elsewhere in the prospectus.
Other Investment Policies and Risks
Through its investment in the underlying funds, Vanguard Diversified Equity Fund is proportionately exposed to certain investment style risks, each of which is described in detail in the underlying funds’ prospectuses. For example, through its investment in Vanguard Explorer Fund and Vanguard Mid-Cap Growth Fund, the Fund is subject to the risk that small-cap growth stocks and mid-cap growth stocks, respectively, will trail returns from the overall stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently. Because Vanguard Diversified Equity Fund indirectly invests in growth and value stocks, and across all capitalization ranges, the Fund in the aggregate is not subject to any particular principal investment style risk.
To the extent that the underlying funds own foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
Each underlying fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in
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derivatives may subject the underlying funds to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The underlying funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. However, an underlying fund may use derivatives as an alternate means to obtain economic exposure if the underlying fund is required to limit its investment in a particular issuer or industry.
Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Redemption Requests
Methods used to meet redemption requests. Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or
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as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Temporary Investment Measures
Each underlying fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments— in response to adverse or unusual market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective, which in turn may prevent Vanguard Diversified Equity Fund from achieving its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and
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selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
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A precautionary note to investment companies: The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell shares of the underlying funds regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced shares of the underlying funds valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
According to an agreement applicable to Vanguard Diversified Equity Fund and Vanguard, the Fund’s direct expenses may be reduced or eliminated by savings accruing to the benefit of the Vanguard funds that Vanguard expects to derive from the Fund’s operation.
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Accordingly, all expenses for services provided by Vanguard to the Fund and all other expenses incurred by the Fund are expected to be borne by the underlying funds. The Fund’s shareholders bear the fees and expenses associated with the Fund’s investments in the underlying funds.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Equity Index Group. As of October 31, 2024, Vanguard served as advisor for approximately $8.4 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
The underlying Vanguard funds employ multiple advisors, none of which are paid a management fee for performing investment management services for Vanguard Diversified Equity Fund. However, the advisors receive management fees for managing the underlying Vanguard funds. For additional information on the investment advisors, please refer to each underlying fund’s prospectus.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
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For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the semiannual report to shareholders covering the fiscal period ended April 30, 2024.
The managers primarily responsible for the day-to-day management of the Fund are:
Aurélie Denis, CFA, Portfolio Manager at Vanguard. She has been with Vanguard since 2016, has worked in investment management since 2017, and has managed investment portfolios, and co-managed the Fund since 2023. Education: B.S., Pennsylvania State University.

Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Fund since 2013. Education: B.A., Arcadia University; M.B.A., Villanova University.

Michael R. Roach, Portfolio Manager at Vanguard. He has been with Vanguard since 1998, has worked in investment management since 2005, had previously managed investment portfolios from 2009-2019, and has co-managed the Fund since 2023. Education: B.S., Bloomsburg University of Pennsylvania; M.S., Drexel University.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income as well as any net short-term or long-term capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. From time to time, the Fund may also make distributions that are treated as a return of capital. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have
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them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s or an underlying Vanguard fund’s investments.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
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Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19
(not counting market change). You still have only $5,000 (250 shares x $19 =
$4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
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Special notice to non-U.S. investors. The Fund offered for sale in this prospectus is primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Fund. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Fund.
Share Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. The underlying Vanguard funds in which the Fund invests also do not calculate their NAV on days when the NYSE is closed, but the value of their assets may be affected to the extent that they hold securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
The Fund’s NAV is calculated based upon the values of the underlying mutual funds in which the Fund invests. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares held by a fund are based on the market value of the shares. The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.

The Fund has authorized certain financial intermediaries and their designees and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The fund will be deemed to receive an order
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when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard Diversified Equity Fund
	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$39.45	$41.38	$56.40	$40.98	$37.95
Investment Operations
Net Investment Income[1]	.475	.398	.356	.385	.452
Capital Gain Distributions Received[1]	1.374	1.973	6.162	2.294	1.866
Net Realized and Unrealized Gain (Loss) on Investments	12.134	.358	(17.785)	15.438	3.447
Total from Investment Operations	13.983	2.729	(11.267)	18.117	5.765
Distributions
Dividends from Net Investment Income	(.403)	(.256)	(.317)	(.346)	(.369)
Distributions from Realized Capital Gains	(1.640)	(4.403)	(3.436)	(2.351)	(2.366)
Total Distributions	(2.043)	(4.659)	(3.753)	(2.697)	(2.735)
Net Asset Value, End of Period	$51.39	$39.45	$41.38	$56.40	$40.98
Total Return[2]	36.30%	7.88%	-21.42%	45.67%	15.73%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,903	$2,246	$2,180	$2,965	$1,919
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to Average Net Assets	1.00%	0.99%	0.77%	0.76%	1.19%
Portfolio Turnover Rate	5%	7%	12%	6%	14%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the policies in this section without notice. Please call or check online for current information. See Contacting Vanguard.
In certain circumstances, Vanguard fund shares can be held directly with Vanguard. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums
To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
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To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—608).
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
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Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If applicable, orders by Vanguard Funds of Funds will be treated as received by the Fund at the same time that corresponding orders are received in proper form by the Vanguard Funds of Funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
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Other Purchase Rules You Should Know
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
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How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Wealth Management clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated
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disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make
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additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone.
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You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access) or by telephone. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
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Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
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• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If
32

necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
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Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
• Authorization to act on the account (as the account owner or by legal documentation or other means).
• Account registration and address.
• Fund name and account number, if applicable.
• Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
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Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses
If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Account Service Fee
Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds,
35

regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or
36

options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Trustees’ Equity Fund (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
37

Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements
Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports. The Fund’s Financial Statements and Other Information is filed with the SEC on Form N-CSR and available on our website.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
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• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
• Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
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Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
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Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard Diversified Equity Fund	6/10/2005	DivEqInv	608	921939401

CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
CFA® is a registered trademark owned by CFA Institute.
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Glossary of Investment Terms
Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a fund.
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Fund of Funds. A fund that pursues its objective by investing in other funds.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
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Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
MSCI US Broad Market Index. An index that tracks virtually all stocks that trade in the U.S. stock market.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Diversified Equity Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-02968-99
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 608 022025

Vanguard International Value Fund
Prospectus
 February 28, 2025
Investor Shares
Vanguard International Value Fund Investor Shares (VTRIX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.34%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.36%
1
The expense information shown in the table has been restated to reflect current fees.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical
1

expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$37	$116	$202	$456
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests mainly in common stocks of companies located outside the United States that are considered by one of the Fund’s advisors to be undervalued. Such stocks, called value stocks, often are out of favor in periods when investors are drawn to companies with strong prospects for growth. The prices of value stocks, therefore, may be below average in relation to measures such as earnings and book value. The Fund invests in large-, mid-, and small-capitalization companies and is expected to diversify its assets in countries across developed and emerging markets. The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of equity securities of foreign companies for the Fund.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value
2

of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.
• Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. Large-, mid-, and small-cap stocks, as well as non-U.S. value stocks, each tend to go through cycles of doing better—or worse—than other segments of the stock market or the global market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.
• Special risks of investing in China. The Fund’s investments in companies or issuers economically tied to China are subject to the country/regional, emerging markets, and currency risks described above, in addition to unique risks. Investments economically tied to China are associated with considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty. Risks described above may be more pronounced for the Fund. All of these factors, among others, could have negative impacts on the Fund. For example, the Fund may not be able to access its desired amount of shares of companies incorporated in China that trade on the Shanghai and Shenzhen Stock Exchanges (A-shares) and/or the Hong Kong Stock Exchange (H-shares), which may cause the Fund to miss out on desirable investment opportunities. Investments economically tied to China may be (or become in the future) restricted or sanctioned by the U.S. government or another government, which could cause these securities to decline in value or become less liquid. If the Fund’s holdings become impacted by restrictions or sanctions, the Fund may incur losses. Additionally, the Fund may gain exposure to certain companies in
3

China through legal structures known as variable interest entities (VIEs), which provide exposure to Chinese companies through contractual arrangements instead of equity ownership. Investing through a VIE does not offer the same level of investor protection as direct ownership and is subject to risks including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements outside of the U.S., and intervention by the U.S. government. These risks could significantly affect a VIE’s market value, which in turn could impact the Fund’s performance.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financial sector subjects the Fund to proportionately higher exposure to the risks of this sector.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. MSCI ACWI ex USA Index returns are adjusted for withholding taxes. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
4

Annual Total Returns — Vanguard International Value Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	23.57%	December 31, 2020
Lowest	-26.30%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard International Value Fund Investor Shares
Return Before Taxes	1.04%	4.06%	4.61%
Return After Taxes on Distributions	-0.96	3.08	3.77
Return After Taxes on Distributions and Sale of Fund Shares	1.85	3.09	3.56
MSCI ACWI ex USA Index (reflects no deduction for fees or expenses)	5.53%	4.10%	4.80%
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
5

Investment Advisors
ARGA Investment Management, LP (ARGA)
Lazard Asset Management LLC (Lazard)
Sprucegrove Investment Management Ltd. (Sprucegrove)
Portfolio Managers
A. Rama Krishna, CFA, Founder and Chief Investment Officer of ARGA. He has co-managed a portion of the Fund since 2012.

Steven Morrow, CFA, Director of Research at ARGA. He has co-managed a portion of the Fund since 2012.

Michael A. Bennett, CPA, Managing Director of Lazard. He has co-managed a portion of the Fund since 2010.

Michael G. Fry, Managing Director of Lazard. He has co-managed a portion of the Fund since 2010.

Arjun Kumar, CFA, Chief Executive Officer, Portfolio Manager and Managing Director of Sprucegrove. He has co-managed a portion of the Fund since 2020.

Shirley Woo, CFA, Portfolio Manager and Managing Director of Sprucegrove. She has co-managed a portion of the Fund since 2020.
6

Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.

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More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard International Value Fund’s expense ratio would be 0.36%, or $3.60 per $1,000 of average net assets.
The average expense ratio for international funds in 2023 was 1.22%, or
$12.20 per $1,000 of average net assets (derived from data provided by
Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote,
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unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.
Market Exposure
The Fund is a value-oriented fund that invests primarily in the common stocks of foreign companies in a number of different countries throughout the world, without regard for the size (capitalization) of the companies. The asset-weighted median market capitalization of the Fund’s stock holdings as of October 31, 2024, was $30 billion.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar auditing, legal, tax, regulatory, financial reporting, accounting, and recordkeeping standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to different levels of government supervision and regulation than their counterparts in the
United States. Further, the imposition of economic or other sanctions on the
United States by a foreign country, or on a foreign country or issuer by the
United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

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The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies.
Geopolitical & Sanctions risk. Investing can be affected by geopolitical events such as wars, terrorism or other national security concerns, or global health crises. Due to growing dependencies between global economies, these geopolitical events can negatively affect global securities, markets, and economies. It is possible that events which only impact one country/region could have negative short- or long-term effects on markets, issuers, and/or foreign exchanges, in both the U.S. and other countries.
At times, the U.S. government, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities. Vanguard’s compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to a Fund’s portfolio holdings and its returns could be negatively impacted. In lieu of sanctions, a company, or specific goods that a company produces, could be subjected to trade embargoes or tariffs which do not prohibit investing in the company but could impact the value of the company.
Special risks of investing in China. The Fund invests in companies or issuers economically tied to China, which subjects the Fund to risks not typically associated with investments in more established markets. Investments in
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companies or issuers economically tied to China are subject to all of the foreign investment risks described in this prospectus, as well as to the special risks and considerations discussed below. Foreign investment risks (country/regional risk, emerging markets risk, currency risk, and geopolitical and sanctions risk) may be more pronounced with respect to the Fund’s investments economically tied to China or for the Fund as a whole. Each of these factors could increase the Fund’s volatility, cause the Fund to incur losses, or otherwise impact the Fund’s performance.
Investments in companies or issuers economically tied to China are subject to considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty. For example, the Chinese government has historically exercised authority over publicly traded Chinese companies and may continue to do so. This authority can include, but is not limited to, dictating what types of products Chinese companies should produce and to whom such products can be sold, nationalizing or seizing assets, and pursuing regulatory enforcement in an unpredictable manner. The Chinese government’s monetary policy, which may include restricting currency access or devaluing Chinese currency, could have a negative impact on the Fund’s ability to effectively trade in the Chinese markets. China has ongoing disputes with Hong Kong, Taiwan, the Xinjiang region and the Uyghur population, and other neighboring areas. These disputes continue to escalate due to ongoing Chinese military exercises (such as land reclamation efforts in the South China Sea), policymaking within China, assertions of human rights violations by the UN and other developed nations, and statements from high-ranking Chinese government officials. In addition, the Chinese government has been accused of participating in state-sponsored cyberattacks against other foreign countries and foreign companies. Concerns have also been raised regarding Chinese companies that engage in activities that potentially pose a national security threat to the United States and other countries. Actual or threatened responses to these activities, including sanctions or other restrictions (such as tariffs or embargoes) imposed by the United States or other countries, can significantly impact the Chinese economy and companies or issuers economically tied to China. The Chinese government may also itself impose trade restrictions on Chinese companies. Compliance with sanctions could lead to a large market selloff, which could result in significant losses to the Fund if the Fund holds securities that are sanctioned. All of these factors could cause the Fund’s investments in companies or issuers economically tied to China to decline in value or become less liquid.
The Fund may be subject to additional risks depending on the types of Chinese securities in which it invests and how it gains exposure to those securities. Companies incorporated in China can issue different types of shares depending on the exchange on which the shares will trade and the types of investors to
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whom the shares will be available. For example, A-shares are traded on the Shanghai and Shenzhen Stock exchanges and are available to the Fund through the China Stock Connect program (Stock Connect) or with a license granted under the qualified foreign investor (QFI) framework. To the extent that the Fund invests in A-shares, the Fund is subject to the risk that it will not be able to access its desired amount of A-shares through Stock Connect or a QFI license. There is no guarantee that the Chinese government will continue to allow investment through Stock Connect and/or the QFI framework. Investing through these channels is also subject to trading restrictions and suspensions and operational, clearing, and settlement risks. H-shares are traded on the Hong Kong Stock Exchange and are generally available to all investors, but are subject to the risk that the Hong Kong stock market may have little to no correlation to the performance of the mainland Chinese stock market.
The Fund may also gain exposure to Chinese companies through legal structures known as variable interest entities (VIEs), which provide exposure to a Chinese company through contractual arrangements instead of equity ownership. Investing through a VIE does not offer the same level of investor protection as direct ownership and is subject to risks including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements outside of the United States, and intervention by the Chinese government. These risks could significantly affect a VIE’s market value, which in turn could impact the Fund’s performance.
Plain Talk About Growth Funds and Value Funds
Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally invest in stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields, if any, and above-average prices in relation to measures such as earnings and book value. Value funds typically invest in stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

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The Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. Small-, mid-, and large-cap stocks, as well as non-U.S. value stocks, each tend to go through cycles of doing better—or worse—than other segments of the stock market or the global market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of equity securities of foreign companies for the Fund. Equity securities may include common stock, preferred stock, depositary receipts, convertible securities, and rights to purchase common stock.

Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Fund. Different advisors may reach different conclusions on the same security.

ARGA invests in undervalued securities with long-term upside. ARGA’s valuation approach is based on fundamental research and present value. Bottom-up research is conducted by global business analysts, leveraging ARGA’s proprietary Global Industry Models. ARGA uses a Dividend Discount Model (DDM) to select stocks that trade at a discount to intrinsic value based on forecasted normalized earnings power. ARGA limits downside risk through company stress tests and diversification. Believing fear and uncertainty create investment opportunity, ARGA’s strict adherence to this process is designed to remove emotion from investment decisions, maximizing returns over time.

Lazard employs a research-driven, bottom-up, relative value approach in selecting stocks. Lazard seeks to identify individual stocks that offer an appropriate trade-off between valuation and financial productivity. The portfolio management team uses return on equity as the primary measure of financial
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productivity, while secondary measures include return on assets, cash return on equity, and operating margin. Lazard’s research analysts utilize a global sector approach to fundamental analysis. Stock selection is the result of the bottom-up process, regardless of sector and regional boundaries. Holdings and sector weightings may differ from the benchmark.

Sprucegrove employs a disciplined, value-oriented, global investment strategy to select stocks. The foundation of the firm’s investment philosophy is the belief that investors’ short-term focus allows high-quality companies to trade at a discount. A firm that strictly adheres to its disciplined long-term approach, Sprucegrove is patient and waits for exploitable valuation opportunities that allow the firm to purchase high-quality businesses at a substantial discount to their long-term value and hold them through market volatility. The investment process was founded on intense proprietary research, with analysts identifying high-quality companies as measured against five criteria: above-average consistent profitability, sustainable competitive advantages, financial strength, opportunity for growth, and capable management.
Ownership Limitations
As the assets managed by Vanguard and its external advisors continue to grow, the securities held by Vanguard funds increasingly are impacted by ownership limitations. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, Vanguard is also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. Vanguard attempts to mitigate the impacts of ownership limitations on Vanguard funds through the various methods discussed below in Methods to address ownership limitations. However, it is possible that these methods will be unsuccessful.
Impacts of ownership limitations. When an ownership limitation applies, Vanguard may need to tell the Vanguard funds how much of impacted securities each fund can buy and hold. When this occurs, a Vanguard fund may not be able
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to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund’s advisor not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps Vanguard and the Vanguard funds take to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets Vanguard and its third-party advisors manage, the more likely it is that ownership limitations could affect Vanguard funds negatively.
Methods to address ownership limitations. Vanguard and the Vanguard funds try to manage the negative impacts that ownership limitations could have on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief, and there is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to obtain additional relief from ownership limitations in the future. In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. The risks of derivatives use are discussed elsewhere in the prospectus.
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The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financial sector subjects the Fund to proportionately higher exposure to the risks of this sector.
Other Investment Policies and Risks
In addition to investing in equity securities of foreign companies, the Fund may make other kinds of investments to achieve its investment objective.
The Fund may invest in preferred stocks and convertible bonds. With preferred stocks, holders receive set dividends from the issuer; their claim on the issuer’s income and assets ranks before that of common-stock holders, but after that of bondholders. Convertible bonds can be converted into, or exchanged for, common stocks.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. Derivatives may be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Fund may also invest in equity futures and options contracts, which are types of derivatives.
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Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be more difficult to accurately value.

The Vanguard Group, Inc. (Vanguard) administers a small portion of the Fund’s assets to facilitate cash flows to and from the Fund’s advisors. The Fund may invest these assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including Vanguard equity ETF Shares. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may also purchase futures or ETFs when doing so will reduce the Fund’s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares of other Vanguard funds are excluded when allocating to the Fund its share of the costs of Vanguard operations.
Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Redemption Requests
Methods used to meet redemption requests. Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to first meet redemptions from a cash or cash equivalent reserve. Alternatively, Vanguard may instruct the advisors to sell a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
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Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
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Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately. A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments— in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF
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Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover
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rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisors
The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.
• ARGA Investment Management, LP, 1010 Washington Boulevard, 6th Floor, Stamford, CT 06901, is an investment management firm founded in 2010. As of October 31, 2024, ARGA managed approximately $18.6 billion in assets.

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• Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, NY 10112, is an investment management firm and wholly owned subsidiary of Lazard Freres & Co. LLC. As of October 31, 2024, Lazard managed approximately $248 billion in assets.

• Sprucegrove Investment Management Ltd., 181 University Ave., Suite 1300, Toronto, Ontario, Canada, MH5 3M7, is an investment management firm founded in 1993. As of October 31, 2024, Sprucegrove managed approximately $16.9 billion in assets.

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the MSCI ACWI ex USA Index over the preceding 60-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended October 31, 2024, the aggregate advisory fee represented an effective annual rate of 0.16% of the Fund’s average net assets before a performance-based decrease of less than 0.01%.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund’s investment advisory agreements, see the semiannual report to shareholders covering the fiscal period ended April 30, 2024.
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The managers primarily responsible for the day-to-day management of the Fund are:
A. Rama Krishna, CFA, Founder and Chief Investment Officer of ARGA. He has worked in investment management since 1987, has been with ARGA since 2010, and has co-managed a portion of the Fund since 2012. Education: B.A. (Honors) in Economics, St. Stephens College, University of Delhi; M.B.A. and M.A., University of Michigan.

Steven Morrow, CFA, Director of Research at ARGA. He has worked in investment management since 1993, has been with ARGA since 2010, and has co-managed a portion of the Fund since 2012. Education: B.S., University of New Hampshire; M.B.A., Cornell University.

Michael A. Bennett, CPA, Managing Director of Lazard. He has worked in investment management since 1987, has been with Lazard since 1992, and has co-managed a portion of the Fund since 2010. Education: B.S., New York University; M.B.A., University of Chicago.

Michael G. Fry, Managing Director of Lazard. He has worked in investment management since 1981, has been with Lazard since 2005, and has co-managed a portion of the Fund since 2010. Education: B.Sc., Flinders University.

Arjun Kumar, CFA, Chief Executive Officer, Portfolio Manager and Managing Director of Sprucegrove. He has worked in investment management since joining Sprucegrove in 2002, has managed investment portfolios since 2013, and has co-managed a portion of the Fund since 2020. Education: B.A. (Honors) in Economics and Commerce, University of Toronto; M.B.A., University of Toronto.

Shirley Woo, CFA, Portfolio Manager and Managing Director of Sprucegrove. She has worked in investment management since 1987, has managed investment portfolios since joining Sprucegrove in 1993, and has co-managed a portion of the Fund since 2020. Education: B.A., University of Toronto.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
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• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares of the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s or an underlying Vanguard fund’s investments.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income, for U.S. federal income tax purposes, your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so. You may qualify for an offsetting credit or deduction under U.S. tax laws for any
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amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19
(not counting market change). You still have only $5,000 (250 shares x $19 =
$4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special notice to non-U.S. investors. The Fund offered for sale in this prospectus is primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
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Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Fund. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Fund.
Share Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This
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most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.
Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard International Value Fund
	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$36.55	$32.96	$43.76	$32.48	$36.63
Investment Operations
Net Investment Income[1]	1.142	1.045	1.019	1.091	.684
Net Realized and Unrealized Gain (Loss) on Investments	5.801	3.528	(10.011)	10.824	(3.723)
Total from Investment Operations	6.943	4.573	(8.992)	11.915	(3.039)
Distributions
Dividends from Net Investment Income	(1.123)	(.983)	(1.087)	(.635)	(1.111)
Distributions from Realized Capital Gains	—	—	(.721)	—	—
Total Distributions	(1.123)	(.983)	(1.808)	(.635)	(1.111)
Net Asset Value, End of Period	$42.37	$36.55	$32.96	$43.76	$32.48
Total Return[2]	19.23%	13.97%	-21.28%	36.91%	-8.69%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,950	$12,422	$11,733	$15,219	$9,408
Ratio of Total Expenses to Average Net Assets[3]	0.37%[4]	0.39%	0.38%	0.36%	0.35%
Ratio of Net Investment Income to Average Net Assets	2.76%	2.72%	2.68%	2.56%	2.05%
Portfolio Turnover Rate	40%	29%	37%	33%	72%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.00%), 0.01%, 0.00%, (0.01%), and (0.02%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.37%.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the policies in this section without notice. Please call or check online for current information. See Contacting Vanguard.
In certain circumstances, Vanguard fund shares can be held directly with Vanguard. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums
To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
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To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—46).
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
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Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If applicable, orders by Vanguard Funds of Funds will be treated as received by the Fund at the same time that corresponding orders are received in proper form by the Vanguard Funds of Funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
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Other Purchase Rules You Should Know
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
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How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Wealth Management clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated
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disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make
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additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail.
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Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access) or by telephone. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
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Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
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• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If
39

necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
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Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
• Authorization to act on the account (as the account owner or by legal documentation or other means).
• Account registration and address.
• Fund name and account number, if applicable.
• Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
41

Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses
If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Account Service Fee
Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds,
42

regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or
43

options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Trustees’ Equity Fund (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
44

Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements
Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports. The Fund’s Financial Statements and Other Information is filed with the SEC on Form N-CSR and available on our website.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
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• Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
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Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
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Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard International Value Fund	5/16/1983	IntlVal	46	921939203

CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
CFA® is a registered trademark owned by CFA Institute.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
MSCI ACWI ex USA Index. An index that tracks stock markets in countries included in the MSCI EAFE Index plus Canada and a number of emerging markets, but excluding the United States.
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Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.
Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard International Value Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-02968-99
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 046 022025

Vanguard Emerging Markets Select Stock Fund
Prospectus
 February 28, 2025
Investor Shares
Vanguard Emerging Markets Select Stock Fund Investor Shares (VMMSX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
12b-1 Distribution Fee	None
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.75%
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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests mainly in equity securities of companies located in emerging markets. The Fund invests in small-, mid-, and large-capitalization companies and is expected to diversify its assets among companies located in emerging markets around the world. Under normal circumstances, at least 80% of the Fund’s assets will be invested in common stocks of companies located in emerging markets. A company is considered to be located in an emerging market if it is organized under the laws of, or has a principal office in, an emerging country; has a class of securities whose principal securities market is in an emerging country; derives 50% or more of its total revenue from goods produced, sales made, or services provided in one or more emerging countries; or maintains 50% or more of its assets in one or more emerging countries. The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of equity securities for the Fund.
2

Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets.
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.
• Special risks of investing in China. The Fund’s investments in companies or issuers economically tied to China are subject to the country/regional, emerging markets, and currency risks described above, in addition to unique risks. Investments economically tied to China are associated with considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty. Risks described above may be more pronounced for the Fund. All of these factors, among others, could have negative impacts on the Fund. For example, the Fund may not be able to access its desired amount of shares of companies incorporated in China that trade on the Shanghai and Shenzhen Stock Exchanges (A-shares) and/or the Hong Kong Stock Exchange (H-shares), which may cause the Fund to miss out on desirable investment opportunities. Investments economically tied to China may be (or become in the future)
3

restricted or sanctioned by the U.S. government or another government, which could cause these securities to decline in value or become less liquid. If the Fund’s holdings become impacted by restrictions or sanctions, the Fund may incur losses. Additionally, the Fund may gain exposure to certain companies in China through legal structures known as variable interest entities (VIEs), which provide exposure to Chinese companies through contractual arrangements instead of equity ownership. Investing through a VIE does not offer the same level of investor protection as direct ownership and is subject to risks including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements outside of the U.S., and intervention by the U.S. government. These risks could significantly affect a VIE’s market value, which in turn could impact the Fund’s performance.
• Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. Small-, mid-, and large-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the global market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financial sector subjects the Fund to proportionately higher exposure to the risks of this sector.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of its benchmark index and another comparative index, which have investment characteristics similar to those of the Fund. FTSE Emerging Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. MSCI ACWI ex USA Index returns are adjusted for withholding taxes. Keep in mind that the Fund’s past performance (before and
4

after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Emerging Markets Select Stock Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	23.39%	December 31, 2020
Lowest	-28.65%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard Emerging Markets Select Stock Fund Investor Shares
Return Before Taxes	5.88%	1.85%	4.28%
Return After Taxes on Distributions	5.17	0.99	3.65
Return After Taxes on Distributions and Sale of Fund Shares	4.16	1.39	3.37
FTSE Emerging Index (reflects no deduction for fees or expenses)	12.40%	3.06%	4.34%
MSCI ACWI ex USA Index (reflects no deduction for fees or expenses)	5.53	4.10	4.80
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes
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on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisors
Baillie Gifford Overseas Ltd. (Baillie Gifford)

Pzena Investment Management, LLC (Pzena)

Wellington Management Company LLP (Wellington Management)
Portfolio Managers
Andrew Stobart, Portfolio Manager at Baillie Gifford. He has co-managed a portion of the Fund since 2018.

Mike Gush, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Portfolio Manager at Baillie Gifford. He has co-managed a portion of the Fund since 2018.

Rakesh Bordia, Principal and Portfolio Manager at Pzena. He has co-managed a portion of the Fund since 2020.

Caroline Cai, CFA, Managing Principal, Chief Executive Officer, and Portfolio Manager at Pzena. She has co-managed a portion of the Fund since its inception in 2011.

Allison Fisch, Managing Principal, President, and Portfolio Manager at Pzena. She has co-managed a portion of the Fund since its inception in 2011.

Akhil Subramanian, Principal and Portfolio Manager at Pzena. He has co-managed a portion of the Fund since 2023.

Mary Pryshlak, CFA, Senior Managing Director and Head of Investment Research at Wellington Management. She has managed a portion of the Fund since 2018.
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that
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may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.

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More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Emerging Markets Select Stock
Fund’s expense ratio would be 0.75%, or $7.50 per $1,000 of average net assets. The average expense ratio for emerging markets funds in 2023 was
1.23%, or $12.30 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the
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Fund’s investment objective is not fundamental and may be changed without a shareholder vote. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.
Market Exposure
The Fund invests primarily in the common stocks of companies located in emerging markets throughout the world, without regard for the size (capitalization) of the companies.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting and recordkeeping systems; and greater political, social, and economic instability than developed markets. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies.
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Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar auditing, legal, tax, regulatory, financial reporting, accounting, and recordkeeping standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to different levels of government supervision and regulation than their counterparts in the
United States. Further, the imposition of economic or other sanctions on the
United States by a foreign country, or on a foreign country or issuer by the
United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

Geopolitical & Sanctions risk. Investing can be affected by geopolitical events such as wars, terrorism or other national security concerns, or global health crises. Due to growing dependencies between global economies, these geopolitical events can negatively affect global securities, markets, and economies. It is possible that events which only impact one country/region could have negative short- or long-term effects on markets, issuers, and/or foreign exchanges, in both the U.S. and other countries.
At times, the U.S. government, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities. Vanguard’s compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to a Fund’s portfolio holdings and its returns could be negatively impacted. In lieu of sanctions, a company, or specific goods that a company produces, could be subjected to trade embargoes or tariffs which do not prohibit investing in the company but could impact the value of the company.
Special risks of investing in China. The Fund invests in companies or issuers economically tied to China, which subjects the Fund to risks not typically associated with investments in more established markets. Investments in companies or issuers economically tied to China are subject to all of the foreign
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investment risks described in this prospectus, as well as to the special risks and considerations discussed below. Foreign investment risks (country/regional risk, emerging markets risk, currency risk, and geopolitical and sanctions risk) may be more pronounced with respect to the Fund’s investments economically tied to China or for the Fund as a whole. Each of these factors could increase the Fund’s volatility, cause the Fund to incur losses, or otherwise impact the Fund’s performance.
Investments in companies or issuers economically tied to China are subject to considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty. For example, the Chinese government has historically exercised authority over publicly traded Chinese companies and may continue to do so. This authority can include, but is not limited to, dictating what types of products Chinese companies should produce and to whom such products can be sold, nationalizing or seizing assets, and pursuing regulatory enforcement in an unpredictable manner. The Chinese government’s monetary policy, which may include restricting currency access or devaluing Chinese currency, could have a negative impact on the Fund’s ability to effectively trade in the Chinese markets. China has ongoing disputes with Hong Kong, Taiwan, the Xinjiang region and the Uyghur population, and other neighboring areas. These disputes continue to escalate due to ongoing Chinese military exercises (such as land reclamation efforts in the South China Sea), policymaking within China, assertions of human rights violations by the UN and other developed nations, and statements from high-ranking Chinese government officials. In addition, the Chinese government has been accused of participating in state-sponsored cyberattacks against other foreign countries and foreign companies. Concerns have also been raised regarding Chinese companies that engage in activities that potentially pose a national security threat to the United States and other countries. Actual or threatened responses to these activities, including sanctions or other restrictions (such as tariffs or embargoes) imposed by the United States or other countries, can significantly impact the Chinese economy and companies or issuers economically tied to China. The Chinese government may also itself impose trade restrictions on Chinese companies. Compliance with sanctions could lead to a large market selloff, which could result in significant losses to the Fund if the Fund holds securities that are sanctioned. All of these factors could cause the Fund’s investments in companies or issuers economically tied to China to decline in value or become less liquid.
The Fund may be subject to additional risks depending on the types of Chinese securities in which it invests and how it gains exposure to those securities. Companies incorporated in China can issue different types of shares depending on the exchange on which the shares will trade and the types of investors to
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whom the shares will be available. For example, A-shares are traded on the Shanghai and Shenzhen Stock exchanges and are available to the Fund through the China Stock Connect program (Stock Connect) or with a license granted under the qualified foreign investor (QFI) framework. To the extent that the Fund invests in A-shares, the Fund is subject to the risk that it will not be able to access its desired amount of A-shares through Stock Connect or a QFI license. There is no guarantee that the Chinese government will continue to allow investment through Stock Connect and/or the QFI framework. Investing through these channels is also subject to trading restrictions and suspensions and operational, clearing, and settlement risks. H-shares are traded on the Hong Kong Stock Exchange and are generally available to all investors, but are subject to the risk that the Hong Kong stock market may have little to no correlation to the performance of the mainland Chinese stock market.
The Fund may also gain exposure to Chinese companies through legal structures known as variable interest entities (VIEs), which provide exposure to a Chinese company through contractual arrangements instead of equity ownership. Investing through a VIE does not offer the same level of investor protection as direct ownership and is subject to risks including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements outside of the United States, and intervention by the Chinese government. These risks could significantly affect a VIE’s market value, which in turn could impact the Fund’s performance.

The Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from global stock markets. Small-, mid-, and large-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the global market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of equity securities for the Fund. The advisors may consider emerging countries to be those included in the Fund’s benchmark
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index, the FTSE Emerging Index; countries classified as emerging economies by the World Bank; and other countries or markets with similar emerging characteristics. Each advisor will consider, among other things, a country’s political and economic stability and the development of its financial and capital markets when determining what constitutes an emerging market country. A company is considered to be located in an emerging market if it is organized under the laws of, or has a principal office in, an emerging country; has a class of securities whose principal securities market is in an emerging country; derives 50% or more of its total revenue from goods produced, sales made, or services provided in one or more emerging countries; or maintains 50% or more of its assets in one or more emerging countries. Equity securities may include common stock, preferred stock, depositary receipts, convertible securities, and rights to purchase common stock.

Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor uses a different process to select securities for its portion of the Fund’s assets. The equity securities selected for the Fund will typically be from those emerging markets countries included in the FTSE Emerging Index. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Fund. Different advisors may reach different conclusions on the same security.

Baillie Gifford follows an investment approach based on making long-term investments in well-researched and well-managed businesses with above-average growth potential. Baillie Gifford analyzes a company’s ability to grow at an above-average rate by considering the industry in which it operates, any sustainable competitive advantages the company has within that industry, the ability of management to execute on the market opportunity before them, and whether the company can fund growth with internally generated cash flows. Baillie Gifford also considers the valuation of the company to understand the extent to which the market has already appreciated these factors. Historically, Baillie Gifford has been willing to pay a premium for companies it believes can deliver superior growth.

Pzena utilizes a deep-value approach to portfolio management that focuses on the most undervalued companies based on five-year price-to-normalized earnings. Pzena believes that this value philosophy works well in emerging markets because most investors ignore the cost side of the equation and focus only on growth. Because the companies that the advisor targets may be underperforming relative to
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their historical earnings, each undergoes an underwriting process to determine whether the problems are temporary or permanent.

Stocks are considered for purchase if they meet the following criteria: (1) the company’s identified problems, if any, are temporary; (2) the company’s management has a viable strategy to generate a recovery in earnings; and (3) the range of outcomes has a positive skew in case the earnings recovery does not materialize. Pzena’s portfolio will be diversified among sectors and countries.

Wellington Management allocates assets to a team of Wellington Management’s investment professionals, who are primarily Global Industry Analysts (GIAs). The relative size of each analyst’s subportfolio of assets is roughly proportional to the relative weight of the analyst’s coverage universe in the Fund’s benchmark, the FTSE Emerging Index. Wellington Management employs a bottom-up approach that seeks to add value through in-depth fundamental research and understanding of its industries. The advisor believes that the experience of covering the same companies over a period of many years provides the GIAs with in-depth knowledge of their coverage, which in turn leads to better and more timely decisions and increases their potential to produce superior results. The strategy combines a blend of investment disciplines, which diversifies investment style risk, as individual analysts have developed valuation methodologies that have proved most relevant to their particular industries. The country weights are determined by the stock selection process. The Wellington Management analysts communicate on a regular basis to discuss risk arising from overall portfolio-level country exposures.
Ownership Limitations
As the assets managed by Vanguard and its external advisors continue to grow, the securities held by Vanguard funds increasingly are impacted by ownership limitations. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, Vanguard is also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts
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listed above. Vanguard attempts to mitigate the impacts of ownership limitations on Vanguard funds through the various methods discussed below in Methods to address ownership limitations. However, it is possible that these methods will be unsuccessful.
Impacts of ownership limitations. When an ownership limitation applies, Vanguard may need to tell the Vanguard funds how much of impacted securities each fund can buy and hold. When this occurs, a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund’s advisor not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps Vanguard and the Vanguard funds take to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets Vanguard and its third-party advisors manage, the more likely it is that ownership limitations could affect Vanguard funds negatively.
Methods to address ownership limitations. Vanguard and the Vanguard funds try to manage the negative impacts that ownership limitations could have on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief, and there is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to obtain additional relief from ownership limitations in the future. In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the
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returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. The risks of derivatives use are discussed elsewhere in the prospectus.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financial sector subjects the Fund to proportionately higher exposure to the risks of this sector.
Other Investment Policies and Risks
In addition to investing in equity securities of companies located in emerging markets, the Fund may make other kinds of investments to achieve its investment objective.
The Fund may invest, to a limited extent, in derivatives. The Fund may use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Fund may also invest in stock futures, stock index futures, and options contracts, which are all types of derivatives.
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Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be more difficult to accurately value.

The Vanguard Group, Inc. (Vanguard) administers a small portion of the Fund’s assets to facilitate cash flows to and from the Fund’s advisors. The Fund may invest these assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including Vanguard equity ETF Shares. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may also purchase futures or ETFs when doing so will reduce the Fund’s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares of other Vanguard funds are excluded when allocating to the Fund its share of the costs of Vanguard operations.
Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Redemption Requests
Methods used to meet redemption requests. Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to first meet redemptions from a cash or cash equivalent reserve. Alternatively, Vanguard may instruct the advisors to sell a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to
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implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions
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in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately. A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term
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Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
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Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisors
The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

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• Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. Baillie Gifford began managing a portion of the Fund in 2018. Baillie Gifford & Co. had assets under management that totaled approximately $282 billion as of October 31, 2024.

• Pzena Investment Management, LLC, 320 Park Avenue, 8th Floor, New York, NY 10022, is a global investment management firm founded in 1995. Pzena focuses exclusively on a deep value investment approach. Pzena is wholly owned by the partners of Pzena Investment Management, LLC, a Delaware limited liability company. As of October 31, 2024, Pzena managed approximately $69 billion in assets.

• Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of October 31, 2024, Wellington Management had investment management authority with respect to approximately $1.3 trillion in client assets.

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the FTSE Emerging Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended October 31, 2024, the aggregate advisory fee represented an effective annual rate of 0.51% of the Fund’s average net assets before a performance-based decrease of 0.07%.
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Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund’s investment advisory agreements, see the semiannual report to shareholders covering the fiscal period ended April 30, 2024.
The managers primarily responsible for the day-to-day management of the Fund are:
Andrew Stobart, Portfolio Manager at Baillie Gifford. He has worked in investment management since joining Baillie Gifford in 1991, has managed investment portfolios since 2001, and has co-managed a portion of the Fund since 2018. Education: M.A., University of Cambridge.

Mike Gush, Partner of Baillie Gifford & Co. and Portfolio Manager at Baillie Gifford. He has worked in investment management since joining Baillie Gifford in 2003, has managed investment portfolios since 2005, and has co-managed a portion of the Fund since 2018. Education: M.Eng., Durham University.

Rakesh Bordia, Principal and Portfolio Manager at Pzena. He has worked in investment management since 1995, has been with Pzena since 2007, has managed investment portfolios since 2015, and has co-managed a portion of the Fund since 2020. Education: B.Tech., the Indian Institute of Technology; M.B.A., the Indian Institute of Management.

Caroline Cai, CFA, Managing Principal, Chief Executive Officer, and Portfolio Manager at Pzena. She has worked in investment management since 1998, has managed investment portfolios for Pzena since 2007, and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Bryn Mawr College.

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Allison Fisch, Managing Principal, President, and Portfolio Manager at Pzena. She has worked in investment management since 2001, has managed investment portfolios for Pzena since 2008, and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Dartmouth College.

Akhil Subramanian, Principal and Portfolio Manager at Pzena. He has worked in investment management since 2008, has been with Pzena since 2017, has managed investment portfolios, including co-managed a portion of the Fund, since 2023. Education: B.S., University of Chicago; M.B.A., Columbia
Business School.

Mary Pryshlak, CFA, Senior Managing Director and Head of Investment Research at Wellington Management. She has worked in investment management since 1994, joined Wellington Management in 2004, has managed investment portfolios since 2007, and has managed a portion of the Fund since 2018. Education: B.A., Rutgers College.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.
You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
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Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
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• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income, for U.S. federal income tax purposes, your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
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Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19
(not counting market change). You still have only $5,000 (250 shares x $19 =
$4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special notice to non-U.S. investors. The Fund offered for sale in this prospectus is primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Fund. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Fund.
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Share Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
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Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.
Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard Emerging Markets Select Stock Fund
	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$19.33	$17.42	$27.09	$22.18	$21.87
Investment Operations
Net Investment Income[1]	.640	.606	.715	.457	.298
Net Realized and Unrealized Gain (Loss) on Investments	3.559	2.019	(8.724)	4.729	.483
Total from Investment Operations	4.199	2.625	(8.009)	5.186	.781
Distributions
Dividends from Net Investment Income	(.629)	(.715)	(.486)	(.276)	(.471)
Distributions from Realized Capital Gains	—	—	(1.175)	—	—
Total Distributions	(.629)	(.715)	(1.661)	(.276)	(.471)
Net Asset Value, End of Period	$22.90	$19.33	$17.42	$27.09	$22.18
Total Return[2]	22.19%	15.10%	-31.16%	23.44%	3.51%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$793	$709	$629	$974	$670
Ratio of Total Expenses to Average Net Assets[3]	0.75%[4]	0.80%[4]	0.78%	0.84%	0.85%
Ratio of Net Investment Income to Average Net Assets	2.98%	2.99%	3.26%	1.65%	1.43%
Portfolio Turnover Rate	68%	43%	41%	48%	52%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.07%), (0.01%), (0.04%), 0.02%, and (0.01%).
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.74% and 0.80%, respectively.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the policies in this section without notice. Please call or check online for current information. See Contacting Vanguard.
In certain circumstances, Vanguard fund shares can be held directly with Vanguard. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums
To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
To add to an existing account. Generally $1.
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How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—752).
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
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Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If applicable, orders by Vanguard Funds of Funds will be treated as received by the Fund at the same time that corresponding orders are received in proper form by the Vanguard Funds of Funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
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Other Purchase Rules You Should Know
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
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How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Wealth Management clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated
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disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make
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additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone.
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You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access) or by telephone. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
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Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
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• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If
40

necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
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Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
• Authorization to act on the account (as the account owner or by legal documentation or other means).
• Account registration and address.
• Fund name and account number, if applicable.
• Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
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Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses
If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Account Service Fee
Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds,
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regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or
44

options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Trustees’ Equity Fund (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
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Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements
Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports. The Fund’s Financial Statements and Other Information is filed with the SEC on Form N-CSR and available on our website.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
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• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
• Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
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Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
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Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard Emerging Markets Select Stock Fund	6/27/2011	EmgMktSelStk	752	921939500

CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
CFA® is a registered trademark owned by CFA Institute.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
FTSE Emerging Index. A market-capitalization-weighted index representing large- and mid-cap stocks of companies located in emerging markets around the world.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
MSCI ACWI ex USA Index. An index that tracks stock markets in countries included in the MSCI EAFE Index plus Canada and a number of emerging markets, but excluding the United States.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
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New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Emerging Markets Select Stock Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-02968-99
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 752 022025

Vanguard Commodity Strategy Fund
Prospectus
 February 28, 2025
Admiral™ Shares
Vanguard Commodity Strategy Fund Admiral Shares (VCMDX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

Neither the Securities and Exchange Commission (SEC) nor the Commodity Futures Trading Commission (CFTC) have approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
The Fund seeks to provide broad commodities exposure and capital appreciation.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.16%
1
The expense information shown in the table has been restated to reflect current fees.
1

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$16	$52	$90	$205
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s advisor employs an active investment management approach to invest the Fund’s assets in commodity-linked investments, which are backed by a portfolio of inflation-linked investments and other fixed income securities.

Commodities are real assets, including, but not limited to, agricultural products, livestock, precious and industrial metals, and energy products. The Fund invests in instruments that create long and short exposure to commodities, including commodity-linked total return swaps, commodity futures contracts and options on commodity futures contracts, commodity-linked structured notes, exchange-traded commodity pools or funds, and other commodity-linked derivative instruments. Particular commodity-linked investments may not necessarily conform to the composition, weighting, roll dates, reset dates, or contract months of the Fund’s benchmark index or any other commodity market index.

The Fund intends to gain exposure to commodities by investing in a wholly owned subsidiary organized under the laws of the Cayman Islands (the
2

subsidiary), which in turn invests in commodity-linked investments and fixed income securities. The Fund may also invest directly in commodity-linked investments. The Fund will generally not invest more than 25% of its assets in the subsidiary.

The Fund invests the remainder of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may also invest in other fixed income securities, such as cash or cash equivalent investments and short-term bonds. At a minimum, all bonds purchased by the Fund will be investment grade, or, if unrated, will be considered by the advisor to be investment grade. The Fund’s fixed income investments may provide liquidity for the Fund or serve as margin or collateral for its commodity-linked investments.

The Fund’s use of certain commodity-linked investments is expected to have a leveraging effect on the Fund.
Principal Risks
An investment in the Fund could lose money over short, intermediate, or long periods of time. Returns may vary substantially over time, and there can be no guarantee that the Fund will achieve its investment objective or that its investment strategy will succeed.

The Fund’s investment strategy involves the use of leverage, so its investment program may be considered speculative and is expected to involve considerable risks. The Fund could lose money at any time and may underperform the commodities markets during any given period, regardless of whether such markets rise or fall.

The Fund is subject to the risks described below. Each of these risks, alone or in combination with other risks, has the potential to hurt the Fund’s performance, sometimes significantly, and the level of risk may vary based on market conditions.
• Commodity-linked investment risk, which is the chance that the Fund could lose all, or substantially all, of its investments in instruments linked to the returns of commodity investments. The commodities markets are volatile, and even a small movement in market prices could cause large losses. Prices of commodity-linked investments have a historically low correlation with the returns of the stock and bond markets and are subject to change based on a variety of factors that may not be anticipated by the Fund’s advisor.
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• Derivatives risk. The Fund’s direct and indirect commodity-linked investments—such as commodity-linked total return swaps, commodity futures contracts and options on commodity futures contracts, commodity-linked structured notes, exchange-traded commodity pools or funds, and other commodity-linked derivative instruments—subject the Fund to risks associated with derivatives. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying commodity or index. Derivative strategies often involve leverage, which may increase a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying commodity or index. Also, a liquid market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. In addition, regulators and futures exchanges have established limits, referred to as position limits, on the maximum net long or net short positions that any person may hold or control in particular derivative contracts. Some contract positions, such as commodity futures contracts, held by the Fund and/or the subsidiary may have to be liquidated at disadvantageous times or prices to avoid exceeding such position limits, which could adversely affect the Fund’s total return. The use of a derivative subjects the investor to the risk of nonperformance by the counterparty (i.e., counterparty risk), potentially resulting in delayed or partial payment or even nonpayment of amounts due under the derivative contract.
• Tax risk, which is the chance that the Fund’s commodity-linked investments could adversely affect the Fund’s status as a regulated investment company.
• Inflation-linked investment risks. The Fund’s annual income distributions are likely to fluctuate considerably. Under certain conditions, the Fund may not have any income to distribute. Overall, investors can expect income fluctuations to be high for the Fund. The Fund is also subject to interest rate risk, which is the chance that the value of a bond will fluctuate because of a change in the level of interest rates. Although inflation-indexed bonds seek to provide inflation protection, their prices may decline when interest rates rise and vice versa.
• Other fixed income investment risks. To the extent that the Fund invests in other fixed income securities, such as cash instruments or short-term bonds, the Fund is subject to income risk, credit risk, and call risk. These risks are described in the More on the Fund section of this prospectus.
• Subsidiary investment risk. The Fund is subject to risks associated with subsidiary investments. In particular, because the subsidiary is not organized as a mutual fund and is not registered under any federal or state securities laws (including the Investment Company Act of 1940), it does not offer the same investor protections available to shareholders of registered investment companies. In addition, the tax treatment of the Fund’s investment in the
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subsidiary may be adversely affected by changes in the laws or regulations, or interpretations of existing laws or regulations, of the United States and/or the jurisdiction of the subsidiary. The Fund’s ownership of the subsidiary subjects it to the same risks as if it were invested directly in the assets owned by the subsidiary. Risks associated with the subsidiary’s underlying investments have been described elsewhere in this prospectus and include commodity-linked investment risk, derivatives risk, tax risk, leverage risk, liquidity risk, inflation-linked investment risks, other fixed income investment risks, and manager risk.
• Leverage risk, which is the chance that any leveraged losses will exceed the principal amount invested by the Fund. Returns from a leveraged investment have the potential to be more volatile than returns from traditional stock and bond investments, which exposes the Fund to heightened risks.
• Manager risk, which is the chance that poor investment selection and/or poor strategy execution will cause the Fund and/or the subsidiary to fail to achieve its investment objective or generate lower returns than would be achieved from different investment selections. Poor investment selection by the advisor could also cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
• Liquidity risk, which is the chance that the markets, assets and instruments in which the Fund invests are, or may become, illiquid. There is no assurance that investments that were liquid when purchased will not suddenly become illiquid for an indefinite period of time.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Commodity Strategy Fund Admiral Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	23.98%	March 31, 2022
Lowest	-21.02%	March 31, 2020
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Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Vanguard Commodity Strategy Fund Admiral Shares				06/25/2019
Return Before Taxes	5.29%	9.55%	9.20%
Return After Taxes on Distributions	4.35	5.73	5.70
Return After Taxes on Distributions and Sale of Fund Shares	3.12	5.80	5.68
Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses, or taxes)	5.38%	6.77%	6.55%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	14.66
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Fei Xu, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since its inception in 2019.
Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has co-managed the Fund since its inception in 2019.
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Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $50,000. The minimum investment amount required to add to an existing Fund account is generally $1. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Commodity Strategy Fund’s expense ratio would be 0.16%, or $1.60 per $1,000 of average net assets.
The average expense ratio for commodities general funds in 2023 was
1.18%, or $11.80 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote,
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unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

An investment in the Fund could lose money over any period of time. Returns may vary significantly over time, and there is no guarantee that the Fund will achieve its investment objective or that its investment strategy will succeed.
Market Exposure
The Fund seeks to provide broad commodities exposure and capital appreciation. To achieve this objective, the Fund’s advisor employs an active investment management approach to invest the Fund’s assets, either directly or indirectly through a wholly owned subsidiary, in commodity-linked investments. The Fund’s commodity-linked investments are backed by a portfolio of inflation-linked investments and other fixed income securities.
Commodity-Linked Investments. Commodities are real assets, including, but not limited to, agricultural products, livestock, precious and industrial metals, and energy products. The Fund does not invest in physical commodities, but rather in instruments that create both long and short exposure to commodities. These instruments include commodity-linked total return swaps, commodity futures contracts and options on commodity futures contracts, commodity-linked structured notes, exchange-traded commodity pools or funds, or other commodity-linked derivative instruments. Particular commodity-linked investments may not necessarily conform to the composition, weighting, roll dates, reset dates, or contract months of the Fund’s benchmark index or any other commodity market index.

The Fund is subject to commodity-linked investment risk, which is the chance that the Fund could lose all, or substantially all, of its investments in instruments linked to the returns of commodity investments. The commodities markets are volatile, and even a small movement in market prices could cause large losses. Prices of commodity-linked investments have a historically low correlation with the returns of the stock and bond markets and are subject to change based on a variety of factors that may not be anticipated by the Fund’s advisor.
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Plain Talk About Commodities
Commodities are raw materials used to create the goods that consumers buy. They include a wide range of physical assets, such as agricultural products, livestock, precious metals, energy products, and industrial metals.
Commodities can be purchased for immediate delivery (“on the spot”), for delivery within a specific time period in the future under the terms of a futures contract, or by utilizing a swap agreement. An exchange-traded commodity futures contract provides for the purchase and sale of a specified type and quantity of a commodity during a stated delivery month. A futures contract on an index of commodities provides for the payment and receipt of cash based on the level of the index at settlement or liquidation of the contract. Unlike equity securities, futures contracts, by their terms, have stated expirations, and at a specified time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract on a particular commodity with the nearest expiration must close out a position in the expiring contract and establish a new position in the contract for the next delivery month. This process is referred to as “rolling.” An investor will profit from rolling a futures contract if the cost for the new contract is lower than the cost of the expiring contract.
Conversely, an investor will lose money by rolling a futures contract if the cost for the new contract is higher than the cost of the expiring contract. A commodity swap agreement is an agreement between two parties, each a counterparty, to exchange payments at specified dates on the basis of a specified amount with the payments calculated in reference to a specific commodity asset or index. The payments will be the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty. The swap agreement may be privately negotiated and entered into in the over-the-counter market or may be cleared through a clearinghouse and traded on an exchange or swap execution facility.

The prices of commodity-linked investments are subject to change based on various factors, including, but not limited to, the following: lack of liquidity; global supply and demand for commodities; disorderly markets; limitations on deliverable supplies; the participation of hedgers and speculators; domestic and foreign interest rates and investors’ expectations concerning interest rates; domestic and foreign inflation rates and investors’ expectations concerning inflation rates; investment and trading activities of institutional investors; global or regional political, economic, or financial events and situations; government regulation and intervention; technical and operational or system failures; nuclear accident; terrorism; and natural disasters.
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The Fund gains exposure to commodities primarily by investing in a wholly owned subsidiary organized under the laws of the Cayman Islands (the subsidiary), which in turn invests in commodity-linked investments and fixed income securities. The Fund may also invest directly in commodity-linked investments. The subsidiary’s fixed income investments may include, but are not limited to, inflation-indexed securities, cash and cash equivalent investments, money market instruments, or other short-term instruments. Fixed income investments provide liquidity for the subsidiary and may serve as margin or collateral for the subsidiary’s commodity-linked investments. The Fund’s ownership of the subsidiary exposes it to the same risks as if it were invested directly in the assets owned by the subsidiary.

The Fund is subject to subsidiary investment risk, which is the risk that because the subsidiary is not registered under any federal or state securities laws, it does not offer the same investor protections available to shareholders of registered investment companies.
The subsidiary is not organized as a mutual fund, i.e., it is not registered under any federal or state securities laws, including the Investment Company Act of 1940 (1940 Act), and therefore is not subject to the investor protections of the 1940 Act.
There is no assurance that the Fund will be permitted to continue to invest indirectly in commodity-linked investments through the subsidiary. Changes in the laws or regulations, or interpretations of existing laws or regulations, of the United States and/or the jurisdiction of the subsidiary could limit the Fund’s ability to invest in the subsidiary, impact the way in which the subsidiary operates, increase the subsidiary’s expenses, or otherwise adversely affect the Fund and/or the subsidiary. Moreover, the changes may be retroactive. For example, the subsidiary intends to operate in such a manner that the Fund’s qualifying income requirement is met under current U.S. tax law. However, there is no assurance that future changes in this law, or interpretations of this law, will not adversely affect the Fund. Also, although the subsidiary is not expected to owe income or other taxes in its jurisdiction of organization, if that jurisdiction’s tax laws were changed and the subsidiary was required to pay taxes, the Fund’s investment returns may decrease. Because Vanguard receives asset-based fees from the subsidiary for services provided to the subsidiary, Fund assets invested in the subsidiary are excluded when allocating to the Fund its share of the costs of Vanguard’s operations.

Tax risk is the chance that the Fund’s commodity-linked investments could adversely affect the Fund’s regulated investment company status.
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The Fund’s ability to make direct and indirect investments in commodity-linked investments, including in the subsidiary, is limited by the Fund’s intention to qualify as a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended (the IRC), including the requirement that 90% of the Fund’s gross income for each taxable year constitute “qualifying income.” Additionally, as a RIC, the Fund may not invest more than 25% of its assets in the subsidiary.
The Fund generally intends to gain direct or indirect exposure to the commodities markets through investments that generate qualifying income under the IRC by investing directly in commodity-linked investments the Fund believes give rise to qualifying income, or by investing indirectly in commodity-linked investments through the subsidiary. However, if the Fund does not appropriately limit its investments in the subsidiary or in commodity-linked investments, or if the investments (or the income earned on the investments) are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. Moreover, any recharacterization of these investments (or the income earned on these investments) may be retroactive. If the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be subject to Fund-level taxation, reducing the amount of income available for distribution to shareholders and reducing the net asset value of its shares.

Subsidiary manager risk is the chance that poor strategy execution will cause the subsidiary to fail to achieve its investment objective.
The subsidiary’s investment performance depends on its advisor’s ability to successfully invest in commodity-linked investments, such as commodity futures and commodity-linked total return swaps, and a combination of fixed income investments. The subsidiary is subject to the risk that its advisor will not be successful in executing this strategy, and there is no guarantee that the subsidiary will achieve its investment objective. The subsidiary could lose money at any time.

The Fund’s direct and indirect commodity-linked investments—such as commodity-linked total return swaps, commodities futures contracts and options on commodity futures contracts, commodity-linked structured notes, exchange-traded commodity pools or funds, and other commodity-linked derivative instruments—subject the Fund to risks associated with derivatives. Investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying commodities or assets.
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Losses involving certain derivatives can sometimes be substantial or even greater than the principal amount invested—in part because a relatively small price movement in such derivatives may result in an immediate and substantial loss to the investor. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying securities, assets, reference rates, or indexes. The market for many derivatives is, or can suddenly become, illiquid, which may result in significant, rapid, and unpredictable changes in the prices for derivatives.
The use of certain derivatives subjects the investor to counterparty risk, which is the risk of nonperformance by the counterparty, potentially resulting in delayed or partial payment or even nonpayment of amounts due under the derivative contract. There are typically contractual remedies that may be pursued under a derivatives agreement in the event of default by a counterparty. The Fund and the subsidiary each expect to hold margin or collateral to secure the obligations of a counterparty in an effort to mitigate this risk.
Plain Talk About Derivatives
Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be less liquid and more difficult to accurately value.

Liquidity risk is the chance that the markets, assets, and instruments in which the Fund invests are, or may become, illiquid.
The advisor expects that the Fund generally will seek to invest in liquid markets, assets, and instruments, although the Fund may have the ability to invest a portion of its assets in markets, assets, or instruments that are or may become illiquid. There is no assurance that investments that were liquid when purchased will not suddenly become illiquid for an indefinite period of time.
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The Fund’s use of commodity-linked derivative instruments is expected to have a leveraging effect on the Fund.

Leverage risk is the chance that any leveraged losses will exceed the principal amount invested by the Fund. Returns from a leveraged investment have the potential to be more volatile than returns from traditional stock and bond investments, which exposes the Fund to heightened risks.
Leverage exists when an investor has the right to a return on a total investment amount that exceeds the cash amount the investor contributed to the investment. Leverage magnifies the effect of gains and losses. The Fund’s losses from its leveraged investments could be considerable.

Leverage-financing risk is the chance that the Fund will be unable to access and maintain financing sufficient to leverage its investments to targeted levels.
It is possible that the prime broker or other counterparties that finance the leverage employed by the Fund may not be willing or able to provide the level of financing that the advisor believes is required to implement the Fund’s investment strategy.
Inflation-Linked and Other Fixed Income Investments. The Fund’s commodity-linked investments are backed by a portfolio of inflation-linked investments and other fixed income securities. These investments include inflation-indexed securities issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may also invest in other fixed income securities, such as cash or cash equivalent investments, short-term bonds, or other debt securities.
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Plain Talk About Inflation-Indexed Securities
Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security (IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. This adjustment is a key feature of an IIS. Even though historically the general price level for goods and services has risen each year, there have been periods when the general price level for goods and services has dropped (as measured by the Consumer Price Index
(CPI). Importantly, for shareholders of U.S. government issued inflation-indexed securities, during such a period of deflation, the
U.S. Treasury has guaranteed that it will repay at least the face value of the securities. However, if an IIS is purchased by a fund at a premium, a deflationary period could cause the fund to experience a loss.

Inflation measurement and adjustment for an IIS have two important features. There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the U.S. Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and affects
IIS valuations throughout the month of March. In addition, the inflation index used is the nonseasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the nonseasonally adjusted index can cause a fund’s income level to fluctuate.

The Fund is subject to income fluctuations. The Fund’s annual income distributions are likely to fluctuate considerably. In fact, under certain conditions, the Fund may not have any income to distribute. Overall, investors can expect income fluctuations to be high for the Fund.
Although fluctuations in the Fund’s annual income distributions are expected to be high, distributions should provide an income yield that adjusts with inflation. In periods of extreme deflation, the Fund may have no income to distribute. If prices throughout the economy decline, the principal and income of an IIS will decline and could result in losses for the Fund.
Changes in interest rates can affect bond prices as well as bond income.
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Plain Talk About Inflation-Indexed Securities and Interest Rates
Interest rates on conventional bonds have two primary components: a “real”
yield and an increment that reflects investor expectations of future inflation.
By contrast, interest rates on an IIS are adjusted for inflation and, therefore, are not affected meaningfully by inflation expectations. This leaves only real interest rates to influence the price of an IIS. A rise in real interest rates will cause the price of an IIS to fall, while a decline in real interest rates will boost the price of an IIS.

The Fund is subject to interest rate risk, which is the chance that the value of a bond will fluctuate because of a change in the level of interest rates. Although inflation-indexed bonds seek to provide inflation protection, their prices may decline when interest rates rise and vice versa.
Plain Talk About Real Returns
Inflation-indexed securities are designed to provide a “real rate of return”—a return after adjusting for the impact of inflation. Inflation—a rise in the general price level—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund’s income distributions.

At a minimum, all bonds in which the Fund invests will be rated investment grade, or, if unrated, will be considered by the advisor to be investment grade.

The Fund may be subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.
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Plain Talk About Credit Quality
A bond’s credit quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. The lower the credit quality, the greater the perceived chance that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit quality, the higher its yield should be to compensate investors for assuming additional risk.

To the extent that the Fund invests in other fixed income investments, such as cash instruments, short-term bonds, or other debt securities, the Fund is subject to income risk and call risk.

The Fund may be subject to income risk, which is the chance that the Fund’s income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds. Income risk is generally higher for funds holding short-term bonds than for funds holding long-term bonds.

The Fund may be subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. If the Fund holds a bond that is called, the Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
Vanguard manages the Fund through the use of a continually evolving process that was developed and is managed by Vanguard’s Quantitative Equity Group. All potential enhancements to the process go through rigorous vetting and validation before being implemented. The portfolio managers use the process to determine which instruments to buy long and sell short for the portfolio.
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The Fund is subject to manager risk, which is the chance that poor investment selections and/or poor strategy execution by the advisor will cause the Fund to fail to achieve its investment objective or to generate lower returns than would be achieved from different investment selections. Poor investment selection by the advisor could also cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.
Although the Fund predominantly holds long positions, the Fund’s performance depends on the net returns of its long and short positions. It is possible for the Fund to experience a net loss across all positions. If the Fund’s investment strategy is successful, however, the net returns of its long and short positions will produce long-term capital appreciation.
Other Investment Policies and Risks
In addition to investing in commodity-linked investments, inflation-linked investments, and other fixed income securities, the Fund may make other kinds of investments to achieve its investment objective.
The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

The Fund may invest a portion of its assets in fixed income futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These fixed income futures and ETFs typically provide returns similar to those of bonds. The Fund may purchase fixed income futures or ETFs when doing so will reduce the Fund’s transaction costs, facilitate cash management, mitigate risk, or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares of other Vanguard Funds are excluded when allocating to the Fund its share of the costs of Vanguard operations.
Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When
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investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Redemption Requests
Methods used to meet redemption requests. Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
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A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments— in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs.
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These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
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A precautionary note to investment companies: The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
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Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group and its Fixed Income Group. As of October 31, 2024, Vanguard served as advisor for approximately $8.4 trillion in assets. Vanguard provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
For the fiscal year ended October 31, 2024, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the semiannual report to shareholders covering the fiscal year ended April 30, 2024.
The managers primarily responsible for the day-to-day management of the Fund are:
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Fei Xu, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has managed investment portfolios since 2017, and has co-managed the Fund since its inception in 2019. Education: B.S., Peking University; M.S., University of California, Los Angeles; M.B.A., Duke University.
Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, and has co-managed the Fund since its inception in 2019. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year. However, the special tax treatment applicable to the Fund’s investments in inflation-indexed bonds increases the Fund’s risk of overdistributing income and paying a return of capital for the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
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Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of, among other things, interest the fund earns from its fixed income investments. Capital gains are realized whenever the fund sells investments for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the investments for one year or less or for more than one year.

Plain Talk About Return of Capital
Return of capital is the portion of a distribution representing the return of your original investment in a fund. Return of capital reduces your cost basis in the fund’s shares and is not taxable to you until your cost basis has been reduced to zero. During periods of deflation, the fund’s inflation-indexed bonds may experience a downward adjustment in their value. These downward adjustments can partially or entirely offset, or more than offset, the income earned on the bonds. Under certain circumstances, these downward adjustments could require the fund to reclassify a portion of the income dividends previously distributed to shareholders as return of capital.

Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
• Any income distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
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• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state’s rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.
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Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19
(not counting market change). You still have only $5,000 (250 shares x $19 =
$4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special notice to non-U.S. investors. The Fund offered for sale in this prospectus is primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Fund. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Fund.
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Share Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares.
Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations, and are priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day). Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The fund will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard Commodity Strategy Fund
	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$26.02	$30.69	$36.85	$24.32	$24.83
Investment Operations
Net Investment Income[1]	.816	.826	1.474	.890	.265
Net Realized and Unrealized Gain (Loss) on Investments	(.359)	(1.612)	.751	11.774	(.620)
Total from Investment Operations	.457	(.786)	2.225	12.664	(.355)
Distributions
Dividends from Net Investment Income	(.617)	(3.884)	(8.385)	(.134)	(.155)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.617)	(3.884)	(8.385)	(.134)	(.155)
Net Asset Value, End of Period	$25.86	$26.02	$30.69	$36.85	$24.32
Total Return[2]	1.85%	-3.03%	9.80%	52.30%	-1.45%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,673	$1,584	$1,994	$1,686	$373
Ratio of Total Expenses to Average Net Assets	0.21%[3]	0.21%[3]	0.21%[3]	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	3.20%	3.08%	4.47%	2.79%	1.15%
Portfolio Turnover Rate	52%	30%	47%	15%	38%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.21%.
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Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the policies in this section without notice. Please call or check online for current information. See Contacting Vanguard.
In certain circumstances, Vanguard fund shares can be held directly with Vanguard. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
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Account Minimums
To open and maintain an account. $50,000. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares.
To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—517).
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By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If applicable, orders by Vanguard Funds of Funds will be treated as received by the Fund at the same time that corresponding orders are received in proper form by the Vanguard Funds of Funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
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For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Purchase Rules You Should Know
Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
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By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Wealth Management clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
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Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If
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the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased
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by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access) or by telephone. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
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Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
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• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
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Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
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Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
• Authorization to act on the account (as the account owner or by legal documentation or other means).
• Account registration and address.
• Fund name and account number, if applicable.
• Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
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Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses
If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
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Account Service Fee
Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
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Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Trustees’ Equity Fund (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a
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Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements
Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports. The Fund’s Financial Statements and Other Information is filed with the SEC on Form N-CSR and available on our website.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
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Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
• Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
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Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
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Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard Commodity Strategy Fund
Admiral Shares	6/25/2019	VgComSgyAdm	517	921939708

CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.

CFA® is a registered trademark owned by CFA Institute.
“Bloomberg®” and Bloomberg Commodity Index Total Return (the “Index”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
Vanguard Commodity Strategy Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Index, which are determined, composed and calculated by BISL without regard to Vanguard or the Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Fund into consideration in determining, composing or calculating the Index. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Fund, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY
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VANGUARD, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
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Glossary of Investment Terms
Bloomberg Commodity Index Total Return. An index composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index. This combines the returns of the Bloomberg Commodity Index, a widely tracked benchmark for the commodities market, with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.
Bond. A debt security issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Commodities. Bulk goods or raw materials, such as agricultural products, livestock, precious metals, energy products, and industrial metals. Commodities can be purchased for immediate delivery (“on the spot”) or delivery on a future date under a standardized agreement.
Commodity Futures Contract. A legally binding agreement for the purchase or sale of a specified type and quantity of a commodity during a stated delivery month for a fixed price.
Common Stock. A security representing ownership rights in a corporation.
Correlation. The relationship between two variables, such as the relationship between the prices of stocks and bonds. Investments that are positively correlated have prices that tend to move in the same direction at the same time, while investments that are negatively correlated have prices that tend to move in opposite directions at the same time. Investments with low correlation have prices that tend to move independently of each other.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.
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Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.
Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower may pay a fixed, variable, or floating rate of interest.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Investment-Grade Bond. A debt security whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Nominal Return. The total return of an investment without taking into account the expected impact of inflation.
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Principal. The face value of a debt instrument or the amount of money put into an investment.
Record Date. The date used to determine who is eligible to receive a fund’s next distribution of dividends or capital gains.
Real Return. The total return of an investment when reduced to take into account the expected impact of inflation.
Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Commodity Strategy Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
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Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-02968-99
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Vanguard Global Environmental Opportunities Stock Fund
Prospectus
 February 28, 2025
Investor Shares & Admiral™ Shares
Vanguard Global Environmental Opportunities Stock Fund Investor Shares (VEOIX)
Vanguard Global Environmental Opportunities Stock Fund Admiral Shares (VEOAX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2024.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Investor Shares or Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.52%	0.46%
12b-1 Distribution Fee	None	None
Other Expenses	0.21%	0.12%
Total Annual Fund Operating Expenses	0.73%	0.58%

Examples
The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$75	$233	$406	$906
Admiral Shares	$59	$186	$324	$726
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of “environmental companies” (as defined below). The Fund seeks to meet its investment objective by investing in a global portfolio of stocks of companies located in a number of countries throughout the world, including developed and emerging markets. The Fund invests in common and preferred stocks directly, such as through trading on local stock markets around the world, and indirectly, such as through American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs” and together with ADRs and EDRs, “Depositary Receipts”). The Fund is not constrained with respect to market capitalization.
For purposes of the Fund’s 80% investment policy, the Fund’s advisor considers an environmental company to be one that (i) derives at least 50% of its revenue from activities deemed by the advisor to contribute positively to environmental change; and (ii) is involved in the process of reducing carbon dioxide emissions

(a company that offers quantifiable carbon avoided products or services, as defined below) (an “Environmental Company”). The advisor determines that a company contributes positively to environmental change by mapping such company’s revenues to certain industry sub-sectors that the advisor believes are aligned to the process of decarbonization. The advisor defines “carbon avoided” to mean the carbon emissions avoided by using a product or service that has fewer carbon emissions than the status quo product or service, thereby contributing to decarbonization. Such Environmental Companies are involved in activities related to the process of sustainable decarbonization, which may include, but are not limited to, (i) renewable energy (such as solar, wind, clean power, and smart grids and networks); (ii) electrification (through electric or autonomous vehicles, batteries, heating and cooling systems, air cleaners, and industrial electrification); and (iii) resource efficiency (in industries including manufacturing, waste management, construction, agriculture, consumer products and factories). The advisor may identify other activities or sectors that it considers qualifying as environmental activities.
The Fund may invest a significant amount of its assets in a select geographic region or a particular country, such as the People’s Republic of China (“China”). The Fund may invest in A-shares of companies incorporated in China (“A-shares”), which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”). The Fund may also invest in China through H-shares, which are shares of companies incorporated in China that are traded on the Hong Kong Stock Exchange.
The Fund seeks to achieve its investment objective through an integrated investment approach. The advisor selects investments pursuant to an initial proprietary screening process, a fundamental research process, an assessment of the overall portfolio, and the ongoing monitoring of positions.
In the initial proprietary screening process, the advisor (i) identifies and includes Environmental Companies (excluding those with revenues from oil, gas, and coal exploration and production that exceed 5%) as part of the initial universe creation, which typically is composed of companies distributed globally across a range of countries, market capitalizations, and sectors; and (ii) quantitatively assesses and ranks the companies in that initial universe utilizing traditional financial metrics and material sustainability factors. Financial metrics include, among others, measures of company growth and profitability, and sustainability metrics appraising companies across various ESG data points. This assessment provides direction for further qualitative analysis.

In conducting its fundamental research process, the advisor undertakes a bottom-up investment process involving research into companies exhibiting (i) structural growth opportunities by reviewing both short- and long-term revenue; (ii) sustainable or persistent returns; and (iii) competitive advantages (attributes that give a company a favorable business position) relative to their peers both through (a) company factors, including technology, branding (a company’s efforts to distinguish its product from others in the market), and investments in research and development (a company’s efforts to develop new or improve existing products and services), and (b) market factors, such as pricing power, barriers to entry (costs a company incurs to enter an existing market) and consumer behaviors and preferences with respect to environmental issues. The advisor uses this research, as well as a company’s balance sheet and discussion with management to determine a company’s suitability for inclusion in the portfolio. In addition to potential discussions with a company’s management, the portfolio managers may conduct on-site due diligence visits in order to deepen their assessment of a company.
After the proprietary screening and the fundamental research processes, the advisor confirms prospective companies do not include those that derive more than 5% of their revenues from the manufacture and sale of tobacco and tobacco-alternative products. The advisor then constructs a portfolio considering the risks of each position, as well as how the positions complement each other. Finally, on a periodic basis, the advisor will typically engage with the management team of each company held by the Fund on a periodic basis as part of the advisor’s ongoing monitoring of ESG and financial considerations for existing holdings.
In selecting securities, the advisor assesses the ESG criteria for each of the Fund’s investments meeting the 80% investment policy. The Fund will not invest in a company if the advisor determines that the company has material social and/or governance risks, even if the company otherwise meets the advisor’s environment and decarbonization criteria. Additionally, any deterioration in the ESG assessment of a held company will be factored into any decision to sell such security although not necessarily determinative of a sell decision.
The intended outcome is a portfolio of approximately 25 companies with the potential to outperform the Fund’s benchmark over the long term. The process can result in significant exposure to a single country or a small number of countries. The Fund has a fundamental policy to concentrate its investments in the securities of issuers whose principal business activities are in climate change-related industries. The Fund is a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries, or sectors.

The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
•  ESG investing risks. The Fund is subject to ESG investing risks. The Fund’s advisor selects securities for the Fund based on the ESG criteria disclosed in the Fund’s principal investment strategies. Using ESG criteria could result in the Fund investing in securities that trail the returns of other funds that use ESG criteria or in the Fund underperforming the market as a whole. Interpretations of what it means for a company or issuer to exhibit ESG characteristics can – and do – vary significantly across individuals, index providers, advisors, and other funds that use ESG criteria. As a result, the Fund’s disclosed ESG criteria, or the advisor’s assessment of whether or not a company or issuer meets the Fund’s disclosed ESG criteria, may not align with your personal view of what it means for a company or issuer to exhibit ESG characteristics. Further, individual securities held by the Fund may not reflect your personal preferences, beliefs, expectations, and/or values.In order to assess a company or issuer against the Fund’s disclosed ESG criteria, the advisor depends on the availability of data obtained through voluntary or third-party reporting. There can be no assurance that this data will be accurate, complete, or current, which could result in an inaccurate assessment of a company or issuer.
• Environmental-focused investing risk, which is the risk that the Fund’s focus on environmental companies limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have such a focus. The Fund’s environmental-focused investment strategy may result in the Fund investing in securities or industry sectors that underperform the market as a whole or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. Additionally, if a particular security held by the Fund no longer meets the environmental criteria subsequent to the time of investment, the Fund may sell such investments at an inopportune time or at a time when those investments may be difficult to sell. In addition, the Fund may incur expenses in an effort to dispose of such investments.
The Fund’s focus on securities of environmental companies means the Fund will be more susceptible to events or factors affecting these companies, and the market prices of its portfolio securities may be more volatile than those of funds that are more diversified. Some environmental companies may have more limited operating histories and smaller market capitalizations on average than companies in other sectors. In addition, the Fund is particularly susceptible to changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory, and economic developments.
• Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Small-, mid-, and large-cap growth stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

The long-term investment approach of the Fund may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund’s portfolio.
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.
• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets.
• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few investments. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the instruments of particular issuers as compared with diversified mutual funds.
• Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in a limited number of holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.
• Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme or volatile than fluctuations in the overall market. Because a significant portion of the Fund’s assets are invested in the industrials, information technology, and utilities sectors, the Fund’s performance is impacted by the general condition of those sectors.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
• Special risks of investing in China. The Fund’s investments in companies or issuers economically tied to China are subject to the country/regional, emerging markets, and currency risks described above, in addition to unique risks. Investments economically tied to China are associated with considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty. Risks described above may be more pronounced for the Fund. All of these factors, among others, could have negative impacts on the Fund. For example, the Fund may not be able to access its desired amount of shares of companies incorporated in China that trade on the Shanghai and Shenzhen Stock Exchanges (A-shares) and/or the Hong Kong Stock Exchange (H-shares), which may cause the Fund to miss out on desirable investment opportunities. Investments economically tied to China may be (or become in the future) restricted or sanctioned by the U.S. government or another government, which could cause these securities to decline in value or become less liquid. If the Fund’s holdings become impacted by restrictions or sanctions, the Fund may incur losses. Additionally, the Fund may gain exposure to certain companies in China through legal structures known as variable interest entities (VIEs), which provide exposure to Chinese companies through contractual arrangements instead of equity ownership. Investing through a VIE does not offer the same level of investor protection as direct ownership and is subject to risks including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements outside of the U.S., and intervention by the U.S. government. These risks could significantly affect a VIE’s market value, which in turn could impact the Fund’s performance.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. MSCI ACWI Index returns are adjusted for withholding taxes. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.

Annual Total Returns — Global Environmental Opportunities Stock Fund

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	11.24%	September 30, 2024
Lowest	-14.29%	September 30, 2023
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	Since Fund Inception	Fund Inception Date
Vanguard Global Environmental Opportunities Stock Fund Investor Shares			11/16/2022
Return Before Taxes	0.33%	0.96%
Return After Taxes on Distributions	0.19	0.68
Return After Taxes on Distributions and Sale of Fund Shares	0.41	0.73
Vanguard Global Environmental Opportunities Stock Fund Admiral Shares			11/16/2022
Return Before Taxes	0.47%	1.11%
MSCI ACWI Index (reflects no deduction for fees or expenses)	17.49%	17.66%
Investment Advisor
Ninety One North America, Inc. (Ninety One)
Portfolio Managers
Deirdre Cooper, Portfolio Manager at Ninety One UK Ltd. (Ninety One UK), an affiliate of Ninety One. She has co-managed the Fund since its inception in 2022.

Graeme Baker, Portfolio Manager at Ninety One UK, an affiliate of Ninety One. He has co-managed the Fund since its inception in 2022.

Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

More on the Fund
This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Throughout the prospectus, this     symbol is used to mark detailed information about some of the risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
Share Class Overview
The Fund offers two separate classes of shares: Investor Shares and Admiral Shares.
Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, because different share classes can have different expenses, their investment returns may differ.
Plain Talk About Fund Expenses
All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Global Environmental
Opportunities Stock Fund’s expense ratios would be as follows: for Investor
Shares 0.73%, or $7.30 per $1,000 of average net assets; for Admiral Shares
0.58%, or $5.80 per $1,000 of average net assets. The average net ratio for
Global Multi-Cap Core funds in 2023 was 1.22% or $12.20 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson
Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities, including costs generated by shareholders of other share classes offered by the fund. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.
Market Exposure
Under normal circumstances, the Fund invests at least 80% of its net assets in stocks of Environmental Companies. The Fund seeks to meet its investment objective by investing in a global portfolio of stocks of companies located in a number of countries throughout the world, including developed and emerging markets. The Fund invests in common and preferred stocks directly, such as through trading on local stock markets around the world, and indirectly, such as through Depositary Receipts. The Fund is not constrained by market capitalization or industry allocation.

The Fund is subject to investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market. Small-, mid-, and large-cap growth stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, small- and mid-cap stocks have been more volatile in price than large-cap stocks. The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

The long-term investment approach of the Fund may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund’s portfolio.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
For purposes of the Fund’s 80% investment policy, the advisor considers an Environmental Company to be one that (i) derives at least 50% of its revenue from activities deemed by the advisor to contribute positively to environmental change; and (ii) offers quantifiable carbon avoided products or services. The advisor determines that a company contributes positively to environmental change by mapping such company’s revenues to certain industry sub-sectors that the advisor believes are aligned to the process of decarbonization. The advisor defines “carbon avoided” to mean the carbon emissions avoided by using a product or service that has fewer carbon emissions than the status quo product or service, thereby contributing to decarbonization.
Such Environmental Companies are involved in activities related to the process of sustainable decarbonization, which may include, but are not limited to, (i) renewable energy in such forms as solar, wind, clean power, and smart grids and networks; (ii) electrification through electric or autonomous vehicles, batteries, heating and cooling systems, air cleaners, and industrial electrification; and (iii) resource efficiency (including land and water) in industries including manufacturing, waste management, construction, agriculture (including biological solutions), consumer products and factories. The advisor may identify other activities or sectors that it considers qualifying as environmental activities.

ESG investing risks. Funds that use criteria related to the ESG characteristics of companies or issuers (such as the Fund) are subject to ESG investing risks. The advisor selects securities for the Fund based on the ESG criteria described in the Fund’s principal investment strategies. Using ESG criteria could result in the Fund investing in securities that trail the returns of other funds that use ESG criteria or underperforming the market as a whole.

Interpretations of what it means for a company or issuer to exhibit ESG characteristics can – and do – vary significantly across individuals, advisors, and other funds that use ESG criteria (even if those ESG funds have the same advisor). As a result, the ESG criteria itself, or the advisor’s assessment of whether or not a company or issuer meets the ESG criteria, may not align with your personal view of what it means for a company or issuer to exhibit ESG characteristics. Further, individual securities held by the Fund may not reflect your personal preferences, beliefs, expectations, and/or values.

The advisor’s evaluation of ESG criteria is subjective and could change over time. The advisor may not assess every investment against the ESG criteria, and, when it does, may not identify or evaluate every aspect of the ESG criteria.

In order to assess a company or issuer against the Fund’s disclosed ESG criteria, the advisor depends on the availability of data obtained through voluntary or third-party reporting. There can be no assurance that this data will be accurate, complete, or current, which could result in an inaccurate assessment of a company or issuer.

The Fund is subject to Environmental-focused investing risk, which is the chance that the Fund’s focus on environmental companies limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have such a focus. The Fund’s environmental-focused investment strategy may result in the Fund investing in securities or industry sectors that underperform the market as a whole or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. Additionally, if a particular security held by the Fund no longer meets the environmental criteria subsequent to the time of investment, the Fund may sell such investments at an inopportune time or at a time when those investments may be difficult to sell. In addition, the Fund may incur expenses in an effort to dispose of such investments.

The Fund’s focus on securities of environmental companies means the Fund will be more susceptible to events or factors affecting these companies, and the market prices of its portfolio securities may be more volatile than those of funds that are more diversified. Some environmental companies may have more limited operating histories and smaller market capitalizations on average than companies in other sectors. In addition, the Fund is particularly susceptible to changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory, and economic developments. Because society’s focus on climate change issues is relatively new, the emphasis and direction of governmental policies is subject to significant change. Further, the regulatory landscape for ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Additionally, rapid technological change could render even new approaches and products obsolete. There is also a risk that the companies identified through the investment process may fail to adhere to ESG practices, which may cause the Fund to sell a security when it might otherwise be disadvantageous to do so.

Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar auditing, legal, tax, regulatory, financial reporting, accounting, and recordkeeping standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to different levels of government supervision and regulation than their counterparts in the
United States. Further, the imposition of economic or other sanctions on the
United States by a foreign country, or on a foreign country or issuer by the
United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

The Fund is subject to country/regional risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

The Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies.

The Fund is subject to currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Geopolitical & Sanctions risk. Investing can be affected by geopolitical events such as wars, terrorism or other national security concerns, or global health crises. Due to growing dependencies between global economies, these geopolitical events can negatively affect global securities, markets, and economies. It is possible that events which only impact one country/region could have negative short- or long-term effects on markets, issuers, and/or foreign exchanges, in both the U.S. and other countries.
At times, the U.S. government, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities. Vanguard’s compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to a Fund’s portfolio holdings and its returns could be negatively impacted. In lieu of sanctions, a company, or specific goods that a company produces, could be subjected to trade embargoes or tariffs which do not prohibit investing in the company but could impact the value of the company.
Special risks of investing in China. The Fund invests in companies or issuers economically tied to China, which subjects the Fund to risks not typically associated with investments in more established markets. Investments in companies or issuers economically tied to China are subject to all of the foreign investment risks described in this prospectus, as well as to the special risks and considerations discussed below. Foreign investment risks (country/regional risk, emerging markets risk, currency risk, and geopolitical and sanctions risk) may be more pronounced with respect to the Fund’s investments economically tied to China or for the Fund as a whole. Each of these factors could increase the Fund’s volatility, cause the Fund to incur losses, or otherwise impact the Fund’s performance.
Investments in companies or issuers economically tied to China are subject to considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty. For example, the Chinese government has historically exercised authority over publicly traded Chinese companies and may continue to do so. This authority can include, but is not limited to, dictating what types of products Chinese companies should produce and to whom such products can be sold, nationalizing or seizing assets, and pursuing regulatory enforcement in an unpredictable manner. The Chinese government’s monetary policy, which may include restricting currency access or devaluing Chinese currency, could have a negative impact on the Fund’s ability to effectively trade in the Chinese markets. China has ongoing disputes with Hong Kong, Taiwan, the Xinjiang region and the Uyghur population, and other neighboring areas. These disputes continue to escalate due to ongoing Chinese military exercises (such as land reclamation efforts in the South China Sea), policymaking within China, assertions of human rights violations by the UN and other developed nations, and statements from high-ranking Chinese government officials. In addition, the Chinese government has been accused of participating in state-sponsored cyberattacks against other foreign countries and foreign companies. Concerns have also been raised regarding Chinese companies that engage in activities that potentially pose a national security threat to the United States and other countries. Actual or threatened responses to these activities, including sanctions or other restrictions (such as tariffs or embargoes) imposed by the United States or other countries, can significantly impact the Chinese economy and companies or issuers economically tied to China. The Chinese government may also itself impose trade restrictions on Chinese companies. Compliance with sanctions could lead to a large market selloff, which could result in significant losses to the Fund if the Fund holds securities that are sanctioned. All of these factors could cause the Fund’s investments in companies or issuers economically tied to China to decline in value or become less liquid.
The Fund may be subject to additional risks depending on the types of Chinese securities in which it invests and how it gains exposure to those securities. Companies incorporated in China can issue different types of shares depending on the exchange on which the shares will trade and the types of investors to whom the shares will be available. For example, A-shares are traded on the Shanghai and Shenzhen Stock exchanges and are available to the Fund through the China Stock Connect program (Stock Connect) or with a license granted under the qualified foreign investor (QFI) framework. To the extent that the Fund invests in A-shares, the Fund is subject to the risk that it will not be able to access its desired amount of A-shares through Stock Connect or a QFI license. There is no guarantee that the Chinese government will continue to allow investment through Stock Connect and/or the QFI framework. Investing through these channels is also subject to trading restrictions and suspensions and operational, clearing, and settlement risks. H-shares are traded on the Hong Kong Stock Exchange and are generally available to all investors, but are subject to the risk that the Hong Kong stock market may have little to no correlation to the performance of the mainland Chinese stock market.
The Fund may also gain exposure to Chinese companies through legal structures known as variable interest entities (VIEs), which provide exposure to a Chinese company through contractual arrangements instead of equity ownership. Investing through a VIE does not offer the same level of investor protection as direct ownership and is subject to risks including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements outside of the United States, and intervention by the Chinese government. These risks could significantly affect a VIE’s market value, which in turn could impact the Fund’s performance.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Fund’s investments and Fund performance.
Security Selection
The Fund seeks to achieve its investment objective through an integrated investment approach. The advisor selects investments pursuant to an initial proprietary screening process, a fundamental research process, an assessment of the overall portfolio, and the ongoing monitoring of positions.
In the initial proprietary screening process, the advisor (i) identifies and includes Environmental Companies (excluding those with revenues from oil, gas, and coal exploration and production that exceed 5%) as part of the initial universe creation, which typically is comprised of companies distributed globally across a range of countries, market capitalizations, and sectors; and (ii) quantitatively assesses and ranks the companies in that initial universe utilizing traditional financial metrics and material sustainability factors. Financial metrics include, among others, measures of company growth and profitability, and sustainability metrics appraise companies across various ESG data points, including, among others, carbon emissions, corporate governance, diversity, and waste management. This assessment provides direction for further qualitative analysis.
In conducting its fundamental research process, the advisor undertakes a bottom-up investment process involving research into companies exhibiting (i) structural growth opportunities by reviewing both short- and long-term revenue; (ii) sustainable or persistent returns; and (iii) competitive advantages relative to their peers both through (a) company factors, including technology, branding, and investments in research and development, and (b) market factors, such as pricing power, barriers to entry and consumer behaviors and preferences with respect to environmental issues. The advisor uses this research, as well as a company’s balance sheet and discussion with management to determine a company’s suitability for inclusion in the portfolio. In addition to potential discussions with a company’s management, the portfolio managers may conduct on-site due diligence visits in order to deepen their assessment of a company.
The advisor considers climate-related risks as part of its assessment of a company, which includes the company’s alignment with net zero targets. A “net zero target” refers to the goal of reducing greenhouse gas emissions associated with a company’s operations and value chain that is consistent with the overall emission reduction pathway required to reach net zero greenhouse gas emissions by 2050 or sooner at the global level. Specifically, the advisor seeks to primarily invest the Fund’s assets in companies with net zero science-based targets by 2030 with the ultimate goal of investing all of the Fund’s assets in companies that have reached net zero by 2050. The advisor reserves the right to deviate from this target without notice. A target is considered “science-based” if it is aligned with what the latest climate science deems necessary to meet the goals of the Paris Agreement: limiting global warming to well below 2°C above pre-industrial levels and pursuing efforts to limit warming to 1.5°C. The latest climate science is currently based on the Intergovernmental Panel on Climate Change’s (IPCC) science-based emissions reduction pathways. More specifically, the IPCC synthesizes scientific information related to climate change and has set out science-based emissions reduction pathways that provide a reasonable probability of achieving the goals of the Paris Agreement that should be the basis for science-based target setting.
After the proprietary screening and fundamental research processes, the advisor confirms prospective companies do not include those that derive more than 5% of their revenues from the manufacture and sale of tobacco and tobacco-alternative products. The advisor then constructs a portfolio considering the risks of each position, as well as how the positions complement each other. Finally, on a periodic basis, the advisor will typically engage with the management team of each company held by the Fund as part of the advisor’s ongoing monitoring of ESG and financial considerations for existing holdings.
Finally, the advisor typically engages with the management team of each company held by the Fund on a periodic basis as part of the advisor’s ongoing monitoring of ESG and financial considerations for existing holdings on various topics, including greater reporting of carbon emissions data, board composition and diversity, and workplace health and safety.
In selecting securities, the advisor assesses the ESG criteria for each of the Fund’s investments meeting the 80% investment policy. The Fund will not invest in a company if the advisor determines that the company has material social and/or governance risks, even if the company otherwise meets the advisor’s environment and decarbonization criteria. Additionally, any deterioration in the ESG assessment of a held company will be factored into any decision to sell such security although not necessarily determinative of a sell decision.
The intended outcome is a portfolio of approximately 25 companies with the potential to outperform the Fund’s benchmark over the long term. The process can result in significant exposure to a single country or a small number of countries. The Fund has a fundamental policy to concentrate its investments in the securities of issuers whose principal business activities are in climate change-related industries. The Fund is a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries, or sectors.
Ownership Limitations
As the assets managed by Vanguard and its external advisors continue to grow, the securities held by Vanguard funds increasingly are impacted by ownership limitations. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, Vanguard is also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. Vanguard attempts to mitigate the impacts of ownership limitations on Vanguard funds through the various methods discussed below in Methods to address ownership limitations. However, it is possible that these methods will be unsuccessful.
Impacts of ownership limitations. When an ownership limitation applies, Vanguard may need to tell the Vanguard funds how much of impacted securities each fund can buy and hold. When this occurs, a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund’s advisor not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps Vanguard and the Vanguard funds take to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets Vanguard and its third-party advisors manage, the more likely it is that ownership limitations could affect Vanguard funds negatively.
Methods to address ownership limitations. Vanguard and the Vanguard funds try to manage the negative impacts that ownership limitations could have on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief, and there is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to obtain additional relief from ownership limitations in the future. In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. The risks of derivatives use are discussed elsewhere in the prospectus.

The Fund is subject to non-diversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered non-diversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.

The Fund is subject to asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in a limited number of holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

The Fund is subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme or volatile than fluctuations in the overall market. Because a significant portion of the Fund’s assets are invested in the industrials, information technology, and utilities sectors, the Fund’s performance is impacted by the general condition of those sectors.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.

The Fund is subject to currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
Other Investment Policies and Risks
In addition to investing in stocks of global companies, the Fund may make other kinds of investments to achieve its investment objective.
The Fund may use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.

The Fund may also invest in convertible securities, warrants, and rights. Instruments may be acquired in reliance on Rule 144A or other available exemption or safe harbor (which includes but is not limited to purchasing through rights issues, private placements, IPOs or other public offerings).
Cash Management
The Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund, a government money market fund, and/or Vanguard Municipal Low Duration Fund, a short-term municipal bond fund (each, a CMT Fund). When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Redemption Requests
Methods used to meet redemption requests. Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.
Temporary Investment Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately. A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.
• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.
Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
Turnover Rate
Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Fund and Vanguard
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
Ninety One North America, Inc. (Ninety One), a Delaware corporation organized in 1991, serves as the investment advisor to the Fund. Ninety One’s place of business is 65 East 55th Street, 30th Floor, New York, New York 10022. Ninety One is a wholly owned subsidiary of Ninety One International Limited (Ninety One International), which is an indirect majority-owned subsidiary of Ninety One Plc, a company listed on the London Stock Exchange. Ninety One Plc is affiliated with Ninety One Limited (Ninety One Ltd), a company listed on the Johannesburg Stock Exchange. Ninety One Ltd is the majority owner of Ninety One Africa (Pty) Ltd, which is the parent of Ninety One SA (Pty) Ltd. Ninety One UK Ltd. (Ninety One UK) is also an indirect majority-owned subsidiary of Ninety One Plc. As of October 31, 2024, Ninety One had approximately $171 billion in assets under management. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.

In rendering investment advice to the Fund, Ninety One relies on a dual hatting agreement with certain affiliates, including Ninety One UK, pursuant to which certain employees of such affiliates are permitted to provide portfolio management services to Ninety One’s clients (including the Fund). Under the dual hatting agreements, such employees and such affiliates are considered “associated persons,” as that term is defined in the Investment Advisers Act of 1940, as amended, of Ninety One, and the employees are subject to the control and supervision of Ninety One, and to Ninety One’s compliance policies and procedures and code of ethics, in connection with any services they provide to Ninety One’s clients.

The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the MSCI All Country World Index over the preceding 60-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended October 31, 2024, the aggregate advisory fee represented an effective annual rate of 0.35% of the Fund’s average net assets.
Under the terms of an SEC exemption, the Fund’s board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund’s investment advisory agreement, see the semiannual report to shareholders covering the fiscal period ended April 30, 2024.
The managers primarily responsible for the day-to-day management of the Fund are:
Deirdre Cooper, Portfolio Manager at Ninety One UK. Ms. Cooper joined Ninety One UK in 2018, has worked in investment management since 1997, and has co-managed the Fund since its inception in 2022. Education: B.A., University College Dublin, and M.B.A., Harvard Business School.

Graeme Baker, Portfolio Manager at Ninety One UK. Mr. Baker joined Ninety One UK in 2010, has worked in investment management since 2006, and has co-managed the Fund since its inception in 2022. Education: B.S., University of Bristol.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
Dividends, Capital Gains, and Taxes
Fund Distributions
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. Income and capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Plain Talk About Distributions
As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are taxable as if received in December.
• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when the Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard makes changes that would impact the Fund directly or indirectly, including if Vanguard makes changes to the Fund’s portfolio or to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.

• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income, for U.S. federal income tax purposes, your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend
Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19
(not counting market change). You still have only $5,000 (250 shares x $19 =
$4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information
Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special notice to non-U.S. investors. The Fund offered for sale in this prospectus is primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Fund. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Fund.

Share Price
Share price, also known as NAV, is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.
A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.
The Fund has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Fund will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Fund after such acceptance.
Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard Global Environmental Opportunities Stock Fund Investor Shares

For a Share Outstanding Throughout Each Period	Year Ended October 31, 2024	November 2, 2022[1] to October 31, 2023
Net Asset Value, Beginning of Period	$17.52	$20.00
Investment Operations
Net Investment Income[2]	.199	.188
Net Realized and Unrealized Gain (Loss) on Investments	3.664	(2.668)
Total from Investment Operations	3.863	(2.480)
Distributions
Dividends from Net Investment Income	(.159)	—
Distributions from Realized Capital Gains	(.144)	—
Total Distributions	(.303)	—
Net Asset Value, End of Period	$21.08	$17.52
Total Return[3]	22.20%	-12.40%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23	$17
Ratio of Total Expenses to Average Net Assets	0.73%[4,5]	0.77%[4,6]
Ratio of Net Investment Income to Average Net Assets	0.99%	0.98%[6]
Portfolio Turnover Rate	38%	35%

1
The subscription period for the fund was November 2, 2022, to November 15, 2022, during which time all assets were held in cash. Performance measurement began November 16,
2022, the first business day after the subscription period, at a net asset value of $20.00.

2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.73% and 0.75%, respectively.
5	Includes performance-based investment advisory fee increases (decreases) of (0.02%).
6	Annualized.

Vanguard Global Environmental Opportunities Stock Fund Admiral Shares

For a Share Outstanding Throughout Each Period	Year Ended October 31, 2024	November 2, 2022[1] to October 31, 2023
Net Asset Value, Beginning of Period	$21.93	$25.00
Investment Operations
Net Investment Income[2]	.294	.279
Net Realized and Unrealized Gain (Loss) on Investments	4.585	(3.349)
Total from Investment Operations	4.879	(3.070)
Distributions
Dividends from Net Investment Income	(.229)	—
Distributions from Realized Capital Gains	(.180)	—
Total Distributions	(.409)	—
Net Asset Value, End of Period	$26.40	$21.93
Total Return[3]	22.42%	-12.28%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$57	$26
Ratio of Total Expenses to Average Net Assets	0.58%[4,5]	0.62%[4,6]
Ratio of Net Investment Income to Average Net Assets	1.16%	1.16%[6]
Portfolio Turnover Rate	38%	35%

1
The subscription period for the fund was November 2, 2022, to November 15, 2022, during which time all assets were held in cash. Performance measurement began November 16,
2022, the first business day after the subscription period, at a net asset value of $25.00.

2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.58% and 0.60%, respectively.
5	Includes performance-based investment advisory fee increases (decreases) of (0.02%).
6	Annualized.

Investing With Vanguard
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the policies in this section without notice. Please call or check online for current information. See Contacting Vanguard.
In certain circumstances, Vanguard fund shares can be held directly with Vanguard. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums for Investor Shares
To open and maintain an account. $3,000.
To add to an existing account. Generally $1.

Account Minimums for Admiral Shares
To open and maintain an account. $50,000. If you request Admiral Shares when you open a new account but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for Funds and share classes in this prospectus), see Additional Information.
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

If applicable, orders by Vanguard Funds of Funds will be treated as received by the Fund at the same time that corresponding orders are received in proper form by the Vanguard Funds of Funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Purchase Rules You Should Know
Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares
When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.
Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.
A conversion between share classes of the same fund is a nontaxable event.
Trade Date
The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.
For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.
Conversions From Investor Shares to Admiral Shares
Self-directed conversions. If your account balance in the Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares at any time. You may request a conversion through our website (if you are registered for online access) or by telephone. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. See Contacting Vanguard. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
Mandatory Conversions to Investor Shares
If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify you in writing before any mandatory conversion occurs.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Wealth Management clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price under More on the Fund.

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access) or by telephone. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.
These frequent-trading limitations do not apply to the following:
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
• Authorization to act on the account (as the account owner or by legal documentation or other means).
• Account registration and address.
• Fund name and account number, if applicable.
• Other information relating to the caller, the account owner, or the account.
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses
If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.
Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Account Service Fee
Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Low-Balance Accounts
The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Share Classes
Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.
Shareholder Rights
The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Trustees’ Equity Fund that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, , transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements
Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports. The Fund’s Financial Statements and Other Information is filed with the SEC on Form N-CSR and available on our website.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.
• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
• Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

Additional Information
The Trust’s Bylaws designate Delaware courts as the sole and exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, provided that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard Global Environmental Opportunities Fund
Investor Shares	11/02/2022	VanEnvOppInv	V012	921939807
Admiral Shares	11/02/2022	VanEnvOppAdm	V013	921939880

CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.

Glossary of Investment Terms
Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.
Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund’s board of trustees and renegotiation with the lender syndicate on an annual basis.
Liquidity. The degree of a security’s marketability (i.e., how quickly the security can be sold at a fair price and converted to cash).
MSCI ACWI Index. An index that tracks stock markets in countries included in the MSCI EAFE Index plus the United States, Canada, and a number of emerging markets.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of capital occurs when a fund’s distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a fund. In general, a return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Global Environmental Opportunities Stock Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a participant in an employer-sponsored plan: Telephone: 800-523-1188; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-0296899
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P V012 022025

PART B
VANGUARD® TRUSTEES’ EQUITY FUND
STATEMENT OF ADDITIONAL INFORMATION
February 28, 2025
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with a Fund’s current prospectus (dated February 28, 2025). To obtain, without charge, a prospectus, the most recent report to shareholders, or a Fund’s financial statements hereby incorporated by reference, please visit https://vgi.vg/fund-literature or contact The Vanguard Group, Inc. (Vanguard).
Phone: Investor Information Department at 800-662-7447
Online: vanguard.com
TABLE OF CONTENTS
Description of the Trust
Vanguard Trustees’ Equity Fund (the Trust) currently offers the following funds and share classes (identified by ticker symbol):
Share Classes[1]
Vanguard Fund[2]	Investor	Admiral
Vanguard Diversified Equity Fund	VDEQX	—
Vanguard International Value Fund	VTRIX	—
Vanguard Emerging Markets Select Stock Fund	VMMSX	—
Vanguard Commodity Strategy Fund	—	VCMDX
Vanguard Global Environmental Opportunities Stock Fund	VEOIX	VEOAX
1
Individually, a class; collectively, the classes.
2
Individually, a Fund; collectively, the Funds.

The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.
Each Fund offers only one class of shares. Throughout this document, any references to “class” indicate how a Fund would operate if, in the future, the Fund issued more than one class of shares.
Organization
The Trust was organized as a Maryland corporation in 1979, was reorganized as a Pennsylvania statutory trust in 1984, and then was reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard/Trustees’ Equity Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within the Trust, other than Vanguard Global Environmental Opportunities Stock Fund, are classified as diversified within the meaning of the 1940 Act. Vanguard Global Environmental Opportunities Stock Fund is classified as nondiversified within the meaning of the 1940 Act.
Service Providers
Custodians. JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, NY 10179 (for Vanguard Diversified Equity Fund and Vanguard International Value Fund) and State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114 (for Vanguard Commodity Strategy Fund, Vanguard Global Environmental Opportunities Stock Fund, and Vanguard Emerging Markets Select Stock Fund) serve as the Funds’ custodians. The custodians are responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign subcustodians or foreign securities depositories.
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm audits the Funds’ annual financial statements and provides other related services.
Transfer and Dividend-Paying Agent. The Funds’ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.
Characteristics of the Funds’ Shares
Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.
Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.
Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan approved by the Fund’s board of trustees.
Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund (please see Fundamental Policies), and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of a Fund or the class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote by the shareholders.
Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.
Preemptive Rights. There are no preemptive rights associated with the Funds’ shares.
Conversion Rights. Shareholders of Vanguard Global Environmental Opportunities Stock Fund may convert their shares into another class of shares of the same Fund upon satisfaction of any then-applicable eligibility requirements, as described in the Fund’s current prospectus. There are no conversion rights associated with Vanguard Diversified Equity Fund, Vanguard International Value Fund, Vanguard Emerging Markets Select Stock Fund, or Vanguard Commodity Strategy Fund.
Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.
Sinking Fund Provisions. The Funds have no sinking fund provisions.
Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.
Shareholder Rights. Any limitations on a shareholder’s right to bring an action do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such limitations. The Trust’s bylaws place limitations on the forum in which certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust may be heard. The bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Tax Status of the Funds
Each Fund expects to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements relating to the source of its income and the diversification of its assets. If a Fund fails to meet these requirements in any taxable year, the Fund will, in some cases, be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, and/or disposing of certain assets. If the Fund is ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.
Dividends received and distributed by each Fund on shares of stock of domestic corporations (excluding Real Estate Investment Trusts (REITs)) and certain foreign corporations generally may be eligible to be reported by the Fund, and treated by individual shareholders, as “qualified dividend income” taxed at long-term capital gain rates instead of at higher ordinary income tax rates. Individuals must satisfy holding period and other requirements in order to be eligible for such treatment. Also, distributions attributable to income earned on a Fund’s securities lending transactions, including substitute dividend payments received by a Fund with respect to a security out on loan, will not be eligible for treatment as qualified dividend income.

Taxable ordinary dividends received and distributed by each Fund on its REIT holdings may be eligible to be reported by each Fund, and treated by individual shareholders, as “qualified REIT dividends” that are eligible for a 20% deduction on their federal income tax returns. Individuals must satisfy holding period and other requirements in order to be eligible for this deduction. Without further legislation, the deduction would sunset after 2025. Shareholders should consult their own tax professionals concerning their eligibility for this deduction.
Dividends received and distributed by each Fund on shares of stock of domestic corporations (excluding REITs) may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Also, distributions attributable to income earned on a Fund’s securities lending transactions, including substitute dividend payments received by a Fund with respect to a security out on loan, will not be eligible for the dividends-received deduction.
Each Fund may declare a capital gain dividend consisting of the excess (if any) of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforwards of the Fund. Capital losses may be carried forward indefinitely and retain their character as either short-term or long-term.
Fundamental Policies
Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy or (2) more than 50% of the Fund’s net assets.
Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Diversification. Vanguard Diversified Equity Fund will limit the aggregate value of its holdings (other than U.S. government securities, cash, and cash items, as defined under subchapter M of the IRC, and securities of other regulated investment companies), each of which exceeds 5% of the Fund’s total assets or 10% of the issuer’s outstanding voting securities, to an aggregate of 50% of the Fund’s total assets as of the end of each quarter of the taxable year. Additionally, the Fund will limit the aggregate value of holdings of a single issuer (other than U.S. government securities, as defined in the IRC, or the securities of other regulated investment companies) to a maximum of 25% of the Fund’s total assets as of the end of each quarter of the taxable year.

With respect to 75% of its total assets, Vanguard International Value Fund, Vanguard Emerging Markets Select Stock Fund, and Vanguard Commodity Strategy Fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.
Industry Concentration. Each Fund (except Vanguard Global Environmental Opportunities Stock Fund) will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries.
Vanguard Global Environmental Opportunities Stock Fund will concentrate its investments in the securities of issuers whose principal business activities are in “climate change-related industries”.1
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1  Although not part of the Fund’s fundamental restriction related to industry concentration, for purposes of the industry concentration policy above, the Fund considers climate change-related industries to include renewable energy, electrification, resource efficiency, and similar industries as determined in good faith by the advisor and any of their sub-industries, such as solar energy, electric vehicles, or waste management and businesses that service such industries.

Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.
Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.
Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see Investment Strategies, Risks, and Nonfundamental Policies.
None of these policies prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See Management of the Funds for more information.
Investment Strategies, Risks, and Nonfundamental Policies
Some of the investment strategies and policies described on the following pages and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.
The following investment strategies, risks, and policies supplement each Fund’s investment strategies, risks, and policies set forth in the prospectus. With respect to the different investments discussed as follows, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.
Vanguard Diversified Equity Fund is indirectly exposed to the investment strategies and policies of the underlying Vanguard funds in which it invests and is therefore subject to all risks associated with the investment strategies and policies of the underlying Vanguard funds. The investment strategies and policies and associated risks detailed in this section also include those to which Vanguard Diversified Equity Fund indirectly may be exposed through its investment in the underlying Vanguard funds.
Bank Loans, Loan Interests, and Direct Debt Instruments. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations); to suppliers of goods or services (in the case of trade claims or other receivables); or to other parties. These investments involve a risk of loss in case of default, insolvency, or the bankruptcy of the borrower; may not be deemed to be securities under certain federal securities laws; and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by a rating agency. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or they may pay only a small fraction of the amount owed. Direct indebtedness of countries, particularly developing countries, also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Corporate loans and other forms of direct corporate indebtedness in which a fund may invest generally are made to finance internal growth, mergers, acquisitions, stock repurchases, refinancing of existing debt, leveraged buyouts, and other corporate activities. A significant portion of the corporate indebtedness purchased by a fund may represent interests in loans or debt made to finance highly leveraged corporate acquisitions (known as “leveraged buyout” transactions), leveraged recapitalization loans, and other types of acquisition financing. Another portion may also represent loans incurred in restructuring or “work-out” scenarios, including super-priority debtor-in-possession facilities in bankruptcy and acquisition of assets out of bankruptcy. Loans in restructuring or work-out scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any such transactions, whether in acquisition financing or restructuring, may make such loans especially vulnerable to adverse or unusual economic or market conditions.
Loans and other forms of direct indebtedness generally are subject to restrictions on transfer, and only limited opportunities may exist to sell them in secondary markets. As a result, a fund may be unable to sell loans and other forms of direct indebtedness at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair value.
Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that, under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal and/or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
A fund’s investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the “issuer” of indebtedness held by the fund. In the case of loan participations in which a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets (at the time of borrowing) made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4 under the 1940 Act.
Commodity Futures. Commodities are raw materials used to create the goods that consumers buy. They include a wide range of physical assets, such as agricultural products, livestock, precious metals, energy products, and industrial metals. Commodities can be purchased for immediate delivery (“on the spot”) or delivered at a specific time in the future under the terms of a commodity futures contract. An exchange-traded commodity futures contract is a derivative that provides for the purchase and sale of a specified type and quantity of a commodity during a stated delivery month for a fixed price. A futures contract on an index of commodities provides for the payment and receipt of cash based on the level of the index at settlement or liquidation of the contract. Futures contracts, by their terms, have stated expirations, and at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract on a particular commodity with the nearest expiration must close out the position in the expiring contract and establish a new position in the contract for the next delivery month, a process referred to as “rolling.” The process of rolling a futures contract can be profitable or unprofitable depending in large part on whether the futures price for the next delivery month is less than or more than the price of the expiring contract. If the price for the new futures contract is less than the price of the expiring contract, then the market for the commodity is said to be in “backwardation.” In these markets, roll returns are positive because the proceeds from the expiring futures contract will be greater than the price of the new contract, resulting in a net gain. Roll returns from a long, passive strategy (such as maintaining exposure to a specific commodity futures contract) will be positive when markets are persistently backwardated. The term “contango” is used to describe a market in which the price for a new futures contract is more than the price of the expiring contract. In these markets, roll returns are negative because the proceeds from the expiring futures contract will be less than the price of the new contract, resulting in a net loss. Roll returns from a long, passive strategy will be negative when markets are persistently in contango. Finally, if the market is neither backwardated nor in contango, the roll return will be close to zero.
Commodity futures contracts are subject to the risks of derivatives and futures contracts. Commodity-linked structured notes are subject to the risks of commodity futures contracts and the risks of debt securities. Commodity futures trading is volatile, and even a small movement in market prices could cause large losses. Consequently, an investor in commodity futures could lose all, or substantially all, of the investment in such contracts. The prices of commodity futures are subject to change based on various factors, including, but not limited to, the following: the lack of liquidity; global supply and demand for commodities; congestion; disorderly markets; limitations on deliverable supplies; the participation of hedgers and speculators; domestic and foreign interest rates and investors’ expectations concerning interest rates; domestic and foreign inflation rates and investors’ expectations concerning inflation rates; investment and trading activities of institutional investors; global or regional political, economic, or financial events and situations; government regulation and intervention; technical and operational or system failures; nuclear accidents; terrorism; riots; and natural disasters. In addition, U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices that may occur during a single business day. These limits are generally referred to as “daily price fluctuation limits,” and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a “limit price.” Once the limit price has been reached in a particular contract, no trades may be made at a different price. It is not certain how long any such price limits may remain in effect. Limit prices may have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices, consequently affecting the value of commodity futures. Although the performance of commodity futures may be largely independent of the general stock and bond markets, there is no assurance that commodity futures will be consistently independent or noncorrelated. An investment in commodity futures could increase rather than reduce overall portfolio losses during periods when commodity futures as well as stocks and bonds decline in value. There is no way of predicting whether commodity futures will lose more or less than stocks and bonds in declining markets.
Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt obligations of the issuer.
The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible debt security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and they are generally subject to a high degree of credit risk.
Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertible securities may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a fund is subject to such redemption option and is called for redemption, the fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.
Cybersecurity Risks. A cybersecurity incident could subject the Vanguard funds, their advisors, and/or their third-party service providers to operational and financial risks. Cybersecurity incidents typically result from a deliberate attack, which could take multiple forms (e.g., phishing, malware, ransomware, or denial-of-service attacks), or wrongdoing by an authorized individual. In either case, sensitive assets, information, or data could fall into the hands of unauthorized individuals and potentially cause operational disruption. To prevent or reduce the impact of a cybersecurity incident, Vanguard has implemented controls, such as technological safeguards and business continuity plans. Cybersecurity risks are also present for third-party service providers (such as investment advisors, transfer agents, and custodians) that support the Vanguard funds. Vanguard has processes for assessing the cybersecurity programs implemented by a fund’s third-party service providers. These processes help reduce the risk of potential incidents that could impact a Vanguard fund and/or its shareholders.
Despite the measures described above, a cybersecurity incident could still disrupt business operations, which could affect a fund and/or its shareholders. Examples of impacts which might occur as a result of a cybersecurity incident include: a fund being unable to calculate its net asset value (NAV) or process transactions, fund shareholders being unable to place transactions or otherwise conduct business with Vanguard, or a fund being unable to safeguard its data or the personal information of its shareholders.

Debt Securities. A debt security, sometimes called a fixed income security, consists of a certificate or other evidence of a debt (secured or unsecured) upon which the issuer of the debt security promises to pay the holder a fixed, variable, or floating rate of interest for a specified length of time and to repay the debt on the specified maturity date. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call risk, prepayment risk, extension risk, inflation risk, credit risk, liquidity risk, coupon deferral risk, lower recovery value risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws or an out-of-court restructuring of an issuer’s capital structure may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or a related entity.
Debt Securities—Non-Investment-Grade Securities. Non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (e.g., lower than Baa3/P-2 by Moody’s Ratings or below BBB-/A-2 by S&P Global Ratings) or, if unrated, are determined to be of comparable quality by the fund’s advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and they will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.
Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade securities. The success of a fund’s advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.
Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring such as an acquisition, a merger, or a leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.
The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. An actual or anticipated economic downturn or sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.
The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund’s advisor to sell a high-yield security or the price at which a fund’s advisor could sell a high-yield security, and it could also adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation of the securities.
Except as otherwise provided in a fund’s prospectus, if a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.
Debt Securities—Structured and Indexed Securities. Structured securities (also called “structured notes”) and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities, which could lead to an overvaluation or an undervaluation of the securities.
Debt Securities—U.S. Government Securities. The term “U.S. government securities” refers to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.
U.S. Treasury securities are backed by the full faith and credit of the U.S. government, meaning that the U.S. government is required to repay the principal in the event of default. Other types of securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.
Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Deposit Insurance Corporation, the Federal Home Loan Banks, and the Federal National Mortgage Association. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity may be adversely impacted.
Debt Securities—Variable and Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark or reference rate (such as the Secured Overnight Financing Rate (SOFR) or another reference rate) or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction-rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities. The greater liquidity risk may exist, for example, because of the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value, and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or the date of maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Depositary Receipts. Depositary receipts (also sold as participatory notes) are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution, and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and they are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.
A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of nonobjection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of noncash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.
Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and certain other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market (OTC Derivatives) or may be cleared through a clearinghouse (Cleared Derivatives) and traded on an exchange or swap execution facility. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), certain swap agreements, such as certain standardized credit default and interest rate swap agreements, must be cleared through a clearinghouse and traded on an exchange or swap execution facility. This could result in an increase in the overall costs of such transactions. While the intent of derivatives regulatory reform is to mitigate risks associated with derivatives markets, the regulations could, among other things, increase liquidity and decrease pricing for more standardized products while decreasing liquidity and increasing pricing for less standardized products. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities or assets on which the derivatives are based.
Derivatives may be used for a variety of purposes, including—but not limited to—hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments. A fund may use derivatives as an alternate means to obtain economic exposure if the fund is required to limit its investment in a particular issuer or industry. Some investors may use derivatives primarily for speculative purposes while other uses of derivatives may not constitute speculation. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The other parties to a fund’s OTC Derivatives contracts (usually referred to as “counterparties”) will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such OTC Derivatives may qualify as securities or investments under such laws. A fund’s advisor(s), however, will monitor and adjust, as appropriate, the fund’s credit risk exposure to OTC Derivative counterparties.
Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
When a fund enters into a Cleared Derivative, an initial margin deposit with a Futures Commission Merchant (FCM) is required. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a Cleared Derivative over a fixed period. If the value of the fund’s Cleared Derivatives declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s Cleared Derivatives increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis.
For OTC Derivatives, a fund is subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.
Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with certain OTC Derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.
Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC Derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
On October 28, 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives by registered investment companies (Rule 18f-4). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, treats derivatives as senior securities, and requires funds whose use of derivatives exceeds a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Each Fund (other than Vanguard Commodity Strategy Fund) intends to comply with Rule 4.5 under the Commodity Exchange Act (CEA), under which a fund and Vanguard may be excluded from the definition of the term Commodity Pool Operator (CPO) if the fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (e.g., futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, Vanguard is not subject to registration or regulation as a CPO with respect to each Fund (other than Vanguard Commodity Strategy Fund) under the CEA. A Fund will only enter into futures contracts and futures options that are traded on a U.S. or foreign exchange, board of trade, or similar entity or that are quoted on an automated quotation system. Vanguard is registered as a CPO and is subject to regulation as a CPO with respect to Vanguard Commodity Strategy Fund.
Environmental, Social, and Governance (ESG) Considerations. A Vanguard fund’s consideration of ESG risk factors is driven first and foremost by the investment objective and principal investment strategies disclosed in the fund’s prospectus. For Vanguard funds whose index providers or advisors select securities based on disclosed ESG criteria (ESG funds), the ESG fund’s prospectus provides information about the ESG fund’s use of ESG criteria and related ESG investing risks.
Unless specifically disclosed in a fund’s prospectus, Vanguard funds do not seek to implement specific ESG impacts or strategies. However, except with respect to Vanguard equity index funds, a Vanguard fund’s advisor may consider risk factors that could be categorized as “ESG” as a component of the fund’s investment process if the advisor deems such risk factors to be financially material, either quantitatively or qualitatively. For example, as determined by the fund’s advisor, certain ESG risk factors may be considered as a means to assess long-term risk to shareholder value (e.g., risk analysis, credit analysis, or investment opportunities) as the advisor deems appropriate. Consideration of ESG risk factors will vary depending on a fund’s particular investment strategies as disclosed in its prospectus. The weight given to specific risk factors may vary across types of investments, industries, regions, and issuers and may change over time. Consideration of certain ESG risk factors may affect a fund’s exposure to certain issuers or industries. For purposes of this disclosure, “ESG risk factors” refers to financially material risk factors that could be viewed as ESG-focused. However, there are significant differences in how such terms are interpreted across funds, advisors, index providers, and individuals. It is possible that an advisor will not identify or evaluate every ESG risk factor that an investor would expect to be identified or evaluated, or that the advisor may not categorize a specific risk factor as “ESG.” The advisor’s assessment of an issuer may differ from that of other funds or an investor’s assessment of such issuer. As a result, securities selected by the advisor may not reflect the beliefs and values of any particular investor.
An advisor may be dependent on the availability of timely, complete, and accurate ESG data being reported by issuers and/or third-party research providers to evaluate ESG risk factors. ESG risk factors are often not uniformly measured or defined, which could impact an advisor’s ability to assess an issuer. Where ESG risk factor analysis is used as one part of an overall investment process (as may be the case for some or all of the funds included in this Statement of Additional Information), such funds may still invest in securities of issuers that all market participants may not view as ESG-focused.
Proxy Voting and Engagement. Vanguard’s Investment Stewardship Team, on behalf of the Board of Trustees of each Vanguard-advised U.S. fund, administers proxy voting for the equity holdings of the Vanguard-advised funds. The Investment Stewardship Team may engage with issuers to better understand how they are addressing material risks, including material ESG risks. Specifically, the Investment Stewardship Team may engage with company leaders and directors to understand how they oversee, mitigate, and disclose material risks to shareholders. With respect to material human-rights-related risks, where such matters are not addressed by applicable sanctions laws and regulations that restrict specific investments, the Investment Stewardship Team employs procedures to identify and monitor material human-rights-related risks to long-term shareholder returns at portfolio companies held by the Vanguard-advised funds and to understand how portfolio company boards are overseeing any such risks.
For funds advised by third-party advisory firms independent of Vanguard, such third-party advisory firms are responsible for administration of proxy voting and engagement with respect to the equity holdings they manage on behalf of the fund. A fund’s third-party advisor may consider various ESG risks to be material to companies and may have their own practices and policies related to engagement. For example, the advisor may consider environmental risks such as climate change to be a material risk to many companies and their shareholders’ long-term financial success. As a result, certain third-party advisors engage with particular issuers held by the fund(s) they manage to advocate for science-based targets to address long-term risk to shareholder value resulting from climate change as long as such targets are not contrary to the investment objective and strategy of such fund(s).
Regulatory Environment. The regulatory landscape for ESG investing is still developing, both within the United States and globally. As society’s focus on particular ESG issues, such as climate change, continues to evolve, the emphasis and direction of governmental policies are subject to change.
Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs). Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.
An investment in an ETF generally presents the same principal risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an ETF’s shares may also be halted if the shares are delisted from the exchange without first being listed on another exchange or if the listing exchange’s officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”
Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter (OTC) markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.
Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there are risks that could result in a loss to the fund, including, but not limited to, the risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of a transaction. Securities of foreign issuers are generally more volatile and less liquid than securities of comparable U.S. issuers, and foreign investments may be effected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. The risk that securities traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also heightened. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, the imposition of economic or other sanctions on the United States by a foreign country, or on a foreign country or issuer by the United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. This may negatively impact the value and/or liquidity of a fund’s investments and could impair a fund’s ability to meet its investment objective or invest in accordance with its investment strategy. Sanctions could also result in the devaluation of a country’s currency, a downgrade in the credit ratings of a country or issuers in a country, or a decline in the value and/or liquidity of securities of issuers in that country.
Although an advisor will endeavor to achieve the most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions and other transaction costs are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities.

Additionally, bankruptcy laws vary by jurisdiction and cash deposits may be subject to a custodian’s creditors. Certain foreign governments levy withholding or other taxes against dividend and interest income from, capital gains on the sale of, or transactions in foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities.
The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities—Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred from converting between various currencies in order to purchase and sell foreign securities, as well as by currency restrictions, exchange control regulations, currency devaluations, and political and economic developments.
Foreign Securities—Special Risks of Investing in China. Investing in companies or issuers economically tied to China involves a high degree of risk and special considerations not typically associated with investing in more developed economies or markets. Such risks may include but are not limited to: Chinese Government Risk, Sanctions/Geopolitical Risk, Emerging Market Risk, Chinese Renminbi Risk, Regulatory and Legal Framework Risk, and risks with accessing and investing in their equity and bond markets.
Chinese Government Risk. In China, there are no freely elected government officials and political opposition is largely suppressed. As a result, the Chinese government has an outsized impact on the Chinese market which is uncharacteristic when compared with developed nations. For example, the Chinese government has exercised authority over publicly traded Chinese companies in the past and may continue to do so. This authority can include, but is not limited to, dictating what types of products Chinese companies should produce and to whom such products can be sold, nationalizing assets, and pursuing regulatory enforcement in an unpredictable manner. The Chinese government could use this authority for a variety of reasons including targeting Chinese companies deemed to have violated Chinese interests or trying to reduce market volatility.
The nationalist focus of the Chinese government also can lead to the government making broad policy changes that deviate from what they have historically supported. The Chinese government has implemented several economic reforms since 1978. It is possible that these reforms may not be supported in the future and the government could return to a more centrally planned economy. Additional support to surrounding economies such as Hong Kong could be revoked, and foreign investment in China could be limited if not banned outright.
Sanctions/Geopolitical Risk. Investing in companies economically tied to China is subject to certain political risks. Following the establishment of the People’s Republic of China (PRC) by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and seized assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future, resulting in a full or partial loss of Chinese holdings.
China has many ongoing disputes with Hong Kong, Taiwan, the Xinjiang region and the Uyghur population, and other neighboring areas. These disputes continue to escalate due to ongoing Chinese military exercises (such as land reclamation efforts in the South China Sea), Chinese policymaking, human rights violations assertions by the UN and other developed nations, and statements from high-ranking Chinese government officials. In addition, the Chinese government has been accused of participating in state-sponsored cyberattacks against other foreign countries and foreign companies.
The resulting political tensions, including with the United States, have had and may continue to have impacts on the Chinese economy and its ability to sell certain goods. Other countries, including the U.S., have imposed and may continue to impose sanctions, tariffs, and embargoes or blocking of certain goods produced in China to affect the Chinese economy. Countries have also raised concerns about Chinese companies’ compliance with their own laws which could result in the delisting of securities. Compliance with sanctions could lead to a large market selloff, which could result in significant losses to investments. While tariffs and embargoes are not direct sanctions, they can still negatively affect the Chinese economy and individual Chinese companies. Lastly, because of the economic and financial market dependence between China and the surrounding regions, any decrease in demand for goods from China or an economic downturn in China, could negatively affect the economies and financial markets of the surrounding regions.

Emerging Market Risk. China’s economy is classified as an emerging market. However, China’s economy is considered to be more reliant on exports than other emerging markets and therefore could be negatively affected by a downturn in its export business. Chinese exports could be negatively affected by the aforementioned sanctions and geopolitical risk or other restrictions such as trade tariffs, embargoes, or capital controls. Chinese exports could also be affected by increasing competition across Asia’s other emerging economies, higher rates of inflation, and/or the erratic nature of economic growth in China.
Regulatory and Legal Framework Risk. China’s ability to develop and sustain its legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems could influence the course of foreign investment. Chinese companies are not subject to the same degree of regulation as those in the United States with respect to matters such as tender offer regulation, stockholder proxy requirements, and the requirements mandating timely and accurate disclosure of information. China lacks accounting, auditing, and financial reporting standards, and U.S. public accounting oversight boards are unable to inspect audit work papers and practices of registered accounting firms in China. Further complicating matters, some of China’s laws prohibit certain key information about their companies from being disclosed. As a result, obtaining the full financial picture of a publicly traded Chinese company may be more difficult than obtaining the full financial picture of a publicly traded U.S. company, making it harder to determine the true health of a company.
China’s legal framework may make it more difficult, if not impossible, to obtain or enforce a judgment compared to other countries. The Chinese regulatory framework is also less extensive and still developing regarding business entities and commercial transactions, which can make it challenging to navigate China’s markets. Chinese securities may be taxed differently than U.S. securities depending on the type of investment and the issuer.
Accessing and Investing in the Chinese Equity Market. China’s investment and banking systems are still developing, which subjects the settlement, clearing, and registration of securities transactions to additional risks and costs. Chinese companies can list their shares in a variety of ways, such as A shares, B shares, or H shares. These shares are traded on various exchanges, such as the Shanghai or Shenzhen exchange.
A-shares are generally bought through the Qualified Foreign Investor (QFI) program or Stock Connect. Trading through a license granted under the QFI regime is subject to policies and rules that are unique and evolving. In addition, QFI licenses can be revoked or restricted, preventing a fund from any future trading through the QFI regime. There are QFI custodial arrangements that can limit a fund’s ability to recover deposited cash if the QFI custodian becomes insolvent. Chinese regulators may impose fines or pursue other negative actions towards a QFI custodian if that custodian does not perform its required reporting obligations. Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. As a result, trades must be placed with separate brokers for different transaction sides, increasing complexity, potential for error, and costs.
Trading on Stock Connect is also subject to limitations such as daily quota limitations on purchases, limitations on transferability of shares, pre-delivery or pre-validation of cash or securities to or by a broker which may impact a fund’s ability to trade portfolio securities in a timely manner and can negatively affect a fund’s returns. Only certain A-shares are eligible to be accessed through Stock Connect and these securities could lose their eligibility at any time. Stock Connect utilizes an omnibus clearing structure, and a fund’s shares will be registered in the custodian’s name on the Hong Kong Central Clearing and Settlement System. This may reduce a manager’s ability to effectively manage a fund’s holdings, including the potential enforcement of equity owner rights. B shares can only be traded by non-residents of the PRC or residents with an appropriate foreign currency account that meets certain requirements.
China’s foreign ownership limitations may result in limitations on investment or the return of profits if a fund purchases and sells shares of an issuer in which it owns 5% or more of the shares issued within a six-month period. It is unclear whether China will aggregate a fund’s holdings with other affiliated funds in determining the 5% ownership level. The restrictions on ownership and ability of Chinese regulatory authorities and Chinese issuers to suspend trading, their willingness to exercise this option in response to market volatility and other events, can negatively affect liquidity and volatility of the Chinese markets.
It is also possible to gain exposure to certain Chinese companies through legal structures known as Variable Interest Entities (VIEs). The VIE structure is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts and/or prohibits foreign investments, such as internet, media, education, and telecommunications. VIEs seek to establish claims to a China-based company’s profits and control of its assets through contractual arrangements. While VIEs are a longstanding industry practice, they are not formally recognized under Chinese law or approved by Chinese regulators. It is also uncertain whether Chinese officials or regulators will prohibit Chinese companies from accessing foreign investment through VIEs or remove VIEs’ ability to pass through economic and governance rights to foreign individuals and entities. The contractual arrangements with the

VIE also may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of a VIE could decide to breach the contractual arrangements and may have conflicting interests and fiduciary duties as compared to foreign investors in the shell company. Further, any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts through Chinese courts and/or arbitration bodies, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect a fund’s returns and net asset value. Additionally, an investor’s rights may be limited with respect to the underlying Chinese operating company.
Accessing and Investing in the Chinese Bond Market. The People’s Bank of China has established a program that permits eligible foreign investors to invest directly in bonds traded on the Chinese Interbank Bond Market (CIBM). While the CIBM is relatively large and trading volumes are generally high, the market has similar risks as bond markets in other emerging market countries. A fund may invest in the bonds available on the CIBM through Bond Connect, which was established with the Hong Kong Monetary Authority as a way to permit overseas investors to trade in each other’s respective markets. Bond Connect provides a connection between mainland China- and Hong Kong-based financial institutions, permitting securities trading between the mainland China and Hong Kong markets electronically, thus eliminating the stricter restrictions that were present under previous access models.
Investing in securities traded on the CIBM through Bond Connect is subject to regulatory risks. The relevant rules, regulations, structure, terms, and a fund’s ability to access Bond Connect may be subject to change with minimal notice and any changes have the potential to be applied retroactively. For example, if Bond Connect is not operating or trading is otherwise suspended, a fund’s ability to trade bonds in a timely manner may be affected and there may be negative impacts on the fund. Additionally, market volatility and possible lack of liquidity due to low trading volume on the CIBM may result in significant fluctuations in the prices of certain bonds traded on the CIBM. The bid-ask spreads of the prices of such securities may be large, and a fund may therefore incur significant costs and may suffer losses when selling such investments. Further, the bonds traded on the CIBM may be difficult or impossible to sell, which may impact a fund’s ability to acquire or dispose of such securities at their expected prices.
Bonds issued by Chinese companies or the Chinese government may be dollar denominated. These dollar-denominated bonds carry some of the same risks as RMB-denominated bonds traded through Bond Connect, but generally benefit from reduced currency risk since a fund does not need to engage in currency trading to settle the trade.
Foreign Securities—Emerging Market Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks may significantly affect the value of emerging market investments and include: (i) nationalization or expropriation of assets or confiscatory taxation; (ii) currency devaluations and other currency exchange rate fluctuations; (iii) greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); (iv) more substantial government involvement in and control over the economy; (v) less government supervision and regulation of the securities markets and participants in those markets and possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may increase the risk of market manipulation; (vi) controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; (vii) unavailability of currency-hedging techniques in certain emerging market countries; (viii) generally smaller, less seasoned, or newly organized companies; (ix) differences in, or lack of, corporate governance, accounting, auditing, recordkeeping, and financial reporting standards, which may result in unavailability of material information about issuers and impede evaluation of such issuers; (x) difficulty in obtaining and/or enforcing a judgment in a court outside the United States; and (xi) greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets.  Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial expenses and other investment-related costs are often more expensive in emerging market countries, which can reduce a fund’s income from investments in securities or debt instruments of emerging market country issuers. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies.  There may also be limited regulatory oversight of certain foreign subcustodians that hold foreign securities subject to the supervision of a fund’s primary U.S.-based custodian.  A fund may be limited in its ability to recover assets if a foreign subcustodian becomes bankrupt or otherwise unable or unwilling to return assets to the fund, which may expose the fund to risk, especially in circumstances where the fund’s primary custodian may not be contractually obligated to make the fund whole for the particular loss.

  Emerging market investments also carry the risk that strained international relations may give rise to retaliatory actions, including actions through financial markets such as purchase and ownership restrictions, sanctions, tariffs, seizure of assets, cyberattacks, and unpredictable enforcement of securities regulations and other laws. Such actual and/or threatened retaliatory actions may impact emerging market economies and issuers in which a fund invests. For example, in China, ownership of companies in certain sectors by foreign individuals and entities is prohibited.
Foreign Securities—Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities and currency exchange transactions generally may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time and for a number of reasons, including national debt levels and trade deficits; domestic and foreign inflation rates and investors’ expectations concerning inflation rates; changes in domestic and foreign interest rates and investors’ expectations concerning interest rates; investment and trading activities of mutual funds, hedge funds, and currency funds; the imposition of currency controls; or other global, regional, economic, and political developments. These events and actions are unpredictable. As a result, a fund’s exposure to foreign currency may reduce the returns of the fund.

To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund may enter into foreign currency transactions to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase. Pursuant to an absolute return strategy, however, a fund may speculate in foreign currency on a long-only basis or on a long/short basis for the purpose of increasing investment returns through the use of currency forward transactions, currency futures transactions, and/or currency swaps.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.
Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.
A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or to take advantage of a more liquid or more efficient market for the tracking currency. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

A fund may hold a portion of its assets in bank deposits denominated in foreign currencies so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
Forecasting the movement of the currency market is extremely difficult. Whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a fund in a less advantageous position than if such a hedge had not been established. Because forward currency contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.
Foreign Securities—Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”
Foreign Securities—Russian Market Risk. There are significant risks inherent in investing in Russian securities. The underdeveloped state of Russia’s banking system subjects the settlement, clearing, and registration of securities transactions to significant risks. In March of 2013, the National Settlement Depository (NSD) began acting as a central depository for the majority of Russian equity securities; the NSD is now recognized as the Central Securities Depository in Russia.

For Russian issuers with fewer than 50 shareholders, ownership records are maintained only by registrars who are under contract with the issuers and are currently not settled with the NSD. Although a Russian subcustodian will maintain copies of the registrar’s records (Share Extracts) on its premises, such Share Extracts are not recorded with the NSD and may not be legally sufficient to establish ownership of securities. The registrars may not be independent from the issuer, are not necessarily subject to effective state supervision, and may not be licensed with any governmental entity. A fund will endeavor to ensure by itself or through a custodian or other agent that the fund’s interest continues to be appropriately recorded for Russian issuers with fewer than 50 shareholders by inspecting the share register and by obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability, and the possibility exists that a subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or may improperly dilute its interest. In addition, although applicable Russian regulations impose liability on registrars for losses resulting from their errors, a fund may find it difficult to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Russia’s recent launch of a large-scale invasion of Ukraine has resulted in sanctions against Russian governmental institutions, Russian entities, and Russian individuals that may result in the devaluation of Russian currency; a downgrade in the country’s credit rating; a freeze of Russian foreign assets; a decline in the value and liquidity of Russian securities, properties, or interests; and other adverse consequences to the Russian economy and Russian assets. In addition, a fund’s ability to price, buy, sell, receive, or deliver Russian investments has been and may continue to be impaired. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a fund, even if the fund does not have direct exposure to securities of Russian issuers.
Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement or market price for the relevant commodity on the last trading day of the contract and the price for the relevant commodity agreed upon at the outset of the contract. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.
The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. If the value of the fund’s position declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s position increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis. A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.
A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
A Fund will only enter into futures contracts and futures options that are traded on a U.S. or foreign exchange, board of trade, or similar entity or that are quoted on an automated quotation system.
Futures Contracts and Options on Futures Contracts—Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.
A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day, and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. U.S. Treasury futures are generally not subject to such daily limits.
A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.
A fund could lose margin payments it has deposited with its FCM if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.
Hybrid Instruments. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock, or other traditional investment, but a hybrid may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.
Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks; perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes; contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer’s capital ratio falls below a predetermined trigger level; and trust-preferred securities, which are preferred stocks of a special-purpose trust that holds subordinated debt of the corporate parent. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.
In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or the interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each, a benchmark). For some hybrids, the principal amount payable at maturity or the interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark, thus magnifying movements within the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund’s investment in hybrids, these risks may cause significant fluctuations in the fund’s net asset value. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of an issuer or, sometimes, the portfolio needs of a particular investor, and therefore the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional securities.
Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, a fund’s investments in these products may be subject to the limitations described under the heading “Other Investment Companies.”
Industry Concentration. The SEC staff takes the position that a fund concentrates its investments if it invests more than 25% of its assets in any particular industry. (For this purpose investments do not include certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities.)
Initial Public Offerings (“IPOs”). A fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a fund with a small asset base. A fund may hold IPO shares for a very short period of time, which may increase the turnover of a fund’s portfolio and may lead to increased expenses for a fund, such as commissions and transaction costs. By selling IPO shares, a fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
A fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.
Interfund Borrowing and Lending. The SEC has granted an exemption permitting registered open-end Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction, (2) no fund may lend money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan, and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Investing for Control. Each Vanguard fund invests in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, a Vanguard fund does not seek to acquire, individually or collectively with any other Vanguard fund, enough of a company’s outstanding voting stock to have control over management decisions. A Vanguard fund does not invest for the purpose of controlling a company’s management. This policy does not prevent Vanguard Commodity Strategy Fund from having an ownership interest in a wholly owned subsidiary.
Legal and Regulatory Risk. Vanguard funds and their advisors are subject to an extensive and complex set of laws and regulations. These laws and regulations have evolved rapidly in recent years and likely will continue to evolve. Changes and additions to laws and regulations can result in unintended or unexpected impacts, including impacts to the value of a fund’s investments, a fund’s investment strategy, and/or a fund’s ability to manage tax consequences. In addition, complying with new or changing laws or regulations generally can be expected to increase operational costs, which can have a negative impact on fund performance.

Market Disruption. Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks discussed above and in a fund’s prospectus. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments and operation of a fund. These events could also result in the closure of businesses that are integral to a fund’s operations or otherwise disrupt the ability of employees of fund service providers to perform essential tasks on behalf of a fund.
Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty, whereas for exchange-traded, centrally cleared options, credit risk is mutualized through the involvement of the applicable clearing house.
The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price, which is the predetermined price at which the option may be exercised. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
If a trading market, in particular options, were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.
A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
OTC Swap Agreements. An over-the-counter (OTC) swap agreement, which is a type of derivative, is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.
Examples of OTC swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most OTC swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under an OTC swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. OTC swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.
An OTC option on an OTC swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
The use of OTC swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. OTC swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of an OTC swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.
OTC swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If an OTC swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, OTC swap transactions may be subject to a fund’s limitation on investments in illiquid securities.
OTC swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive or inexpensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the OTC swap agreement.
Because certain OTC swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain OTC swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged OTC swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
Like most other investments, OTC swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing OTC swap positions for the fund. If the advisor attempts to use an OTC swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the OTC swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving OTC swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many OTC swaps are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
The use of an OTC swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.
Other Investment Companies. A fund may invest in other investment companies, including ETFs, non-exchange traded U.S. registered open-end investment companies (mutual funds), and closed-end investment companies, to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund may invest up to 10% of its assets in shares of investment companies generally and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that the funds with different investment advisors must enter into a fund of funds investment agreement. Rule 12d1-4 is also designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the acquired fund will be limited in the amount it could invest in other investment companies and private funds. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.
A fund may be limited to purchasing a particular share class of other investment companies (underlying funds). In certain cases, an investor may be able to purchase lower-cost shares of such underlying funds separately, and therefore be able to construct, and maintain over time, a similar portfolio of investments while incurring lower overall expenses.
Ownership Limitations and Regulatory Relief. The more assets that Vanguard, its affiliates, and its external advisors manage, the more the Vanguard funds are or may be negatively impacted by ownership restrictions and limitations imposed by law, by regulation or regulators, or by issuers. Ownership restrictions and limitations can apply to certain industries (for example, banking, insurance, and utilities), certain issuers (who may, for example, have mechanisms such as poison pills in place to prevent takeovers), or certain transactions, and will also vary significantly in different contexts. A fund can be subject to more than one ownership limitation depending on its holdings, and each ownership limitation can impact multiple securities held by the fund.
Ownership limitations can restrict or impair a fund’s investment activities in a variety of ways. To meet the requirements of a limitation or restriction, a fund may be unable to purchase or directly hold a security the fund would otherwise purchase or hold if the limitation did not apply. For index funds, this means a fund may not be able to track its index as closely as it would if it was not subject to an ownership limitation because the fund cannot buy its desired amount of an impacted security. For actively managed funds, this means a fund may miss an opportunity to invest in an impacted security that the fund’s investment advisor otherwise would invest in if the fund were not subject to an ownership limitation. These types of restrictions could negatively impact a fund’s performance.
When a Vanguard fund is subject to an ownership limitation, Vanguard or the fund typically will seek permission to exceed the limitation. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date. If this happens, the fund could be required to sell or otherwise dispose of holdings in one or more issuers to comply with limitations. In order to obtain permission to exceed an ownership limitation, Vanguard may have to agree to certain conditions that will impact its ability to exercise rights on behalf of funds. For example, Vanguard may be required to agree to vote proxies in a certain way for any securities Vanguard funds hold that exceed a particular ownership limitation.
For situations in which Vanguard does not have or is unable to obtain permission to exceed ownership limitations, Vanguard, its affiliates, and its external advisors have adopted a policy designed to allocate ownership of impacted securities across Vanguard products in a way that Vanguard deems fair and equitable over time. This allocation policy could result in certain Vanguard products obtaining zero or reduced direct exposure to one or more impacted securities and/or indirect exposure to impacted securities. In order to obtain indirect exposure, funds may use derivatives (such as total return swaps) or invest in totally held subsidiaries that hold the impacted securities. Both of these ways of obtaining indirect exposure may be more costly than owning securities of the issuer directly. Depending on the circumstances, certain Vanguard funds may incur and bear the costs associated with transactions entered into for these purposes that other Vanguard funds do not incur and bear. In addition, Vanguard, its affiliates, and its external advisors are not able to guarantee that they will be able to obtain some or all of the derivatives that funds want in order to gain indirect exposure to an impacted security. This limited availability of derivatives may impact the ability of a fund to meet its investment objective or invest in accordance with its investment strategy, and/or have additional impacts to fund performance. Additionally, funds that use derivatives for indirect exposure are subject to derivatives-related risks.
Ownership limitations and the use of derivatives to address ownership limitations could result in unanticipated tax consequences to a fund that may affect the amount, timing, and character of distributions to shareholders. The taxation of derivatives can be complex and, depending upon the type and amount of derivatives employed by a fund, the tax consequences of using derivatives could be worse than the tax consequences that result from direct exposure to impacted securities.
Ownership limitations are highly complex. It is possible that, despite a fund’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit.
Participatory Notes. Participatory notes (P-Notes) are a type of derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S. based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes, which are designed to replicate the performance of the securities and markets. The performance results of P-Notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, P-Notes entail the risk that the counterparty or issuer of the P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when the Fund wishes to sell it.
Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, preferred stock may be subject to more abrupt or erratic price movements than common stock or debt securities because preferred stock may trade with less frequency and in more limited volume.
Real Estate Investment Trusts (REITs). An equity REIT owns real estate properties directly and generates income from rental and lease payments. Equity REITs also have the potential to generate capital gains as properties are sold at a profit. A mortgage REIT makes construction, development, and long-term mortgage loans to commercial real estate developers and earns interest income on these loans. A hybrid REIT holds both properties and mortgages. To avoid taxation at the corporate level, REITs must distribute most of their earnings to shareholders.
Investments in REITs are subject to many of the same risks as direct investments in real estate. In general, real estate values can be affected by a variety of factors, including, but not limited to, supply and demand for properties, general or local economic conditions, and the strength of specific industries that rent properties. Ultimately, a REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws.
The value of a REIT may also be affected by changes in interest rates. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. REITs are also subject to heavy cash-flow dependency, default by borrowers, and changes in tax and regulatory requirements. In addition, a REIT may fail to meet the requirements for qualification and taxation as a REIT under the IRC and/or fail to maintain exemption from the 1940 Act.
Reliance on Service Providers, Data Providers, and Other Technology. Vanguard funds rely upon the performance of service providers to execute several key functions, which may include functions integral to a fund’s operations. Failure by any service provider to carry out its obligations to a fund could disrupt the business of the fund and could have an adverse effect on the fund’s performance. A fund’s service providers’ reliance on certain technology or information vendors (e.g., trading systems, investment analysis tools, benchmark analytics, and tax and accounting tools) could also adversely affect a fund and its shareholders. For example, a fund’s investment advisor may use models and/or data with respect to potential investments for the fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance upon such models or data expose a fund to potential risks.
Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a debt security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a bank, a broker, a dealer, or another counterparty that meets minimum credit requirements and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, dealer, or other counterparty that meets minimum credit requirements to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.
The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control, and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities/Investments (including Private Placements). Illiquid securities/investments are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC generally limits aggregate holdings of illiquid securities/investments by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities/investments and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) certain loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) private equity investments, (7) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and (8) securities whose disposition is restricted under the federal securities laws. Illiquid securities/investments may include restricted, privately placed securities (such as private investments in public equity (PIPEs) or special purpose acquisition companies (SPACs)) that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a market develops for a restricted security held by a fund, it may be treated as a liquid security in accordance with guidelines approved by the board of trustees.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. In addition to the risk of such a loss, fees charged to the fund may exceed the return the fund earns from investing the proceeds received from the reverse repurchase agreement transaction. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a fund’s use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund’s right to repurchase the securities. If the fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.
Securities Lending. A fund may lend its securities to financial institutions (typically brokers, dealers, and banks) to generate income for the fund. There are certain risks associated with lending securities, including counterparty, credit, market, regulatory, and operational risks. Vanguard considers the creditworthiness of the borrower, among other factors, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for certain types of foreign securities, as well as certain types of borrowers that are subject to global regulatory regimes. If a fund is not able to recover the securities lent, the fund may sell the collateral and purchase a replacement security in the market. Collateral investments are subject to market appreciation or depreciation. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Currently, a fund invests cash collateral into Vanguard Market Liquidity Fund, an affiliated money market fund that invests primarily in high-quality, short-term money market instruments.
The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1∕3% of the fund’s total assets and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks to market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by a fund will comply with any other applicable regulatory requirements. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect to which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund’s ability to vote on such a matter. See Tax Status of the Funds for information about certain tax consequences related to a fund’s securities lending activities.
Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.
Short Sales. In a short sale of securities, a fund sells a security that it does not own, making delivery with securities “borrowed” from a broker. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay the lender any dividends or interest that accrue during the period of the loan. In order to borrow the security, the fund pays a fee and may also have to pay a premium which would increase the cost of the security sold. Generally speaking, the proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed out. A fund will also incur transaction costs in effecting short sales. A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. A fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by the amount of the fees, dividends, or interest the fund may be required to pay in connection with the short sale. Thus, a fund may incur a loss even if the security declines in price if such expenses are greater than the realized gain. A short sale theoretically creates the risk of an unlimited loss, as the price of the underlying securities could increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the security needed to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further (i.e., by increasing the demand for such security), thereby exacerbating the loss.
A fund may also engage in short sales if, at the time of the short sale, the fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” For example, a fund may make a short sale against the box as a hedge because the advisor believes that the price of a security may decline, causing a decline in the value of a security owned by the fund (or a security convertible or exchangeable for such security), or when the fund wants to sell the security at an attractive current price.

In such a case, any future losses in the fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the fund owns. If a fund sells securities short “against the box,” it may protect unrealized gains, but it will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the security being hedged.
Subsidiary Investments. Vanguard Commodity Strategy Fund may invest in a wholly owned subsidiary organized under the laws of the Cayman Islands (the “subsidiary). The Fund is the sole beneficial owner of the subsidiary, and the Fund’s investment in the subsidiary will generally not exceed 25% of the Fund’s total assets.
The Fund intends to invest in the subsidiary primarily to obtain exposure to the commodity markets in compliance with the IRC. The subsidiary seeks to achieve its investment objective by investing in commodity-linked investments, including commodity futures and swaps. The subsidiary may also invest in fixed income securities, including cash instruments or other short-term investments, such as U.S. Treasury and U.S. government agency securities, certificates of deposit, money market instruments, and short-term fixed and floating-rate bonds for the purpose of providing margin or collateral for its commodity-linked derivative investments, providing liquidity in the portfolio, and earning interest. By investing in the subsidiary, the Fund is indirectly exposed to all of the risks to which the subsidiary is exposed.
The subsidiary is not a registered investment company and, accordingly, is not subject to the 1940 Act. Therefore, the Fund’s investment in the subsidiary has none of the protections provided to investors in funds registered under the federal securities laws of the United States. In addition, if the laws of the United States or the Cayman Islands change, there is no guarantee that the subsidiary can continue to operate or that the Fund would be permitted to invest in the subsidiary. See ”Tax Matters-Federal Tax Treatment of Commodity-Linked Investments and Subsidiary Investments“ for information about special tax considerations and risks applicable to the Fund’s investment in the subsidiary.

Tax Matters—Federal Tax Discussion. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to investment in a fund based on the IRC, U.S. Treasury regulations, and other applicable authorities. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. Each Fund has not requested and will not request an advance ruling from the Internal Revenue Service (IRS) as to the U.S. federal income tax matters discussed in this Statement of Additional Information. In some cases, a fund’s tax position may be uncertain under current tax law and an adverse determination or future guidance by the IRS with respect to such a position could adversely affect the fund and its shareholders, including the fund’s ability to continue to qualify as a regulated investment company or to continue to pursue its current investment strategy. A shareholder should consult their tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
Tax Matters—Federal Tax Treatment of Commodity-Linked Investments and Subsidiary Investments. Vanguard Commodity Strategy Fund may invest a portion of its assets in investments that create exposure to the commodity markets. The Fund may invest directly in commodity-linked investments that provide this exposure or indirectly in such investments through a wholly owned subsidiary that is organized under the laws of the Cayman Islands. The Fund’s ability to make direct and indirect investments in certain commodity-related investments, including the subsidiary, is limited by the Fund’s intention to qualify as a regulated investment company under the IRC. The subsidiary will be operated in a manner that is intended to enable the Fund to comply with these IRC requirements applicable to regulated investment companies.
In particular, in order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income—i.e., dividends, interest, income derived from securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to the fund’s business of investing in securities or currencies. Income and gains from certain commodity-linked investments do not constitute qualifying income to a regulated investment company for purposes of this qualifying income test, and the tax treatment of other commodity-linked investments is uncertain, in particular with respect to whether the income or gains from such investments constitute qualifying income. The Fund generally intends to gain direct or indirect exposure to the commodity markets through investments that generate qualifying income by investing directly in commodity-linked investments that the Fund believes give rise to qualifying income or by investing indirectly in commodity-linked investments through the subsidiary. If the Fund, however, were to treat income or gain from a particular investment as qualifying income and the income or gain were later determined not to constitute qualifying income and, when aggregated with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it was eligible to, and did, pay a tax at the fund-level.
Under current law, the IRC generally treats a fund’s income derived from its investment in a wholly owned subsidiary as qualifying income, provided that the subsidiary annually distributes its earnings and profits to the fund. There is no assurance that the applicable provisions of the IRC will remain in effect; these provisions (and interpretations thereof) are subject to change, potentially with retroactive effect. The Fund could be required to restructure or liquidate its investment in its subsidiary accordingly. In the case of such liquidation, there is no guarantee that the Fund would be able to reinvest such investments in securities with comparable returns.
In addition, in order to qualify as regulated investment companies, the Fund generally cannot invest more than 25% of its assets in a subsidiary.
The subsidiary will be classified as a “controlled foreign corporation” for U.S. tax purposes and, because it is not expected to be deemed to carry on a U.S. trade or business, generally should not be subject to U.S. tax, although no assurance is given in that regard. However, the Fund will be required to include in its income annually amounts earned by the subsidiary during that year. Gains from the sales of investments by the subsidiary will not be eligible for capital gain treatment, but instead will be treated as ordinary income when included in the Fund’s income. Net losses incurred by the subsidiary during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by the subsidiary during a tax year generally cannot be carried forward by the subsidiary to offset gains realized by it in subsequent taxable years.
The subsidiary is not expected to owe income tax in its jurisdiction of organization, the Cayman Islands. Changes in the tax laws, or interpretations of existing laws, of the United States or the Cayman Islands could adversely affect the subsidiary and the Fund’s investment in its subsidiary.
Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions. A fund’s transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the fund’s hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Tax Matters—Federal Tax Treatment of Futures Contracts. For federal income tax purposes, a fund generally must recognize, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.
A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments, and shareholders will be advised on the nature of the distributions.
Tax Matters—Federal Tax Treatment of Non-U.S. Currency Transactions. Special rules generally govern the federal income tax treatment of a fund’s transactions in the following: non-U.S. currencies; non-U.S. currency-denominated debt obligations; and certain non-U.S. currency options, futures contracts, forward contracts, and similar instruments. Accordingly, if a fund engages in these types of transactions it may have ordinary income or loss to the extent that such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income could accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any ordinary loss so created will generally reduce ordinary income distributions and, in some cases, could require the recharacterization of prior ordinary income distributions. Net ordinary losses cannot be carried forward by the fund to offset income or gains realized in subsequent taxable years.
Any gain or loss attributable to the non-U.S. currency component of a transaction engaged in by a fund that is not subject to these special currency rules (such as foreign equity investments other than certain preferred stocks) will generally be treated as a capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.
To the extent a fund engages in non-U.S. currency hedging, the fund may elect or be required to apply other rules that could affect the character, timing, or amount of the fund’s gains and losses. For more information, see “Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions.”
Tax Matters—Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of foreign issuers, the fund may elect to pass through to shareholders the ability to deduct or, if they meet certain holding period requirements, take a credit for foreign taxes paid by the fund. Similarly, if at the close of each quarter of a fund’s taxable year, at least 50% of its total assets consist of interests in other regulated investment companies, the fund is permitted to elect to pass through to its shareholders the foreign income taxes paid by the fund in connection with foreign securities held directly by the fund or held by a regulated investment company in which the fund invests that has elected to pass through such taxes to shareholders.
Tax Matters—Passive Foreign Investment Companies. To the extent that a fund invests in stock in a foreign company, such stock may constitute an equity investment in a passive foreign investment company (PFIC). A foreign company is generally a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of an interest in a PFIC will be deemed ordinary income regardless of how long a fund held it. Also, a fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned in respect to PFIC interests, whether or not such amounts are distributed to shareholders. To avoid such tax and interest, a fund may elect to “mark to market” its PFIC interests, that is, to treat such interests as sold on the last day of a fund’s fiscal year, and to recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income (or loss) each year. Distributions from a fund that are attributable to income or gains earned in respect to PFIC interests are characterized as ordinary income.
Tax Matters—Real Estate Mortgage Investment Conduits. If a fund invests directly or indirectly, including through a REIT or other pass-through entity, in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs), a portion of the fund’s income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (such portion referred to in the IRC as an “excess inclusion”) will be subject to U.S. federal income tax in all events—including potentially at the fund level—under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (2) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity, which otherwise might not be required, to file a tax return and pay tax on such income; and (3) in the case of a non-U.S. investor, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the IRC. As a result, a fund investing in such interests may not be suitable for charitable remainder trusts. See “Tax Matters—Tax-Exempt Investors.”
Tax Matters—Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments made by non-U.S. investors in Vanguard funds. Certain properly reported distributions of qualifying interest income or short-term capital gain made by a fund to its non-U.S. investors are exempt from U.S. withholding taxes, provided the investors furnish valid tax documentation (i.e., IRS Form W-8) certifying as to their non-U.S. status.
A fund is permitted, but is not required, to report any of its distributions as eligible for such relief, and some distributions (e.g., distributions of interest a fund receives from non-U.S. issuers) are not eligible for this relief. For some funds, Vanguard has chosen to report qualifying distributions and apply the withholding exemption to those distributions when made to non-U.S. shareholders who invest directly with Vanguard. For other funds, Vanguard may choose not to apply the withholding exemption to qualifying fund distributions made to direct shareholders, but may provide the reporting to such shareholders. In these cases, a shareholder may be able to reclaim such withholding tax directly from the IRS.
If shareholders hold fund shares (including ETF shares) through a broker or intermediary, their broker or intermediary may apply this relief to properly reported qualifying distributions made to shareholders with respect to those shares. If a shareholder’s broker or intermediary instead collects withholding tax where the fund has provided the proper reporting, the shareholder may be able to reclaim such withholding tax from the IRS. Please consult your broker or intermediary regarding the application of these rules.
This relief does not apply to any withholding required under the Foreign Account Tax Compliance Act (FATCA), which generally requires a fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on fund distributions. Please consult your tax advisor for more information about these rules.
Tax Matters—Tax-Exempt Investors. Income of a fund that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).
A tax-exempt shareholder may also recognize UBTI if a fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. See “Tax Matters—Real Estate Mortgage Investment Conduits.”

In addition, special tax consequences apply to charitable remainder trusts that invest in a fund that invests directly or indirectly in residual interests in REMICs or equity interests in TMPs. Charitable remainder trusts and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.
Time Deposits. Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and, to a lesser extent, income risk, market risk, and liquidity risk). Additionally, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, time deposits of such issuers will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests and will have at least the same financial strength as the domestic issuers approved for the fund.
Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Other kinds of warrants exist, including, but not limited to, warrants linked to countries’ economic performance or to commodity prices such as oil prices. These warrants may be subject to risk from fluctuation of underlying assets or indexes, as well as credit risk that the issuer does not pay on the obligations and risk that the data used for warrant payment calculation does not accurately reflect the true underlying commodity price or economic performance.
When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund complies with Rule 18f-4.
Regulatory Restrictions in India. Shares of Vanguard Emerging Markets Select Stock Fund and Vanguard International Value Fund have not been, and will not be, registered under the laws of India and are not intended to benefit from any laws in India promulgated for the protection of shareholders. As a result of regulatory requirements in India, shares of the Funds shall not be knowingly offered to (directly or indirectly) or sold or delivered to (within India); transferred to or purchased by; or held by, for, on the account of, or for the benefit of (i) a “person resident in India” (as defined under applicable Indian law), (ii) an “overseas corporate body” or a “person of Indian origin” (as defined under applicable Indian law), or (iii) any other entity or person disqualified or otherwise prohibited from accessing the Indian securities market under applicable laws, as may be amended from time to time. Investors, prior to purchasing shares of the Funds, must satisfy themselves regarding compliance with these requirements.
Share Price
Multiple-class funds do not have a single share price. Rather, each class has a share price, also known as net asset value (NAV), which is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, each Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m.,

Eastern time. The NAV per share for Vanguard Diversified Equity Fund, Vanguard International Value Fund, Vanguard Emerging Markets Select Stock Fund, and Vanguard Commodity Strategy Fund is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. The NAV per share for Vanguard Global Environmental Opportunities Stock Fund is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
The underlying Vanguard funds in which the Diversified Equity Fund invests also do not calculate their NAV on days when the NYSE is closed, but the value of their assets may also be affected to the extent that they hold securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

The NYSE typically observes the following holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.
Purchase and Redemption of Shares
Purchase of Shares
The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund’s prospectus.
Exchange of Securities for Shares of a Fund. Shares of a Fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash) at the discretion of the Fund’s portfolio manager. Such securities must not be restricted as to transfer and must have a value that is readily ascertainable. Securities accepted by the Fund will be valued, as set forth in the Fund’s prospectus, as of the time of the next determination of NAV after such acceptance. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes, depending upon the cost of the securities tendered, would be realized by the investor upon the exchange. Investors interested in purchasing fund shares in kind should contact Vanguard.
Redemption of Shares
The redemption price of shares of each Fund is the NAV per share next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.
Each Fund can postpone payment of redemption proceeds for up to seven calendar days. In addition, each Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days (1) during any period that the NYSE is closed or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit.
The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.
If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the Fund’s board of trustees. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.
The Funds do not charge redemption fees. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

Vanguard processes purchase and redemption requests through a pooled account. Pending investment direction or distribution of redemption proceeds, the assets in the pooled account are invested and any earnings (the “float”) are allocated proportionately among the Vanguard funds in order to offset fund expenses. Other than the float, Vanguard treats assets held in the pooled account as the assets of each shareholder making such purchase or redemption request.
Right to Change Policies
Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud or financial exploitation or abuse, or will protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Investing With Vanguard Through Other Firms
Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV per share next determined after the order is received by the Authorized Agent.
Management of the Funds
Vanguard
Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each fund is a series of a Delaware statutory trust. The funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts’ jointly owned subsidiary, Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard’s oversight. Vanguard also provides investment advisory services to certain Vanguard funds. All of these services are provided at Vanguard’s total cost of operations pursuant to the Fifth Amended and Restated Funds’ Service Agreement (the Agreement).
Vanguard was established and operates under the Agreement. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment.

Pursuant to an agreement between Vanguard and JP Morgan Chase Bank N.A. (JP Morgan), JP Morgan provides services for Vanguard International Value Fund and Vanguard Diversified Equity Fund. These services include, but are not limited to: (i) the calculation of such funds’ daily NAVs and (ii) the furnishing of financial reports. The fees paid to JP Morgan under this agreement are based on a combination of flat and asset based fees. During the fiscal years ended October 31, 2022, 2023, and 2024, JP Morgan had received fees for services rendered as shown in the table below.

Pursuant to an agreement between Vanguard and State Street Bank and Trust Company (State Street), State Street provides services for Vanguard Emerging Markets Select Stock Fund, Vanguard Global Environmental Opportunities Stock Fund, and Vanguard Commodity Strategy Fund. These services include, but are not limited to: (i) the calculation of such funds’ daily NAVs and (ii) the furnishing of financial reports. The fees paid to State Street under this agreement are based on a combination of flat and asset based fees. During the fiscal years ended October 31, 2022, 2023, and 2024, State Street had received fees from the Funds for administrative services rendered as shown in the table below.
Vanguard Fund	2022	2023	2024
Vanguard Commodity Strategy Fund	$21,500.04	$21,500.04	$21,437.53
Vanguard Diversified Equity Fund	16,999.92	16,999.92	16,499.94
Vanguard Emerging Markets Select Stock Fund	21,500.04	21,500.04	21,437.53
Vanguard Global Environmental Opportunities Stock Fund(1)	—	21,500.04	21,520.86
Vanguard International Value Fund	16,999.92	16,999.92	16,499.94
1 Vanguard Global Environmental Opportunities Stock Fund commenced operations on November 2, 2022.
The funds’ officers are also employees of Vanguard.
Vanguard, Vanguard Marketing Corporation (VMC), the funds, and the funds’ advisors have adopted codes of ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The codes of ethics permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the codes of ethics require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.
Vanguard International Value Fund, Vanguard Emerging Markets Select Stock Fund, Vanguard Commodity Strategy Fund, and Vanguard Global Environmental Opportunities Stock Fund Only. Vanguard provides corporate management, administrative, and distribution services. Each fund (other than a fund of funds) pays its share of Vanguard’s total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees. The Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.
As of October 31, 2024, each Fund had contributed capital to Vanguard as follows:
Vanguard Fund	Capital Contribution to Vanguard	Percentage of Fund’s Average Net Assets	Percent of Vanguard’s Capitalization
Vanguard Commodity Strategy Fund	$40,000	Less than 0.01%	0.02%
Vanguard Emerging Markets Select Stock Fund	23,000	Less than 0.01%	0.01
Vanguard Global Environmental Opportunities Stock Fund	2,000	Less than 0.01%	Less than 0.01%
Vanguard International Value Fund	380,000	Less than 0.01%	0.15
Under a separate agreement, Vanguard provides corporate management, administrative, and investment advisory services to a wholly owned subsidiary of Vanguard Commodity Strategy Fund for an annual fee of 0.10% of average net assets of the subsidiary. In addition, the subsidiary pays an unaffiliated third party, VGMF I (Cayman) Limited, an affiliate of Maples FS Limited, a fee plus reasonable additional expenses for trustee services. For the fiscal year ended October 31, 2024, the subsidiary paid Vanguard $40,000.
Vanguard Diversified Equity Fund Only. The Agreement provides that the Fund will not contribute to Vanguard’s capitalization or pay for corporate management, administrative, and distribution services provided by Vanguard. However, the Fund will bear its own direct expenses, such as legal, auditing, and custodial fees. In addition, the Agreement further provides that the Fund’s expenses may be offset, in whole or in part, by (1) the Fund’s contributions to the cost of operating the underlying funds in which the Fund invests and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund’s operations. Accordingly, all expenses for services provided by Vanguard to the Fund and all other expenses incurred by the Fund are expected to be borne by the underlying funds. The Fund’s shareholders bear the fees and expenses associated with the Fund’s investments in the underlying funds.
As of October 31, 2024, the Acquired Fund Fees and Expenses of the Fund were 0.35%.
Management. Corporate management and administrative services include (1) executive staff, (2) accounting and financial, (3) legal and regulatory, (4) shareholder account maintenance, (5) monitoring and control of custodian relationships, (6) shareholder reporting, (7) review and evaluation of advisory and other services provided to the funds by third parties, and (8) such other services necessary to operate the funds at the lowest reasonable cost in accordance with the Agreement.
Distribution. Vanguard Marketing Corporation, 100 Vanguard Boulevard, Malvern, PA 19355, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC offers shares of each fund for sale on a continuous basis and will use all reasonable efforts in connection with the distribution of shares of the funds. VMC performs marketing and distribution activities in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.
To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.
VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities of an administrative nature that VMC undertakes on behalf of the funds may include, but are not limited to:
■ Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy.
■ Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy.
■ Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy.
■ Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services.
■ Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process.
VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers.

VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC does make fixed dollar payments to financial service providers when sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations. VMC also makes fixed dollar payments to financial service providers for data regarding funds, such as statistical information regarding sales of fund shares. In addition, VMC makes fixed dollar payments for expenses associated with financial service providers’ use of Vanguard’s funds including, but not limited to, the use of funds in model portfolios. These payments may be used for services including, but not limited to, technology support and development; platform support and development; due diligence related to products used on a platform; legal, regulatory, and compliance expenses related to a platform; and other platform-related services.
In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives) (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.
VMC policy prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and as such, its activities, including shared marketing and distribution activities and fixed dollar payments as described above, may influence applicable financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities, relationships, or payments may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.
The following table describes the expenses of Vanguard and VMC that are incurred by the Funds (except Vanguard Diversified Equity Fund). Amounts captioned “Management and Administrative Expenses” include a Fund’s allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the Vanguard funds. Amounts captioned “Marketing and Distribution Expenses” include a Fund’s allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.
As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended October 31, 2022, 2023, and 2024, and are presented as a percentage of each Fund’s average month-end net assets. Vanguard Global Environmental Opportunities Stock Fund commenced operations on November 2, 2022.
Annual Shared Fund Operating Expenses (Shared Expenses Deducted From Fund Assets)
Vanguard Fund	2022	2023	2024
Vanguard Commodity Strategy Fund
Management and Administrative Expenses	0.18%	0.18%	0.18%
Marketing and Distribution Expenses	0.01	0.01	0.01
Vanguard Emerging Markets Select Stock Fund
Management and Administrative Expenses	0.26%	0.26%	0.26%
Marketing and Distribution Expenses	0.01	0.01	0.01

Annual Shared Fund Operating Expenses (Shared Expenses Deducted From Fund Assets)
Vanguard Fund	2022	2023	2024
Vanguard Global Environmental Opportunities Stock Fund
Management and Administrative Expenses	—	0.03%	0.15%
Marketing and Distribution Expenses	—	Less than 0.01	Less than 0.01
Vanguard International Value Fund
Management and Administrative Expenses	0.19%	0.19%	0.19%
Marketing and Distribution Expenses	0.01	0.01	0.01
Vanguard International Value Fund’s investment advisors may direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund’s part of the commissions generated. Such rebates are used solely to reduce the Fund’s management and administrative expenses and are not reflected in these totals.
Officers and Trustees
Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.
The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund services and oversight. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.
The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.
The Audit and Risk Committee of the board, which is composed of Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, and Mark Loughridge, each of whom is an independent trustee, oversees the management of financial risks and controls and enterprise-wide risk management. The Audit and Risk Committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. The committee also serves as a channel of communication between risk management personnel and the board with respect to enterprise-wide risk management. Vanguard’s head of internal audit reports directly to the Audit and Risk Committee. The committee receives reports in writing and in person on a regular basis from Vanguard’s head of internal audit and Vanguard’s chief risk officer. Although the Audit and Risk Committee is responsible for overseeing the management of financial risks and enterprise-wide risk management, the entire board is regularly informed of these risks through the committee’s reports.
All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Interested Trustee[1]
Salim Ramji (1970)	Chief Executive Officer and President	CEO and President since July 2024; Trustee since February 2025	Chief executive officer and president of each of the investment companies served by Vanguard (2024–present). Chief executive officer and director of Vanguard (2024–present). Global head of iShares and of index investing of BlackRock (2019–2024) and member of iShares fund board (2019–2024). Head of U.S. Wealth Advisory of BlackRock (2015–2019). Member of investment committee of Friends Seminary. Trustee of Graham Windham (child-welfare organization). Member of the international leadership council of the University of Toronto.	215
1 Mr. Ramji is considered an “interested person” as defined in the 1940 Act because he is an officer of the Funds.
Independent Trustees
Tara Bunch (1962)	Trustee	November 2021	Head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the boards of the University of California, Berkeley School of Engineering, and Santa Clara University’s School of Business.	215
Mark Loughridge (1953)	Independent Chair	March 2012	Senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, and vice president and controller (1998–2002) of IBM. Member of the Council on Chicago Booth.	215
Scott C. Malpass (1962)	Trustee	March 2012	Co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer and vice president of the University of Notre Dame (retired 2020). Chair of the board of Catholic Investment Services, Inc. (investment advisor). Member of the board of superintendence of the Institute for the Works of Religion. Member of the board of directors of Paxos Trust Company (finance).	215
John Murphy (1962)	Trustee	February 2025	President (2022–present), chief financial officer (2019–present), and president of the Asia Pacific group (2016–2018) of The Coca-Cola Company (TCCC). Member of the board of directors of Mexico-based Coca-Cola FEMSA (beverage bottler company); The Coca-Cola Foundation (TCCC’s philanthropic arm); and Engage (innovation and corporate venture platform supporting startups). Member of the board of trustees of the Woodruff Arts Center.	215

Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Lubos Pastor (1974)	Trustee	January 2024
Charles P. McQuaid Distinguished Service Professor
of Finance (2023–present) at the University of
Chicago Booth School of Business; Charles P.
McQuaid Professor of Finance at the University of
Chicago Booth School of Business (2009–2023).
Managing director (2024–present) of Andersen
(professional services) and a member of the Advisory
Board of the Andersen Institute for Finance and
Economics. President of the European Finance
Association. Member of the board of the Fama-Miller
Center for Research in Finance. Research associate
at the National Bureau of Economic Research.
Member of the Center for Research in Security Prices
(CRSP) Index Advisory Council and Advisory Board.
				215
Rebecca Patterson (1968)	Trustee	February 2025	Chief investment strategist at Bridgewater Associates LP (2020–2023). Chief investment officer at Bessemer Trust (2012–2019). Member of the Council on Foreign Relations and the Economic Club of New York. Chair of the Board of Directors of the Council for Economic Education. Member of the Board of the University of Florida Investment Corporation.	215
André F. Perold (1952)	Trustee	December 2004	George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies LLC (private investment firm). Board member of RIT Capital Partners (investment firm).	215
Sarah Bloom Raskin (1961)	Trustee	January 2018	Deputy secretary (2014–2017) of the U.S. Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice, Duke Law School (2021–present); Rubenstein fellow, Duke University (2017–2020); distinguished fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and senior fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services).	215
Grant Reid (1959)	Trustee	July 2023	Senior operating partner (2023–present) of CVC Capital (alternative investment manager). Chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Member of the board of the Sustainable Markets Initiative (environmental services) and chair of the Sustainable Markets Initiative’s Agribusiness Task Force.	215
David Thomas (1956)	Trustee	July 2021	President of Morehouse College (2018–present). Professor of Business Administration, Emeritus at Harvard University (2017–2018) and dean (2011–2016) and professor of management at Georgetown University, McDonough School of Business (2016–2017). Director of DTE Energy Company. Trustee of Commonfund.	215
Barbara Venneman (1964)	Trustee	February 2025	Global head of Deloitte Digital (retired 2024) and member of the Deloitte Global Consulting Executive Committee (retired 2024) at Deloitte Consulting LLP. Member of the board of Reality Changers (educational nonprofit).	215

Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Peter F. Volanakis (1955)	Trustee	July 2009	President and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.	215
Executive Officers
Jacqueline Angell (1974)	Chief Compliance Officer	November 2022	Principal of Vanguard. Chief compliance officer (2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.	215
Christine Buchanan (1970)	Chief Financial Officer	November 2017	Principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2021) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).	215
Gregory Davis (1970)	Vice President	July 2024
Vice president of each of the investment companies
served by Vanguard (2024–present). President
(2024–present) and director (2024–present) of
Vanguard. Chief investment officer (2017–present) of
Vanguard. Principal (2014–present) and head of the
Fixed Income Group (2014–2017) of Vanguard.
Asia-Pacific chief investment officer (2013–2014) and
director of Vanguard Investments Australia, Ltd.
(2013–2014). Member of the Treasury Borrowing
Advisory Committee of the U.S. Department of the
Treasury. Member of the investment advisory
committee on Financial Markets for the Federal
Reserve Bank of New York. Vice chairman of the
board of the Children’s Hospital of Philadelphia.
				215
John Galloway (1973)	Investment Stewardship Officer	September 2020	Principal of Vanguard. Investment stewardship officer (2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special Assistant to the President of the United States (2015).	215
Ashley Grim (1984)	Treasurer	February 2022	Treasurer (2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).	215
Jodi Miller (1980)	Finance Director	September 2022	Principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services & Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.	215

Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Tonya T. Robinson (1970)	Secretary	October 2024
General counsel of Vanguard (2024–present).
Secretary (2024–present) of Vanguard and of each of
the investment companies served by Vanguard.
Managing director (2024–present) of Vanguard.
General counsel (2017–2024) and vice chair for
Legal, Regulatory and Compliance (2019–2024) at
KPMG LLP. Member of the board of the National
Women’s Law Center and the National Women’s Law
Center Action Fund. Member of the board of the
Ethics Research Center. Member of the board of
visitors for the Duke University Sanford School of
Public Policy. Member of the Advisory Council for the
Diversity Lab. Member of the Pro Bono Institute
Corporate Pro Bono Advisory Board.
				215
Michael Rollings (1963)	Finance Director	February 2017	Finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.	215
With the exception of Mr. Ramji, all of the trustees are independent. The trustees designate a chair of the board. Mr. Loughridge, an independent trustee, serves as chair. The independent chair is a spokesperson and principal point of contact for the trustees, including the independent trustees, and is responsible for coordinating the activities of the trustees, including calling regular executive sessions of the independent trustees, developing the agenda of each board meeting together with the chief executive officer, and chairing the meetings of the trustees.
Board Committees: The Trust’s board has the following committees:
■ Audit and Risk Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, the independent audits of each fund, and enterprise-wide risk management. Ms. Raskin and Mr. Volanakis co-chair the committee. The following independent trustees serve as members of the committee: Ms. Bunch and Mr. Loughridge. The committee held five meetings during the Trust’s fiscal year ended October 31, 2024.
■ Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. Mr. Reid chairs the committee. The following independent trustees serve as members of the committee: Mr. Loughridge, Mr. Murphy, and Ms. Patterson. The committee held three meetings during the Trust’s fiscal year ended October 31, 2024.
■ Independent Governance Committee: This committee assists the board in fulfilling its responsibilities and is empowered to exercise board powers in the intervals between board meetings unless such action is prohibited by applicable law or Trust bylaws. Mr. Loughridge chairs the committee. The following independent trustees serve as members of the committee: Mr. Pastor, Mr. Perold, Ms. Raskin, and Mr. Volanakis. The committee held eleven meetings during the Trust’s fiscal year ended October 31, 2024.
■ Investment Committees: These committees assist the board in its oversight of investment advisors to the funds and in the review and evaluation of materials relating to the board’s consideration of investment advisory agreements with the funds. Mr. Pastor and Mr. Malpass each chair one of the committees. Each trustee serves on one of two investment committees. Each investment committee held two meetings during the Trust’s fiscal year ended October 31, 2024.
■ Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. Ms. Bunch chairs the committee. The following independent trustees serve as members of the committee: Mr. Loughridge, Mr. Malpass, Dr. Thomas, and Ms. Venneman. The committee held three meetings during the Trust’s fiscal year ended October 31, 2024.
The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Ms. Bunch, chair of the committee.
Trustees retire in accordance with the funds’ governing documents and policies, and typically by age 75.

Trustee Compensation
The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. Vanguard funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds. The trustees and officers of Vanguard Diversified Equity Fund will receive no remuneration directly from the funds. However, the Fund’s underlying funds pay their proportionate share of the trustees’ compensation and the officers’ salaries and benefits.
Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in two ways:
■ The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
■ The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
“Interested” Trustee. Mr. Ramji serves as a trustee, but is not compensated in this capacity. He is, however, compensated in his role as an officer of Vanguard.
Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation by Vanguard International Value Fund, Vanguard Emerging Markets Select Stock Fund, Vanguard Global Environmental Opportunities Stock Fund, and Vanguard Commodity Strategy Fund for each trustee. In addition, the table shows the total amount of compensation paid to each trustee by all Vanguard funds.
VANGUARD INTERNATIONAL VALUE FUND, VANGUARD EMERGING MARKETS SELECT STOCK FUND, VANGUARD GLOBAL ENVIRONMENTAL OPPORTUNITES STOCK FUND, AND VANGUARD COMMODITY STRATEGY FUND
TRUSTEES’ COMPENSATION TABLE
Trustee	Aggregate Compensation From the Funds[1]	Total Compensation From All Vanguard Funds Paid to Trustees[2]
Salim Ramji[3]	—	—
Tara Bunch	$894	$380,000
Emerson U. Fullwood[4]	894	380,000
F. Joseph Loughrey[5]	917	390,000
Mark Loughridge	1,058	525,000
Scott C. Malpass	894	380,000
Deanna Mulligan[6]	429	121,667
John Murphy[7]	—	—
Lubos Pastor[8]	858	365,000
Rebecca Patterson[9]	—	—
André F. Perold	858	365,000
Sarah Bloom Raskin	917	390,000
Grant Reid	858	365,000
David Thomas	858	365,000
Barbara Venneman[10]	—	—
Peter F. Volanakis	917	390,000
1
The amounts shown in this column are based on the Trust’s fiscal year ended October 31, 2024. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2
The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 212 Vanguard funds for the 2024 calendar year and include any amount a trustee has elected to defer. During the 2024 calendar year, the following trustees elected to defer all or a portion of their compensation as follows: Ms. Bunch, $380,000; Mr. Perold, $365,000; Ms. Raskin, $195,000; Mr. Reid, $365,000; and Dr. Thomas, $182,5000.
3
Mr. Ramji became a member of the Funds’ board effective February 26, 2025.
4
Mr. Fullwood retired from the Funds’ board effective February 26, 2025.
5
Mr. Loughrey retired from the Funds’ board effective February 26, 2025.
6
Ms. Mulligan resigned from the Funds’ board effective May 3, 2024.
7
Mr. Murphy became a member of the Funds’ board effective February 26, 2025.
8
Mr. Pastor became a member of the Funds’ board effective January 1, 2024.
9
Ms. Patterson became a member of the Funds’ board effective February 26, 2025.
10
Ms. Venneman became a member of the Funds’ board effective February 26, 2025.

Ownership of Fund Shares
All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2024.
VANGUARD TRUSTEES EQUITY FUND
Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard Commodity Strategy Fund	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Salim Ramji	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard Diversified Equity Fund	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Salim Ramji	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard Emerging Markets Select Stock Fund	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Salim Ramji	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard Global Environmental Opportunities Stock Fund	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Salim Ramji	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard International Value Fund	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Salim Ramji	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
As of January 31, 2025, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.
As of January 31, 2025, the following owned of record 5% or more of the outstanding shares of each class:
Vanguard Fund	Share Class	Owner and Address	Percentage of Ownership
Vanguard Commodity Strategy Fund	Admiral Shares	National Financial Services LLC, Jersey City, NJ	21.55%
		Vanguard Charitable Program Commodity Strategy Pool, Valley Forge, PA	16.71%
		SEI Private Trust Company, FBO M&T Bank, Oaks, PA	5.37%
Vanguard Diversified Equity Fund	Investor Shares	Fidelity Investments Institutional Operations Company Inc., Covington, KY	11.31%
Vanguard Emerging Markets Select Stock Fund	Investor Shares	US Bank, N.A., FBO Capinco, Milwaukee, WI	5.40%
Vanguard Global Environmental Opportunities Stock Fund	Investor Shares	Ascensus Trust Company, Omnibus Reinvest, Fargo, ND	6.06%
	Admiral Shares	The Skoll Fund, Palo Alto, CA	18.72%
		The Skoll Foundation, Palo Alto, CA	17.38%

Vanguard Fund	Share Class	Owner and Address	Percentage of Ownership
Vanguard International Value Fund	Investor Shares	Vanguard STAR Fund, Valley Forge, PA	17.66%
		Charles Schwab & Co., Inc., San Francisco, CA	9.13%
Portfolio Holdings Disclosure Policies and Procedures
Introduction
Vanguard and the boards of trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, sub-advisor, distributor, or any affiliated person of the fund, its investment advisor, sub-advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.
The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethical Conduct, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the chief compliance officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies.
Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash equivalent investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.
Online Disclosure of Complete Portfolio Holdings
Actively managed equity funds, unless otherwise stated, generally will seek to disclose complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, 30 calendar days after the end of the calendar quarter. Actively managed fixed income funds will seek to disclose complete portfolio holdings as of the end of the most recent month online at vanguard.com, 15 calendar days after the end of the month. Vanguard Commodity Strategy Fund generally will seek to disclose its complete portfolio holdings and other investment positions as of the end of the most recent calendar quarter online at vanguard.com, 30 calendar days after the end of the calendar quarter. Each Vanguard fund relying on Rule 6c-11 under the 1940 Act (e.g., standalone ETFs) generally will seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day. These portfolio holdings, including other investment positions, will be disclosed online at vanguard.com. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Each Vanguard index fund, other than those Vanguard index funds relying on Rule 6c-11 under the 1940 Act (e.g., standalone ETFs), generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent month online at vanguard.com, 15 calendar days after the end of the month. Vanguard Diversified Equity Fund will seek to disclose complete portfolio holdings as of the end of the most recent month online at vanguard.com, 15 calendar days after the end of the month.

Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard will review complete portfolio holdings before disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.
Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions
Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; issuers of guaranteed investment contracts for stable value portfolios; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.
The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department or Office of the General Counsel. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash equivalent investments and derivatives.
Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown Brothers Harriman & Co.; Canon Business Process Services; Charles River Systems, Inc.; Confluence Technology Inc.; Eagle Investments; Equilend; FactSet Research Systems Inc.; Gresham Technologies, Plc.; Institutional Shareholder Services, Inc.; Intellicor, LLC; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates Inc.; Morningstar, Inc.; Phoenix Lithographing Corporation; Pirium Systems Inc.; Reuters America Inc.; R.R. Donnelley, Inc.; Schvey, Inc. d/b/a Axoni; State Street Bank and Trust Company; Stonewain Systems Inc.; and Trade Informatics LLC.
Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions
Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethical Conduct, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethical Conduct or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, sub-advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.
The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash equivalent investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, VMC, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.
Currently, Vanguard discloses complete portfolio holdings to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, sub-advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.
Disclosure of Portfolio Holdings to Trading Counterparties in the Normal Course of Managing a Fund’s Assets
An investment advisor, sub-advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to any trading counterparty, including one or more broker-dealers or banks, during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such trading counterparties subject to the counterparty’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to trading counterparties must be authorized by a Vanguard fund officer or a Principal of Vanguard.
In addition to the disclosures described below to Authorized Participants, a Vanguard fund investment advisor or administrator may also disclose portfolio holdings information to other current or prospective fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units (as defined below) or other large transactions with a Vanguard fund. Such shareholders are typically Authorized Participants or other financial institutions that have been authorized by VMC to purchase and redeem large blocks of shares, but may also include market makers and other institutional market participants and entities to whom a Vanguard fund advisor or administrator may provide information in connection with transactions in a Vanguard fund.
Disclosure of Nonmaterial Information
The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, VMC, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.
An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may, at their sole discretion, deny any request for information made by any person, and may do so for any reason or for no reason. Approved Vanguard Representatives include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.
Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes
Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Vanguard’s Fund Services and Oversight unit, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Equity Investment Group, Portfolio Review Department, or Office of the General Counsel.
Disclosure of Portfolio Holdings as Required by Applicable Law
Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, VMC, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.
Prohibitions on Disclosure of Portfolio Holdings
No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by email, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.
Prohibitions on Receipt of Compensation or Other Consideration
The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person or entity from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or sub-advisor or by any affiliated person of the investment advisor or sub-advisor.

Investment Advisory and Other Services
The Trust currently uses eight investment advisors:
■ ARGA Investment Management, LP (ARGA) provides investment advisory services for a portion of Vanguard International Value Fund.
■ Baillie Gifford Overseas Ltd. (Baillie Gifford) provides investment advisory services for a portion of Vanguard Emerging Markets Select Stock Fund.
■ Lazard Asset Management LLC (Lazard) provides investment advisory services for a portion of Vanguard International Value Fund.
■ Ninety One North America, Inc. (Ninety One) provides investment advisory services for Vanguard Global Environmental Opportunities Stock Fund.
■ Pzena Investment Management, LLC (Pzena) provides investment advisory services for a portion of Vanguard Emerging Markets Select Stock Fund.
■ Sprucegrove Investment Management Ltd. (Sprucegrove) provides investment advisory services for a portion of Vanguard International Value Fund.
■ Wellington Management Company LLP (Wellington Management) provides investment advisory services for a portion of Vanguard Emerging Markets Select Stock Fund.
■ Vanguard provides investment advisory services to Vanguard Diversified Equity Fund and Vanguard Commodity Strategy Fund.
For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, the board of trustees of each fund hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arm’s length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund’s board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided; investment performance; and the fair market value of the services provided. Each advisory agreement is between the Trust and the advisory firm, not between the Trust and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm’s compensation structure and management of potential conflicts of interest are summarized by the advisory firm in the following sections for the fiscal year ended October 31, 2024.
A fund is a party to an investment advisory agreement with each of its independent third-party advisors whereby the advisor manages the investment and reinvestment of the portion of the fund’s assets that the fund’s board of trustees determines to assign to the advisor. In this capacity, each advisor continuously reviews, supervises, and administers the investment program for its portion of the fund’s assets. Hereafter, each portion will be referred to as the advisor’s Portfolio. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard’s Portfolio Review Department and the officers and trustees of the fund. Vanguard’s Portfolio Review Department is responsible for recommending changes in a fund’s advisory arrangements to the fund’s board of trustees, including changes in the amount of assets allocated to each advisor and recommendations to hire, terminate, or replace an advisor.
I. Vanguard Diversified Equity Fund and Vanguard Commodity Strategy Fund
Vanguard, through its Equity Index Group, provides investment advisory services to Vanguard Diversified Equity Fund. The Diversified Equity Fund is a fund of funds that invests in other Vanguard mutual funds (underlying funds). The Diversified Equity Fund benefits from the investment advisory services provided to the underlying funds and, as a shareholder of those funds, indirectly bears a proportionate share of those funds’ advisory fees and expenses. For more information about the investment advisory services provided to the underlying funds, please refer to each fund’s Statement of Additional Information.
Vanguard, through its Quantitative Equity Group and its Fixed Income Group, provides investment advisory services to Vanguard Commodity Strategy Fund. The compensation and other expenses of Vanguard’s advisory staff are allocated among the funds utilizing these services. During the fiscal years ended October 31, 2022, 2023, and 2024, the Fund incurred investment advisory expenses of approximately $283,000, $152,000, and $201,000 respectively.

1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Funds as of the fiscal year ended October 31, 2024 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Michael R. Roach	Registered investment companies[1]	22	$845.5B	0	$0
	Other pooled investment vehicles	12	$775.0B	0	$0
	Other accounts	0	$0	0	$0
Aurélie Denis	Registered investment companies[1]	31	$1.1T	0	$0
	Other pooled investment vehicles	14	$784.9B	0	$0
	Other accounts	0	$0	0	$0
Walter Nejman	Registered investment companies[1]	40	$3.4T	0	$0
	Other pooled investment vehicles	12	$775.0B	0	$0
	Other accounts	0	$0	0	$0
Joshua C. Barrickman	Registered investment companies[2]	24	$1.3T	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	7	$6.8B	0	$0
Fei Xu	Registered investment companies[2]	1	$1.7B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
1
Includes Vanguard Diversified Equity Fund, which held assets of $2.9 billion as of October 31, 2024.
2
Includes Vanguard Commodity Strategy Fund, which held assets of $1.7 billion as of October 31, 2024.
2. Material Conflicts of Interest
At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations in which two or more funds or accounts participate in investment decisions involving the same securities.
3. Description of Compensation
All Vanguard portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of October 31, 2024, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.
In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.
A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of a fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the amount of assets held in any individual fund’s portfolio. For the Diversified Equity Fund and Commodity Strategy Fund, the performance factor depends on how closely each portfolio manager outperforms these expectations and maintains the risk parameters of the Fund over a three-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group.  The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives previously described. The bonus is paid on an annual basis.
Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.
4. Ownership of Securities
As of October 31, 2024, Mr. Xu owned shares of Vanguard Commodity Strategy Fund in the $100,001 - $500,000 range. As of the same date, Joshua C. Barrickman owned shares of Vanguard Commodity Strategy Fund in the $100,001 - $500,000 range. None of the other named portfolio managers owned any shares of the Funds they managed.
II. Vanguard International Value Fund
The Fund pays each of its independent third-party investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the MSCI ACWI ex USA Index over the preceding 60-month period.
During the fiscal years ended October 31, 2022, 2023, and 2024, the Fund incurred aggregate investment advisory fees of approximately $22,279,000 (before a performance-based increase of $492,000), $21,838,000 (before a performance-based increase of $693,000), and $22,090,000 (before a performance-based decrease of $106,000), respectively.
A. ARGA Investment Management, LP (ARGA)
ARGA, located in Stamford, Connecticut, is an investment management firm founded in 2010 by A. Rama Krishna.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended October 31, 2024 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
A. Rama Krishna	Registered investment companies[1]	7	$14.3B	0	$0
	Other pooled investment vehicles	11	$2.5B	4	$1.7B
	Other accounts	51	$11.3B	3	$235M
Steven Morrow	Registered investment companies[1]	2	$13.1B	0	$0
	Other pooled investment vehicles	5	$651M	2	$125M
	Other accounts	32	$4.6B	2	$173M
1 Includes Vanguard International Value Fund which held assets of $13 billion as of October 31, 2024.

2. Material Conflicts of Interest
ARGA’s compliance procedures aim to identify and prevent potential conflicts of interest related to client, employee, and proprietary activities. Potential conflicts of interest include instances when ARGA desires to purchase or sell the same securities for the ARGA Portfolio and other accounts, which could result, if such conflict is not managed properly, in unfair treatment to one account or another. Another potential conflict could occur if employees had knowledge of future ARGA trades and, on the basis of such information, made their own personal trades, which could harm the ARGA Portfolio and other ARGA accounts.
Specific procedures addressing conflicts of interest are described in the following paragraphs.
Mr. Krishna and Mr. Morrow are Chief Investment Officer and Director of Research, respectively, of ARGA. In addition to the Fund, ARGA manages other accounts on a discretionary basis (and where, as of October 31, 2020, Mr. Krishna is one of a number of investors within certain commingled funds as well as certain proprietary partnerships) that use the valuation-based investment strategy utilized for the ARGA Portfolio. ARGA expects to manage additional such accounts in the future. To avoid any incentive to favor one account over another in the allocation of investment opportunities (particularly where there are differing performance fee arrangements), ARGA has implemented strict fairness policies with respect to trading practices and allocation procedures. ARGA examines trade allocations among client portfolios regularly and confirms their consistency with ARGA’s fiduciary obligation to allocate investment opportunities fairly. ARGA also regularly monitors dispersion of client account returns within the same investment strategy to verify that no preferential treatment has occurred. As expected, in instances such as clients directing trades through particular brokers, ARGA may place non-simultaneous trade orders for the ARGA Portfolio and another client, which may affect the execution price of the security to the detriment of one or the other.
To ensure ARGA employees do not use knowledge of the ARGA Portfolio’s trading for personal gain, firm Access Persons and their immediate family members living in the same household are subject to initial, quarterly, and annual brokerage account reporting and certification requirements with respect to brokerage or investment accounts over which they have a direct or indirect beneficial interest. Access Persons, including their immediate family members living in the same household, contemplating the purchase or sale of any security or an interest in a private placement vehicle must obtain preclearance from ARGA. Access Persons’ brokerage statements and emails are reviewed on a quarterly basis to ensure continued compliance with ARGA’s policies on personal securities transactions.
While ARGA follows these procedures to eliminate potential conflicts of interest, there is no guarantee they will detect and prevent every situation where potential conflicts could arise. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.
3. Description of Compensation
The goal of ARGA’s compensation structure is to align the interests of investment professionals with those of its clients and the firm. Accordingly, ARGA rewards behavior by investment professionals that results in long-term success for its clients and the company.
Mr. Krishna has equity ownership in ARGA; accordingly, he is entitled to a share of the firm’s profits, if and when earned. He does not receive a base salary or performance bonus. ARGA compensates Mr. Morrow through a combination of base salary, performance bonus, and profit sharing. Base salary is a fixed amount that may change based on an annual review or market conditions. Bonus is determined by both individual performance and financial success of the firm. Effective 2016, a portion of profits and value of the firm is shared with employees other than Mr. Krishna through the ARGA Commitment Plan. These employees comprise individuals across the firm who are key to delivering superior levels of excellence for ARGA’s clients. Over the long term, the firm expects bonus and profit sharing to make up the highest proportion of compensation. Where relevant at higher levels of individual compensation, a portion of both the bonus and profit sharing is likely to be deferred, thereby encouraging long-term retention of key employees.
ARGA formally reviews performance by each individual based on a framework that is relevant for the individual’s area of responsibility and overall adherence to the firm’s values. ARGA does not tie portfolio manager compensation specifically to the performance of the ARGA Portfolio relative to the Fund’s benchmark, as that could cause individuals to stray from ARGA’s long-term, valuation-based investment discipline. For investment professionals, ARGA reviews both quantitative and fundamental factors. Quantitative factors may include productivity in terms of companies’ research coverage and construction of global industry models. Fundamental factors focus on depth of company and industry research, quality of company models and embedded forecasts, contribution to discussions with company management, and ability to identify key business issues and paths to possible resolution. In addition to evaluating individuals on their own contribution, the firm assesses their commitment to the success of other ARGA employees and ARGA as a whole.
4. Ownership of Securities
As of October 31, 2024, Mr. Krishna did not own any shares of Vanguard International Value Fund. As of the same date, Mr. Morrow owned shares of the Fund in the $10,001- $50,000 range.
B. Lazard Asset Management LLC (Lazard)
Lazard is a registered investment advisor and is a direct, wholly owned subsidiary of Lazard Freres & Co. LLC and an indirect, wholly owned subsidiary of Lazard Ltd.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended October 31, 2024 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Michael A. Bennett	Registered investment companies[1]	10	$18.3B	1	$4.6B
	Other pooled investment vehicles	11	$2.5B	0	$0
	Other accounts	116	$19.4B	3	$288K
Michael G. Fry	Registered investment companies[1]	6	$14.4B	1	$4.6B
	Other pooled investment vehicles	7	$800K	0	$0
	Other accounts	87	$11.4B	3	$288K
1 Includes Vanguard International Value Fund which held assets of $13 billion as of October 31, 2024.
2. Material Conflicts of Interest
Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio’s component strategies (collectively, “Similar Accounts”), the Investment Manager has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of the Investment Manager’s management of a Portfolio and Similar Accounts, including the following:
1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the corresponding Portfolios. In addition, the Portfolios, as series of a registered investment company, are subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for a Portfolio and the corresponding Similar Accounts, and the performance of securities purchased for the Portfolio may vary from the performance of securities purchased for Similar Accounts, perhaps materially.
2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Manager may be perceived as causing accounts it manages to participate in an offering to increase the Investment Manager’s overall allocation of securities in that offering, or to increase the Investment Manager’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.
3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of the Investment Manager. Although the Investment Manager does not track each individual portfolio manager’s time dedicated to each account, the Investment Manager periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table below, most of the portfolio managers of the Portfolios manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.
4. Generally, the Investment Manager and/or some or all of a Portfolio’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolios.
5. Certain portfolio managers manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manger an incentive to favor such Similar Accounts over the corresponding Portfolios.
6. A Portfolio’s portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Portfolio, which could have the potential to adversely impact the Portfolio, depending on market conditions. In addition, if a Portfolio’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Portfolio’s and such Similar Accounts’ investments in the issuer. If the Investment Manager sells securities short, including on behalf of the Enhanced Opportunities Portfolio, it may be seen as harmful to the performance of any Portfolios investing “long” in the same or similar securities whose market values fall as a result of short-selling activities.
7. Investment decisions for each Portfolio are made independently from those of the other Portfolios and Similar Accounts. If, however, such other Portfolios or Similar Accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.
8. Under the Investment Manager’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), the Investment Manager will generally allocate Limited Offering shares among client accounts, including the Portfolios, pro rata based upon the aggregate asset size (excluding leverage) of the account. The Investment Manager may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Investment Manager to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. The Investment Manager’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.
In some cases, the Investment Manager may seek to limit the number of overlapping investments by similar Portfolios (securities of an issuer held in more than one Portfolio) or may choose different securities for one or more Portfolios that employ similar investment strategies (for example, a concentrated versus a diversified Portfolio) so that shareholders invested in such Portfolios may achieve a more diverse investment experience. In such cases, a Portfolio may be disadvantaged by the Investment Manager’s decision to purchase or maintain an investment in one Portfolio to the exclusion of one or more other Portfolios (including a decision to sell the investment in one Portfolio so that it may be purchased by another Portfolio).
The Investment Manager and its affiliates and others involved in the management, investment activities, business operations or distribution of the Portfolios or their shares, as applicable, are engaged in businesses and have interests other than that of managing the Portfolios. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Portfolios or the Portfolios’ service providers, which may cause conflicts that could disadvantage the Portfolios.
3. Description of Compensation
The Investment Manager’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to a Portfolio’s strategies. Portfolio managers responsible for managing the Portfolios may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.
The Investment Manager compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by the Investment Manager or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Investment Manager’s investment philosophy.
Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.
Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the Prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios or Other Accounts, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.
4. Ownership of Securities
As of October 31, 2024, Mr. Bennett and Mr. Fry did not own any shares of Vanguard International Value Fund.
C. Sprucegrove Investment Management Ltd. (Sprucegrove)
Sprucegrove is a Canadian investment advisory firm founded in 1993. The firm is 100% employee-owned. Sprucegrove is one of the largest independently owned investment management firms in Canada and manages money primarily for institutional clients.

1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended October 31, 2024 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Arjun Kumar	Registered investment companies[1]	2	$13.1B	0	$0
	Other pooled investment vehicles	11	$5.1B	0	$0
	Other accounts	12	$7.1B	0	$0
Shirley Woo	Registered investment companies[1]	2	$13.1B	0	$0
	Other pooled investment vehicles	11	$5.1B	0	$0
	Other accounts	12	$7.1B	0	$0
1 Includes Vanguard International Value Fund which held assets of $13 billion as of October 31, 2024.
2. Material Conflicts of Interest
Conflict of interest may be defined as a situation in which a business or an associated employee is involved in determining actions or decision involving multiple interests, financial or otherwise, and where the potential arises (regardless of likelihood) of serving one interest over or against another. In relation to our business, this typically relates to situations in which the interest of the business or associated employee might adversely affect our fiduciary duty to make decisions for the benefit and best interest of a client.
In order to effectively manage conflicts of interest, Sprucegrove has established and maintains a Conflict of Interest Registry applicable to its operations. Included in the Registry is the Fairness of Investment Opportunities Policy.
To ensure fairness in the allocation of opportunities among its clients, Sprucegrove uses its best efforts to do the following:
Orders entered for a specific security are batched for all applicable accounts and are entered simultaneously for execution at the same price. Order fills are allocated daily on a pro-rata basis at the average fill price for that day. Partial order fills on a day may be allocated to a selection of those clients if such prorating would be uneconomic, given minimum board lot sizes and client transaction costs. Sprucegrove will attempt to ensure that such partial fills are allocated such that no client or class of clients is given preference.
In the case of a new securities issue, where the allotment received is insufficient to meet the full requirements of all accounts on whose behalf orders have been placed, allocation is made on a pro-rata basis. However, if such prorating would result in an inappropriately small position for a client, the allotment would be re-allocated to another account. Over a period of time, Sprucegrove will make its best efforts to ensure that these prorating and reallocation policies result in fair and equal treatment of all clients.
In addition, Sprucegrove maintains a robust set of Policies and Procedures intended to address conflicts of interest in its normal course of business. These include (but are not limited to): Conflicts of Interest, Cross Trading and Transfers, Ethical Wall/Ring Fence, Self Dealing/Personal Trading, Client Commission Arrangements, and Proxy Voting.
Sprucegrove also maintains a Code of Ethics for adherence by all employees, including the portfolio management team.
3. Description of Compensation
Sprucegrove is a performance-based culture with a goal to reward employees who have consistently contributed to its investment objectives of above-average investment performance over the long-term coupled with superior client servicing, in a collaborative team environment. Sprucegrove has instituted a competitive compensation model that includes a market-based salary, an annual incentive bonus based on merit and the opportunity for equity participation (determined by the Board which is based on merit and tenure). Sprucegrove is wholly owned by its employees. Ownership is purchased, not granted and all shareholders are employees of the firm. Sprucegrove believes that firm-wide ownership provides the appropriate incentive and commitment while also attracting and retaining its professionals. All Portfolio Managers are shareholders (as outlined in the Form ADV).

The salary component for employees is fixed. In terms of the annual incentive bonus, Sprucegrove’s compensation model does not explicitly tie compensation to Fund pre- or post-tax performance. While all members of our Investment Team (i.e. Portfolio Managers and Investment Analysts) collectively focus on our investment objective of above-average investment performance over the long-term (i.e. a full market cycle), members are compensated based on the quality of the work produced and decisions made.
All Sprucegrove salaried employees are entitled to participate in the same benefits program.
Sprucegrove derives all of its revenue directly from its investment management services. All employees are impacted by the profitability of the business, which is directly related to the performance of its products, thereby aligning Sprucegrove’s employees’ interests with its clients’ interests.
4. Ownership of Securities
As of October 31, 2024, Mr. Kumar and Ms. Woo did not own any shares of Vanguard International Value Fund.
III. Vanguard Emerging Markets Select Stock Fund
The Fund pays each of its independent third-party investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the FTSE Emerging Index thereafter over the preceding 36-month period.
During the fiscal years ended October 31, 2022, 2023, and 2024, the Fund incurred aggregate investment advisory fees of approximately $4,203,000 (before a performance-based decrease of $315,000), $3,895,000 (before a performance-based decrease of $103,000), and $3,934,000 (before a performance-based decrease of $519,000), respectively.
A. Baillie Gifford Overseas Ltd. (Baillie Gifford)
Baillie Gifford is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., which is one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended October 31, 2024 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Andrew Stobart	Registered investment companies[1]	3	$6.3B	0	$0
	Other pooled investment vehicles	6	$2.1B	1	$295M
	Other accounts	15	$8.2B	0	$0
Mike Gush	Registered investment companies[1]	3	$6.3B	0	$0
	Other pooled investment vehicles	5	$1.7B	1	$295M
	Other accounts	12	$5.9B	0	$0
1 Includes Vanguard Emerging Markets Select Stock Fund which held assets of $793 million as of October 31, 2024.
2. Material Conflicts of Interest
At Baillie Gifford, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between funds or with other types of accounts by implementing effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of clients.

One area where a conflict of interest potentially arises is in the placing of orders for multiple clients and subsequent allocation of trades. Unless client-specific circumstances dictate otherwise, investment teams normally implement transactions in individual stocks for all clients with similar mandates at the same time. This aggregation of individual transactions can, of course, operate to the advantage or disadvantage of the clients involved in the order. When receiving orders from investment managers, traders at Baillie Gifford will generally treat order priority on a “first come, first served” basis, and any exceptions to this are permitted only in accordance with established policies. Baillie Gifford has also developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.
3. Description of Compensation
Mr. Gush is a partner of Baillie Gifford & Co. As such, he receives a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co., and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits, such as pension schemes, are not available to partners, and therefore partners provide for benefits from their own personal funds.
Mr Stobart receives compensation with three key elements: (1) base salary, (2) an Annual Performance Award, and (3) a Long-Term Profit Award. All employees participate in the Annual Performance Award (APA) arrangement and are allocated to a level within the APA in line with the size, scope, and function of their role. There are five levels for the APA, each with a different level of maximum award, relevant to the area of the business that each employee is part of. In addition, all employees have the opportunity to participate in the Long-Term Profit Award (LTPA). This award provides an annual payment to employees determined by the firm’s profitability, enabling employees to share in, and have a direct link to, the long-term prosperity of the firm.

Mr Stobart is required to defer 40% of his total annual variable remuneration (both APA and LTPA elements). Awards deferred are held for a period of three years and are invested in a range of funds managed by Baillie Gifford.
4. Ownership of Securities
As of October 31, 2024, Mr. Stobart and Mr. Gush did not own any shares of Vanguard Emerging Markets Select Stock Fund.
B. Pzena Investment Management, LLC (Pzena)
Pzena, a global investment management firm based in New York City, was founded in 1995. Pzena is wholly owned by the partners of Pzena Investment Management, LLC, a Delaware limited liability company.

1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended October 31, 2024 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Caroline Cai	Registered investment companies[1]	17	$12.8B	1	$2B
	Other pooled investment vehicles	57	$25.4B	4	$640M
	Other accounts	60	$13.1B	0	$0
Allison Fisch	Registered investment companies[1]	16	$10.9B	0	$0
	Other pooled investment vehicles	33	$4.2B	1	$427M
	Other accounts	40	$8.6B	0	$0
Rakesh Bordia	Registered investment companies[1]	16	$10.9B	0	$0
	Other pooled investment vehicles	33	$4.2B	1	$427M
	Other accounts	41	$8.6B	0	0
Akhil Subramanian	Registered investment companies[1]	5	$3.3B	0	$0
	Other pooled investment vehicles	17	$2.1B	1	$427M
	Other accounts	19	$5.1B	0	0
1 Includes Vanguard Emerging Markets Select Stock Fund which held assets of $793 million as of October 31, 2024.
2. Material Conflicts of Interest
In Pzena’s view, conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling such conflicts.
Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that these procedures will detect every situation in which a conflict could arise.
The management of multiple Accounts inherently carries the risk that there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by using one investment approach (i.e., classic value investing) and by managing all Accounts on a strategy-specific basis.
If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity; however, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. With respect to partial fills for an order, depending on the size of the execution, Pzena may choose to allocate the executed shares on a pro-rata basis or on a random basis. As with all trade allocations, each Account generally receives pro-rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an Account from an otherwise acceptable IPO or new-issue investment include the Account having FINRA restricted person status, lack of available cash to make the purchase, a client-imposed trading prohibition on IPOs or on the business of the issuer, and brokerage restrictions.
With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders when it believes doing so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, nonsimultaneous transactions for the Fund and another Account, which may temporarily impact the market price of the security or the execution of the transaction to the detriment of one or the other.
Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena’s Access Persons and certain related persons, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to reporting requirements and annual and quarterly certification requirements. In addition, no Access Person shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of Pzena’s principals, affiliates, or employees or their immediate family that are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment of client accounts.
Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying a performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product-specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives. These measures help Pzena mitigate some of the conflicts that its management of private investment companies would otherwise present. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.
3. Description of Compensation
Pzena’s compensation philosophy is to reward long-term superior performers with total compensation at or near the top quartile of the asset management industry. As with all investment professionals at Pzena, Mr. Bordia, Ms. Cai, Ms. Fisch and Mr. Subramanian are compensated through a combination of a fixed base salary, performance bonus, and equity ownership, if appropriate, due to superior personal performance. The time frame Pzena examines for bonus compensation is annual. Base pay is set to be in line with industry averages, and when setting the level of discretionary bonuses, a blend of quantitative and qualitative measures are considered; however, bonuses are not based on Fund performance or assets of the Fund. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always considers all of the contributions that an employee has made and is likely to make in the future. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Ownership is provided to individuals who have contributed meaningfully to the long-term success of the organization, and is the primary tool used by Pzena for attracting and retaining the best people. Employees invited into the partnership generally receive an initial share grant at no cost to them and are subsequently offered economically attractive opportunities to exchange cash compensation for additional shares. Equity ownership ties personnel to long-term performance as the value of their ownership stake depends on Pzena delivering superior long-term results to investors. Mr. Bordia, Ms. Cai, Ms. Fisch and Mr. Subramanian are equity owners of Pzena.
4. Ownership of Securities
As of October 31, 2024, Ms. Cai owned shares of Vanguard Emerging Markets Select Stock Fund in the $10,001 - $50,000 range. Ms. Fisch, Mr. Bordia, and Mr. Subramanian did not own any shares of the Fund.
C. Wellington Management Company LLP (Wellington Management)
Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio manager of the Fund as of the fiscal year ended October 31, 2024 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Mary Pryshlak	Registered investment companies[1]	15	$17.3B	2	$5.6B
	Other pooled investment vehicles	43	$14.5B	7	$3B
	Other accounts	84	$28B	13	$6.6B
1 Includes Vanguard Emerging Markets Select Stock Fund which held assets of $793 million as of October 31, 2024.
2. Material Conflicts of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Wellington Management Portfolio’s or Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Wellington Management Portfolio or Fund (Portfolio Manager) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Wellington Management Portfolio or Fund. The Portfolio Manager makes investment decisions for each account, including the Wellington Management Portfolio or Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including initial public offerings (IPOs), for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Wellington Management Portfolio or Fund and thus the accounts may have similar—and in some cases nearly identical—objectives, strategies, and/or holdings to those of the Wellington Management Portfolio or Fund.
The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Wellington Management Portfolio or Fund, or make investment decisions that are similar to those made for the Wellington Management Portfolio or Fund, both of which have the potential to adversely impact the Wellington Management Portfolio or Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Wellington Management Portfolio or Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Wellington Management Portfolio’s or Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Wellington Management Portfolio or Fund. Ms. Pryshlak also manages accounts that pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
3. Description of Compensation
Wellington Management receives a fee based on the assets under management of the Wellington Management Portfolio or Fund as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fee earned with respect to the Wellington Management Portfolio or Fund. The following relates to the fiscal year ended October 31, 2024.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of the Wellington Management Portfolio’s or Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Wellington Management Portfolio or Fund includes a base salary. The base salary for the Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager does not receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager.
The Portfolio Manager may also be eligible for bonus payments based on her overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Ms. Pryshlak is a Partner.
4. Ownership of Securities
As of October 31, 2024, Ms. Pryshlak did not own any shares of the Fund.
IV. Vanguard Global Environmental Opportunities Stock Fund
The Fund pays its advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Fund relative to that of the MSCI All Country World Index over the preceding 60-month period.
Vanguard Global Environmental Opportunities Stock Fund commenced operations on November 2, 2022. During the fiscal years ended October 31, 2023 and 2024, the Fund incurred aggregate investment advisory fees of approximately $135,000 and $248,000 (before a performance-based decrease of $18,000), respectively.
Ninety One North America, Inc.
Ninety One is an investment advisory firm organized in 1991. Ninety One is a wholly-owned subsidiary of Ninety One International Limited (“Ninety One International”), which is an indirect majority-owned subsidiary of Ninety One Plc, a company listed on the London Stock Exchange. Ninety One Plc is affiliated with Ninety One Limited (“Ninety One Ltd”), a company listed on the Johannesburg Stock Exchange. Ninety One Ltd is the majority owner of Ninety One Africa (Pty) Ltd, which is the parent of Ninety One SA (Pty) Ltd (“Ninety One Pty”). Ninety One UK Ltd. (“Ninety One UK”) is also an indirect majority-owned subsidiary of Ninety One Plc.
In rendering investment advisory services to the Fund, Ninety One relies on a dual hatting agreement with certain of its affiliates, pursuant to which certain employees of such affiliates are permitted to provide portfolio management services to Ninety One’s clients (including the Fund). Under the dual hatting agreements, such employees and such affiliates are considered “associated persons,” as that term is defined in the Investment Advisers Act of 1940, as amended, of Ninety One, and the employees are subject to the control and supervision of Ninety One, and to Ninety One’s compliance policies and procedures and code of ethics, in connection with any services they provide to Ninety One’s clients.

1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended October 31, 2024 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Deirdre Cooper	Registered investment companies[1]	1	$79.2M	1	$248K
	Other pooled investment vehicles	4	$2.7B	0	$0
	Other accounts	7	$1.2B	0	$0
Graeme Baker	Registered investment companies[1]	1	$79.2M	1	$248K
	Other pooled investment vehicles	4	$2.7B	0	$0
	Other accounts	7	$1.2B	0	$0
1 Includes Vanguard Global Environmental Opportunities Stock Fund which held assets of $79.2 million as of October 31, 2024.
2. Material Conflicts of Interest
Ninety One performs investment management and investment advisory services for various clients, including the Fund, many of whom may have differing investment objectives, guidelines, and restrictions. As a result, Ninety One may give advice and take action in the performance of its duties for the Fund that may differ from the advice given, or the timing or nature of action taken, with respect to other clients.
It is also possible that in the course of business, investments for the Fund will overlap with investments for other clients of Ninety One and create a possible conflict of interest in connection with an investment opportunity that may be suitable for multiple accounts, but not available in sufficient quantities for the Fund to participate fully. Because Ninety One provides services to a number of different clients, potential conflicts of interest may also arise related to the amount of time an individual devotes to managing the Fund. Ninety One may also have an incentive to favor some accounts in the allocation of investment opportunities or otherwise treat preferentially those accounts that pay Ninety One a performance-related fee, or a higher fee level or greater fees overall.
To address such conflicts, Ninety One has established a variety of policies and procedures whose goals are to facilitate the fair allocation of investment opportunities. At all times, Ninety One seeks to treat all of its clients in a fair and equitable manner and will act in a manner that Ninety One believes to be in the best interests of clients. Ninety One seeks to ensure that potential or actual conflicts of interest are appropriately resolved, taking into consideration the overriding best interests of its clients.
Mr. Baker and Ms. Cooper manage multiple accounts for Ninety One, including the Fund. In addition, Mr. Baker and Ms. Cooper each serve as portfolio managers of certain private investment funds and client accounts that are managed by affiliates of Ninety One. As such, each of Mr. Baker and Ms. Cooper will not devote their full business time to the Fund, but will devote such time as they, in their sole discretion, deems necessary to carry out their roles effectively. Each of Mr. Baker and Ms. Cooper will make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that they believes is applicable to such accounts.
Mr. Baker and Ms. Cooper may on occasion give advice or take action with respect to certain accounts that differs from the advice given or action taken with respect to the Fund (especially where the investment policies differ). Thus, it is possible that the transactions and portfolio strategies Mr. Baker and Ms. Cooper may use for various accounts may conflict and affect the prices and availability of the securities and other financial instruments in which the Fund invests. In circumstances where conflicts occur, Ninety One seeks to implement policies to minimize such conflicts and ensure that decisions are made that are fair and equitable to all the accounts involved, in light of the circumstances prevailing at the time and its applicable fiduciary duties.
Potential conflicts of interest may also arise in connection with the knowledge by an employee of either Ninety One and/or an affiliate of Ninety One about the timing of transactions, investment opportunities, broker selection, portfolio holdings and investments. Such employees who have access to the size and timing of transactions may have information concerning the market impact of transactions. Such employees may be in a position to use this information to their possible advantage or to the possible detriment of a client. Ninety One manages these potential conflicts involving employee personal trades by requiring that any personal trade be made in compliance with Ninety One’s code of ethics.

3. Description of Compensation
The structure for investment professionals typically includes fixed pay, pension contributions (where relevant), employee benefits and may also include annual discretionary variable compensation, which can include both cash and deferred elements.
Fixed pay, pension contributions, and employee benefits
Fixed remuneration (including salaries), is reviewed annually and designed to reflect the relative skills and experience of, and contribution made, by each employee.
Employee benefits include:
•
Life and permanent health insurances and medical cover, which vary according to local market norms.
•
Employer pension contributions (where relevant), are based on annual salary only and not on other fixed remuneration, bonuses or the value of other benefits. No discretionary pension benefits are paid.
Discretionary annual variable compensation
Ninety One operates an annual discretionary cash bonus scheme and an annual discretionary deferred bonus scheme. The primary determinant of the variable compensation pool available for distribution is Ninety One’s own annual profit. Given our business is oriented towards meeting the long-term objectives of our clients, there are no significant fluctuations in profit levels (and therefore bonus pools) year on year. The pool is divided between the business divisions based on considerations of both financial and non-financial performance.
Currently, all Ninety One employees are eligible to be considered for a cash bonus payment under the scheme. Any payments made under the scheme are at the discretion of Ninety One and based on a number of qualitative and quantitative factors including multi-year performance and non-financial metrics such as compliance and risk awareness.
Where Ninety One’s financial performance is subdued or negative, total variable remuneration would be contracted in line with weaker financial results, taking into account both current remuneration and potential reductions in payouts of amounts previously earned. Ninety One’s total variable remuneration should therefore not limit its ability to strengthen its capital base as it is paid out of profits. This structure has been a key contributor to the long-term success of Ninety One and encourages our employees to behave like owners. Ninety One believes in aligning the long-term interests of clients, shareholders, and employees.
Deferred bonus scheme
Participation in the deferred bonus scheme is determined on an annual basis at the discretion of Ninety One Remuneration Committee based on the roles of individual employees. The purpose of the deferred bonus scheme is to retain key employees and to provide better alignment of the interests with both clients and Ninety One.
The conditions for participation in the deferred bonus scheme are determined annually based on the remuneration requirements. This will take into consideration local market remuneration practices and compliance with relevant regulations.
The deferred bonus awards are made in the form of a combination of investments into:
•
Investment funds managed by Ninety One, with specific allocations (normally 50%) for portfolio managers and analysts into the funds for which they are responsible; and
•
Listed shares in Ninety One (normally allocations of at least 25%).
The deferral period is just over three years and awards are only paid out under specific listed conditions. The awards do not accrue to the employee until the end of the deferral period. For deferrals into investment funds, these awards remain both assets and liabilities on the balance sheet of Ninety One until that time.
Employees forfeit their allocations if they resign or their employment terminates prior to the vesting date unless discretion is otherwise exercised by Ninety One. Any sums deferred would be subject to forfeiture in the event of serious compliance or risk breach, or termination for gross misconduct prior to the end of the deferral period.
Ninety One Equity Participation Programme

In August 2013, key employees of Ninety One acquired a 15% stake in the business, ultimately through a trust structure in which each participant owns a portion of the underlying trust assets. This structure locks in key talent and aligns employees’ interests with the interests of the firm as a whole, our shareholders, and our clients. As of March 31, 2024, the stake has increased to approximately 31%.
4. Ownership of Securities
As of October 31, 2024, Ms. Cooper and Mr. Baker did not own any shares of Vanguard Global Environmental Opportunities Stock Fund.
Duration and Termination of Investment Advisory Agreements
The current investment advisory agreements with the unaffiliated advisors (other than with Ninety One for Vanguard Global Environmental Opportunities Stock Fund) are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities. An agreement is automatically terminated if assigned and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund on thirty (30) days’ written notice to the advisor (no prior written notice to ARGA), (2) by a vote of a majority of the Fund’s outstanding voting securities in thirty (30) days’ written notice to the advisor (no prior written notice to ARGA), or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

The investment advisory agreement with Ninety One for Vanguard Global Environmental Opportunities Stock Fund, which is effective as of November 2, 2022, is binding for a two-year period. At the end of that two-year period, the agreement will become renewable for successive one-year periods, subject to the above conditions.
Securities Lending
The following table describes the securities lending activities of each Fund during the fiscal year ended October 31, 2024. Vanguard Diversified Equity Fund, Vanguard Commodity Strategy Fund, and  Vanguard Global Environmental Opportunities Stock Fund did not lend their securities during the fiscal year ended October 31, 2024.
Vanguard Fund	Securities Lending Activities
Vanguard Emerging Markets Select Stock Fund
Gross income from securities lending activities	$165,005
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$139
Administrative fees not included in revenue split	$1,493
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$122,802
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$124,434
Net income from securities lending activities	$40,571
Vanguard International Value Fund
Gross income from securities lending activities	$2,600,565
Fees paid to securities lending agent from a revenue split	$18,862
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,284
Administrative fees not included in revenue split	$12,777
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$1,965,754
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$1,999,677
Net income from securities lending activities	$600,888

The services provided by Brown Brothers Harriman & Co. and Vanguard, each acting separately as securities lending agents for certain Vanguard funds, include coordinating the selection of securities to be loaned to approved borrowers; negotiating the terms of the loan; monitoring the value of the securities loaned and corresponding collateral, marking to market daily; coordinating the investment of cash collateral in the funds’ approved cash collateral reinvestment vehicle; monitoring dividends and coordinating material proxy votes relating to loaned securities; and transferring, recalling, and arranging the return of loaned securities to the funds upon termination of the loan.
Portfolio Transactions
The advisor decides which securities to buy and sell on behalf of the Vanguard International Value Fund, Vanguard Commodity Strategies Fund, Vanguard Global Environmental Opportunity Fund, and Vanguard Emerging Markets Select Stock Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause the Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which the Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

Vanguard Diversified Equity Fund will purchase and sell shares of the underlying Vanguard funds by dealing directly with the issuer of the underlying funds. The Fund will incur no brokerage commissions for these transactions.
During the fiscal years ended October 31, 2022, 2023, and 2024, the Funds paid the following approximate amounts in brokerage commissions. Brokerage commissions paid by a Fund may be substantially different from year to year for multiple reasons, such as overall fund performance, market volatility, trading volumes, cash flows, or changes to the securities that make up the Fund or a fund’s target index.
Vanguard Fund	2022	2023	2024
Vanguard Commodity Strategy Fund	$—	Less than $1,000	$—
Vanguard Diversified Equity Fund	$—	—	—
Vanguard Emerging Markets Select Stock Fund	691,000	610,000	904,000
Vanguard Global Environmental Opportunities Stock Fund[1]	$—	28,000	32,000
Vanguard International Value Fund	5,897,000	5,004,000	6,446,000
1 Vanguard Global Environmental Opportunities Stock Fund commenced operations on November 2, 2022.
Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of the advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by the advisor, and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds’ board of trustees.

As of October 31, 2024, each Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:
Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Vanguard Commodity Strategy Fund	—	—
Vanguard Emerging Markets Select Stock Fund	—	—
Vanguard Global Environmental Opportunities Stock Fund	—	—
Vanguard International Value Fund	HSBC Securities (USA) Inc.	$171,404,000
	Societe Generale	37,640,000
Proxy Voting
I. Proxy Voting Policies
Each Vanguard fund advised by Vanguard retains the authority to vote proxies received with respect to the shares of equity securities held in a portfolio advised by Vanguard. The Board of Trustees of the Vanguard-advised funds (the Board) has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority, which are summarized in Appendix A. The Board of each Vanguard fund advised by a manager not affiliated with Vanguard has delegated the authority to vote proxies related to the portfolio securities held by each fund to its respective advisor(s). Each advisor will vote such proxies in accordance with its own proxy voting policies and procedures, which are summarized in Appendix B.
Vanguard has entered into agreements with various state, federal, and non-U.S. regulators and with certain issuers that limit the amount of shares that the funds may vote at their discretion for particular securities. For these securities, the funds are able to vote a limited portion of the shares at their discretion. Any additional shares generally are voted in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror voted), or the fund is not permitted to vote such shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion, of their shares in such regulated issuer.
II. Securities Lending
There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote the full position at a shareholder meeting. For the funds managed by Vanguard, Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require it to restrict and/or attempt to recall the security based on the criteria set forth in Appendix A. Additionally, Vanguard has processes in place for advisors unaffiliated with Vanguard who have been delegated authority to vote proxies on behalf of certain Vanguard funds to inform Vanguard of an upcoming vote the advisor deems to be material in accordance with such advisor’s proxy voting policies and procedures in order for Vanguard to instruct the recall of the security.
To obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30, log on to vanguard.com or visit the SEC’s website at sec.gov.
Financial Statements
Each Fund’s financial statements for the fiscal year ended October 31, 2024, and the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds’ annual reports to shareholders, which may be obtained without charge.
Description of Bond Ratings
Moody’s Ratings Symbols
The following describe characteristics of the global long-term (original maturity of 1 year or more) bond ratings provided by Moody’s Ratings:

Aaa—Judged to be obligations of the highest quality, they are subject to the lowest level of credit risk.
Aa—Judged to be obligations of high quality, they are subject to very low credit risk. Together with the Aaa group, they make up what are generally known as high-grade bonds.
A—Judged to be upper-medium-grade obligations, they are subject to low credit risk.
Baa—Judged to be medium-grade obligations, subject to moderate credit risk, they may possess certain speculative characteristics.
Ba—Judged to be speculative obligations, they are subject to substantial credit risk.
B—Considered to be speculative obligations, they are subject to high credit risk.
Caa—Judged to be speculative obligations of poor standing, they are subject to very high credit risk.
Ca—Viewed as highly speculative obligations, they are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Viewed as the lowest rated obligations, they are typically in default, with little prospect for recovery of principal and interest.
Moody’s Ratings also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking toward the lower end of the category.
The following describe characteristics of the global short-term (original maturity of 13 months or less) bond ratings provided by Moody’s Ratings. This ratings scale also applies to U.S. municipal tax-exempt commercial paper.
Prime-1 (P-1)—Judged to have a superior ability to repay short-term debt obligations.
Prime-2 (P-2)—Judged to have a strong ability to repay short-term debt obligations.
Prime-3 (P-3)—Judged to have an acceptable ability to repay short-term debt obligations.
Not Prime (NP)—Cannot be judged to be in any of the prime rating categories.
The following describe characteristics of the U.S. municipal short-term bond ratings provided by Moody’s Ratings:
Moody’s Ratings for state and municipal notes and other short-term (up to 3 years) obligations are designated Municipal Investment Grade (MIG).
MIG 1—Indicates superior quality, enjoying the excellent protection of established cash flows, liquidity support, and broad-based access to the market for refinancing.
MIG 2—Indicates strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3—Indicates acceptable credit quality, with narrow liquidity and cash-flow protection and less well-established market access for refinancing.
SG—Indicates speculative credit quality with questionable margins of protection.
S&P Global Ratings
The following describe characteristics of the long-term (original maturity of 1 year or more) bond ratings provided by S&P Global Ratings:
AAA—These are the highest rated obligations. The capacity to pay interest and repay principal is extremely strong.
AA—These also qualify as high-grade obligations. They have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

A—These are regarded as upper-medium-grade obligations. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB—These are regarded as having an adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity in this regard. This group is the lowest that qualifies for commercial bank investment.
BB, B, CCC, CC, and C—These obligations range from speculative to significantly speculative with respect to the capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest.
D—These obligations are in default, and payment of principal and/or interest is likely in arrears.
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
The following describe characteristics of short-term (original maturity of 365 days or less) bond and commercial paper ratings designations provided by S&P Global Ratings:
A-1—These are the highest rated obligations. The capacity of the obligor to pay interest and repay principal is strong. The addition of a plus sign (+) would indicate a very strong capacity.
A-2—These obligations are somewhat susceptible to changing economic conditions. The obligor has a satisfactory capacity to pay interest and repay principal.
A-3—These obligations are more susceptible to the adverse effects of changing economic conditions, which could lead to a weakened capacity to pay interest and repay principal.
B—These obligations are vulnerable to nonpayment and are significantly speculative, but the obligor currently has the capacity to meet its financial commitments.
C—These obligations are vulnerable to nonpayment, but the obligor must rely on favorable economic conditions to meet its financial commitment.
D—These obligations are in default, and payment of principal and/or interest is likely in arrears.
The following describe characteristics of U.S. municipal short-term (original maturity of 3 years or less) note ratings provided by S&P Global Ratings:
SP-1—This designation indicates a strong capacity to pay principal and interest.
SP-2—This designation indicates a satisfactory capacity to pay principal and interest.
SP-3—This designation indicates a speculative capacity to pay principal and interest.

Appendix A
Summary of the Vanguard-Advised Funds Proxy Voting Policy
The funds for which Vanguard acts as investment advisor (Vanguard-advised funds) retain authority to vote proxies received for the shares of equity securities held in each fund. The Board of Trustees (the Board) for the Vanguard-advised funds has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority.
The Investment Stewardship Oversight Committee (the Committee), comprised primarily of fund officers and subject to the procedures described below, oversees the Vanguard-advised funds’ proxy voting. The Committee reports directly to the Board. Vanguard is subject to these procedures and the proxy voting policies to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the voting policies have also been approved by the Board of Directors of Vanguard.
The voting principles and policies adopted by the Board provide a framework for assessing each proposal and seek to ensure that each vote is cast in the best interests of each fund. Under the voting policies, each proposal is evaluated on its merits, based on the particular facts and circumstances presented at the company in question. For more information on the funds’ proxy voting policies, please visit about.vanguard.com/investment-stewardship.
I. Investment Stewardship Team
The Investment Stewardship Team administers the day-to-day operation of the funds’ proxy voting process, overseen by the Committee. The Investment Stewardship Team performs the following functions: (1) managing and conducting due diligence of proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the voting policies; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Investment Stewardship Team also prepares periodic and special reports for the Board and proposes amendments to the procedures and voting policies.
II. Investment Stewardship Oversight Committee
The Board, including a majority of the independent trustees, appoints the members of the Committee (which is comprised primarily of fund officers). The Committee works with the Investment Stewardship Team to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to exercise its decision-making authority in accordance with the Board’s instructions as set forth in the funds’ proxy voting procedures and voting policies and subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethical Conduct. The Committee may advise the Investment Stewardship Team on how to best apply the Board’s instructions as set forth in the voting policies or refer the matter to the Board, which has ultimate decision-making authority for the funds. The Board reviews the procedures and voting policies annually and modifies them from time to time upon the recommendation of the Committee and in consultation with the Investment Stewardship Team.
III. Proxy Voting Pillars
Vanguard’s investment stewardship activities are grounded in four pillars of corporate governance:
1) Board composition and effectiveness: Good governance begins with a company’s board of directors. Our primary focus is on understanding to what extent the individuals who serve as board members are appropriately independent, capable, and experienced.
2) Board oversight of strategy and risk: Boards should be meaningfully involved in the formation and oversight of strategy and have ongoing oversight of material risks to their company. We work to understand how boards of directors are involved in strategy formation, oversee company strategy, and identify and govern material risks to long-term shareholder returns.
3) Executive pay (compensation or remuneration): Sound, performance-linked compensation programs drive long-term investment returns. We look for companies to provide clear disclosure about their compensation practices, the board’s oversight of those practices, and how said practices are aligned with long-term shareholder returns.
4) Shareholder rights: We believe governance structures should allow shareholders to effectively exercise their foundational rights. Shareholder rights enable a company’s owners to use their voice and their vote—ideally, consistent with their economic exposure—to effect and approve changes in corporate governance practices.
IV. Evaluation of Proxies
For ease of reference, the procedures and guidelines often refer to all Vanguard-advised funds. However, the processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving routine corporate governance matters, the evaluation could result in the funds having a common interest in the matter and, accordingly, each fund casting votes in the same manner. In other cases, however, a fund may vote differently from other funds, depending upon the nature and objective of each fund, if doing so is in the best interest of the individual fund.
The voting policies do not permit the Board to delegate voting discretion to a third party that does not serve as a fiduciary for all Vanguard-advised funds. Because many factors bear on each decision, the voting policies incorporate factors that should be considered in each voting decision. A fund may refrain from voting some or all of its shares or vote in a particular way if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard funds in the aggregate) were to own more than the permissible maximum percentage of a company’s stock (as determined by the company’s governing documents or by applicable law, regulation, or regulatory agreement), or if voting would present a potential conflict of interest.
In evaluating proxy proposals, the Investment Stewardship Team considers information from many sources, which could include, but is not limited to, the perspectives of the company management or shareholders presenting a proposal, independent proxy research services, or proprietary research. Additionally, data and recommendations from proxy advisors serve as one of many inputs into our research process. The Vanguard-advised funds may utilize automated voting for matters that are clearly addressed by the funds’ proxy voting procedures and guidelines.
While serving as a framework, the voting policies cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Investment Stewardship Team, under the supervision of the Committee, will evaluate the matter and cast the fund’s vote in a manner that is in the fund’s best interest, subject to the individual circumstances of the fund.
V. Conflicts of Interest
Vanguard takes seriously its commitment to avoid potential conflicts of interest. Vanguard funds invest in thousands of publicly listed companies worldwide. Those companies may include clients, potential clients, vendors, or competitors. Some companies may employ Vanguard trustees, former Vanguard executives, or family members of Vanguard personnel who have direct involvement in Vanguard’s Investment Stewardship program.
Vanguard’s approach to mitigating conflicts of interest begins with the funds’ proxy voting procedures. The procedures require that voting personnel act as fiduciaries and must conduct their activities at all times in accordance with the following standards: (i) fund shareholders’ interests come first; (ii) conflicts of interest must be avoided and mitigated to the extent possible; and (iii) compromising situations must be avoided.
We maintain an important separation between Vanguard’s Investment Stewardship Team and other groups within Vanguard that are responsible for sales, marketing, client service, and vendor/partner relationships. Proxy voting personnel are required to disclose potential conflicts of interest and must recuse themselves from all voting decisions and engagement activities in such instances. In certain circumstances, Vanguard may refrain from voting shares of a company, or may engage an independent third-party fiduciary to vote proxies.
Each externally managed fund has adopted the proxy voting guidelines of its advisor(s) and votes in accordance with the external advisors’ guidelines and procedures. Each advisor has its own procedures for managing conflicts of interest in the best interests of fund shareholders.
VI. Shareholder Proposals
Shareholder proposals are evaluated in the context of the general corporate governance principle that a company’s board has ultimate responsibility for providing effective ongoing oversight of relevant sector and company-specific risks, including risks related to environmental and social matters. Each proposal is evaluated on its merits and in the context of the particular facts and circumstances at the company in question and supported when there is a logically demonstrable linkage between the specific proposal and long-term shareholder value of the company. Some of the factors considered when evaluating shareholder proposals include the materiality of the risk addressed by the proposal, the quality of the current disclosures/business practices, and any progress by the company toward addressing and disclosing the relevant material risk.
VII. Voting in Markets Outside the United States
Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States (U.S.) in which the funds may invest. Each fund’s votes will be used, where applicable, to support improvements in governance and disclosure by each fund’s portfolio companies. Matters presented by non-U.S. portfolio companies will be evaluated in the foregoing context, as well as in accordance with local market standards and best practices. Votes are cast for each fund in a manner philosophically consistent with the voting policies, taking into account differing practices by market.

In many other markets, voting proxies will result in a fund being prohibited from selling the shares for a period of time due to requirements known as “share-blocking” or reregistration. Generally, the value of voting is unlikely to outweigh the loss of liquidity imposed by these requirements on the funds. In such instances, the funds will generally abstain from voting.
The costs of voting (e.g., custodian fees, vote agency fees) in other markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.
VIII. Voting Shares of a Company That Has an Ownership Limitation
Certain companies have provisions in their governing documents or other agreements that restrict stock ownership in excess of a specified limit. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts but may be included in other companies’ governing documents. A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders.
In addition, applicable law may require prior regulatory approval to permit ownership of certain regulated issuer’s voting securities above certain limits or may impose other restrictions on owners of more than a certain percentage of a regulated issuer’s voting shares. The Board has authorized the funds to vote shares above these limits in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror vote), or to refrain from voting excess shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion of, their shares in such regulated issuer.
IX. Voting on a Fund’s Holdings of Other Vanguard Funds
Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.
X. Securities Lending
There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote in a shareholder meeting. Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require us to restrict and/or recall the stock. In making this decision, we consider:
■ The subject of the vote and whether, based on our knowledge and experience, we believe the topic is potentially material to the corporate governance and/or long-term performance of the company;
■ The funds’ individual and/or aggregate equity investment in a company, and whether we estimate that voting funds’ shares would affect the shareholder meeting outcome; and
■ The long-term impact to our fund shareholders, evaluating whether we believe the benefits of voting a company’s shares would outweigh the benefits of stock lending revenues in a particular instance.

Appendix B
ARGA Investment Management, LP
Summary of Proxy Voting Policy
Consistent with our fiduciary responsibility, ARGA’s objective in voting proxies is to maximize shareholder value and to vote in a manner that reflects the best long-term, economic interest of our clients. In doing so, we follow any voting guidelines issued by clients, so long as these guidelines are consistent with ARGA’s duties under applicable law, including ERISA. ARGA’s proxy voting guidelines are the same for all the accounts we manage, where a client has delegated us with the authority to vote proxies on their behalf.
ARGA has implemented extensive procedures to ensure all proxies are received, analyzed and voted in a timely manner. In addition to information derived from our in-depth research and ongoing company analyses, ARGA utilizes the services of a third party proxy advisory firm, Glass Lewis & Co. (“Glass Lewis”), to obtain supplementary research and impartial analysis prior to voting and to administer the proxy voting process. ARGA retains responsibility for instructing Glass Lewis how to vote and we still apply our proxy voting guidelines when voting proxies on behalf of clients through Glass Lewis. This includes rejecting the advice of Glass Lewis in circumstances where ARGA determines doing so is in the best interest of our clients.
Proxy Voting Guidelines
The decision to vote in support or opposition of a proposal is based on the specific circumstances described in the proxy statement and other available information.
Generally, ARGA votes in favor of routine proposals that increase shareholder value, improve the management of a company, and maintain or increase shareholder rights and influence over a company’s board and management.
Moral or social issues are generally voted based on the economic impact of the proposal. In cases where the economic impact is not clear, a vote to “abstain” may be appropriate.
Financial and corporate governance issues take more time to consider and may be complicated by activities such as hostile takeovers and mergers. ARGA generally votes in favor of the following types of proposals:
■ Election of competent, qualified directors that support the board’s independence and ensures its diversity
■ Reasonable incentive compensation plans for certain key employees and directors
■ Mandatory retirement age for directors
■ Confidential voting, cumulative voting, proposals to lower barriers to shareholder action
■ Proposals to restore shareholder ability to remove directors with or without cause
■ Appointment of external auditors that provide competent advice, avoid conflicts of interest and uphold the transparency and integrity of financial reporting ARGA generally votes against the following types of financial and corporate governance proposals:
■ Board entrenchment proposals and anti-takeover measures, such as “poison pill” and “golden parachute” provisions
■ Compensation plans that are not aligned with shareholder interest
■ Limitations on shareholder ability to act, blank check preferred stock authorizations, eliminating cumulative voting rights, and proposals to adopt classified boards
Conflicts of Interest
ARGA’s proxy voting policies provide guidelines for dealing with actual or potential conflicts of interest, when identified. These include informing clients and seeking their consent or instructions or addressing the issue through other objective means, such as deferring to the recommendation of our independent third-party advisory firm, Glass Lewis.
Glass Lewis itself has implemented Conflict Management Procedures to avoid and manage (if unavoidable) conflicts of interest arising between an issuer and Glass Lewis. For example, Glass Lewis requires any employee who serves as an executive or director of a public company to disclose the conflicts and abstain from any involvement in the research, analysis or making of any vote recommendations for such company.

Limitations on ARGA’s Proxy Voting Obligations
In certain situations, ARGA may not vote client proxies or may abstain from voting. For example:
• ARGA will not vote proxies of behalf of a client where the client has reserved the right to vote proxies itself or has delegated the right to vote to a third party.
• ARGA will not vote proxies on behalf of a client after the effective termination date of ARGA’s investment advisory agreement with such client.
• ARGA may abstain from voting proxies in circumstances where we determine doing so would have no identifiable economic benefit to the client, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holdings is insignificant.
• ARGA may abstain from voting a client’s proxy when the cost or disadvantage resulting from voting, in our judgment, outweighs the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record date and meeting date (“share blocking”). In general, ARGA believes that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.
• ARGA does not offer a securities lending service. Proxies for securities on loan through securities lending programs will generally not be voted, as ARGA’s clients (not ARGA) control these securities lending decisions.
• ARGA may not be able to vote proxies due to circumstances beyond our control such as a regional disaster, business continuity or cyber event involving ARGA, our proxy advisory firm or client custodians, which may prevent proxies from being voted on time, or errors and circumstances not attributable to, and beyond, ARGA’s control.
Baillie Gifford Proxy Voting Guidelines
Baillie Gifford votes proxies related to securities held by the Funds in line with Baillie Gifford’s Proxy Voting Guidelines (the “Guidelines”).
The Guidelines are developed and administered by the Environmental, Social and Governance (ESG) Team of Baillie Gifford & Co. The Voting Team, which sits within the ESG Team, works with the investment teams and is responsible for the voting of proxies. The head of the ESG Team is a partner of Baillie Gifford & Co, with oversight of the function falling under the remit of the ESG Oversight Group.
The Guidelines detail Baillie Gifford’s approach to proxy voting, framed around Baillie Gifford’s stewardship principles:
• Governance fit for purpose
• Alignment in vision and practice
• Long-term value creation
• Sustainable business practices
Baillie Gifford recognizes that given the range of markets in which the Funds invest, one set of standards is unlikely to be appropriate. The Guidelines provide some insight into our voting process and approach to matters routinely presented for a vote at shareholder meetings. They do not indicate how Baillie Gifford will vote on specific topics.
Pragmatic & Flexible Approach
Baillie Gifford’s voting analysis and decisions are driven by what they consider will promote the long-term prospects of the company, thereby supporting the outcomes they aim to deliver to clients. Voting analysis is bottom-up and led by each investment case. The Guidelines are intended to provide an insight into how Baillie Gifford approaches voting on behalf of clients, however it is important to note that Baillie Gifford assesses every company individually. Baillie Gifford will evaluate proposals on a case-by-case basis, based on what it believes to be in the best long-term interests of the clients, rather than rigidly applying a policy.
In evaluating each proxy, the ESG Team follows the Guidelines, while also considering third party analysis, Baillie Gifford’s and its affiliates own research and discussions with company management.

The Voting Team oversees voting analysis and execution in conjunction with the investment managers. Baillie Gifford may elect not to vote on certain proxies. While Baillie Gifford endeavors to vote a Fund’s shares in all markets, on occasion this may not be possible due to a practice known as share blocking, whereby voting shares would result in Baillie Gifford being prevented from trading for a certain period of time. When voting in these markets, Baillie Gifford assesses the benefits of voting clients’ shares against the relevant restrictions. Baillie Gifford may also not vote where it has sold out of a stock following the record date.
Conflicts of Interest
Baillie Gifford recognizes the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom the Baillie Gifford & Co has a material business or personal relationship. The Voting Team is responsible for monitoring possible material conflicts of interest with respect to proxy voting and maintains an internal conflicts of interest policy.
For proxy votes that involve a potential conflict of interest, Baillie Gifford has an internal process to review the proposed voting rationale. It would consider whether business relationships between Baillie Gifford and the company have influenced the proposed vote and decide the course of action to be taken in the best interests of its clients. Where a conflict of interest is deemed not to have been prevented or managed by organizational arrangement in place, Baillie Gifford will disclose the existence of a conflict of interest.
Lazard Proxy Voting Policies and Procedures
Introduction
Lazard Asset Management LLC (Lazard) is a global investment firm that provides investment management services for a variety of clients. As a registered investment advisor, Lazard has a fiduciary obligation to vote proxies in the best interests of our clients. Lazard’s Proxy Voting Policy (the “Policy”) is based on the view that Lazard must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.
Lazard does not delegate voting authority to any proxy advisory service, but rather retains complete authority for voting all proxies delegated to it. Our policy is generally to vote all meetings and all proposals; and generally to vote all proxies for a given proposal the same way for all clients. The Policy is also designed to address potential material conflicts of interest associated with proxy voting, and does so principally in voting according to pre-approved guidelines.
Proxy Operations Department
Lazard’s proxy voting process is administered by members of its Operations Department (Proxy Administration Team). Oversight of the process is provided by Lazard’s Legal/Compliance Department and Lazard’s Proxy Committee (Proxy Committee).
Proxy Committee
Lazard’s Proxy Committee is comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review the Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy voting proposal), as needed.
Role of Third Parties
Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services, Inc. (ISS) and by Glass, Lewis & Co. (Glass Lewis). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s investment professionals are ultimately responsible for providing the vote recommendation for a given non-routine proposal. Voting for each agenda of each meeting is instructed specifically by Lazard in accordance with the Policy. ISS also provides administrative services related to proxy voting such as a web-based platform for proxy voting, ballot processing, recordkeeping and reporting.

Voting Process
Lazard votes on behalf of our clients according to proxy voting guidelines approved by the Proxy Committee (Approved Guidelines). The Approved Guidelines determine whether a specific agenda item should be voted ‘For,’ ‘Against,’ or is to be considered on a case-by case basis. The Proxy Administration Team ensures that investment professionals responsible for proxy voting are aware of the Approved Guidelines for each proposal. Voting on a proposal in a manner that is inconsistent with an Approved Guideline requires the approval of the Proxy Committee.
With respect to proposals to be voted on a case-by-case basis, the Proxy Administration Team will consult with relevant investment professionals prior to determining how to vote on a proposal. Lazard generally will treat proxy votes and voting intentions as confidential in the period before votes have been cast, and for appropriate time periods thereafter.
Conflicts of Interest
Meetings that pose a potential material conflict of interest for Lazard are voted in accordance with Approved Guidelines. Where the Approved Guideline is to vote on a case-by-case basis, Lazard will vote in accordance with the majority recommendation of the independent proxy services. Potential material conflicts of interest include, but are not limited to:
■ Lazard manages the company’s pension plan;
■ The proponent of a shareholder proposal is a Lazard client;
■ An employee of Lazard (or an affiliate) sits on a company’s board of directors;
■ An affiliate of Lazard serves as financial advisor or provides other services to the company with respect to an upcoming significant proxy proposal; or
■ A Lazard employee has a material relationship with the company.
“Conflict Meetings” are voted in accordance with the Lazard Approved Guidelines. In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to abstain.
Voting Exceptions
It is Lazard’s intention to vote all proposals at every meeting. However, there are instances when voting is not practical or is not, in our view, in the best interests of our clients. Lazard will not vote proxies for securities that are held in an investment advisory account for which Lazard exercises no investment discretion and Lazard does not generally vote proxies for securities loaned by clients through a custodian’s stock lending program.
Environmental, Social and Corporate Governance
Lazard has an ESG Policy, which outlines our approach to ESG and how our investment professionals take ESG issues into account as a part of the investment process. As set out in Lazard’s separate ESG and Climate Change Investment Policies, Lazard is committed to an investment approach that incorporates human and natural capital and specific climate considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, climate, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.
Ninety One North America, Inc.
Summary of Proxy Voting Policy
Ownership policy and proxy voting guidelines
ESG
Contents
1. Stewardship statement

2. Proxy voting process
3. Proxy voting guidelines
3.1 Leadership and strategic control
3.2 Alignment with the long term
3.3 Climate change
3.4 Protecting client capital
3.5 Audit and disclosure
1. Stewardship statement
Ninety One exists to manage other people’s money with the aim of delivering on their mandate. To successfully fulfil this purpose, we assume a stewardship role over clients’ assets. This includes exercising their ownership rights, such as by proxy voting.
Within the various jurisdictions in which we invest, we seek to contribute meaningfully towards the development of a successful stewardship framework for investment and ownership. We endorse a range of globally recognized governance principles2, which represent a broad set of standards. We view them as suitable for listed companies across most markets.
We address our stewardship responsibilities by engaging with our clients and the companies in which we invest. We endeavor to engage with the relevant company before the corporate meeting takes place, particularly if we are casting a vote that does not support management.
2. Proxy voting process
Our approach to proxy voting guidelines:
Ninety One recognizes that local best practice codes may differ: although our proxy voting guidelines apply globally, we recognize regional differences. In markets where the codes are still evolving and not yet fully aligned with global best practice, we take this into account. In these markets, we aim to engage actively with policy makers, regulators, and stock exchanges, together with other global and local investors, to address the more critical potential shortcomings. Furthermore, we consider the size and maturity of each individual business, and if deemed appropriate, we may take a more pragmatic approach while remaining actively engaged.
The overall proxy voting guidelines rest within our broader stewardship policy framework. They focus on the following five principles whereby Ninety One:
1. Will disclose how it discharges its stewardship duties through publicly available policies and reporting.
2. Will address the internal governance of effective stewardship, including conflicts of interest and potential obstacles.
3. Will support a long-term investment perspective by integrating, engaging, escalating and monitoring material Environmental, Social and Governance (ESG) issues.
4. Will exercise its ownership rights responsibly, including engagement and voting rights.
5. Is, where appropriate, willing to act alongside other investors.
The voting guidelines in this document apply across all our holdings as allowed by legal arrangements. Some clients may have their own policy which differs from that of Ninety One. In this situation, clients are expected to opt out of Ninety One’s stewardship policy, so that an alternative system can be put in place that accommodates the client’s own guidelines. Ninety One publicly discloses its voting decisions on a quarterly basis on our website. (www.ninetyone.com/en/investment-expertise/stewardship/proxy-voting-results)

2G20 OECD Principles of Corporate Governance, King IV in South Africa and UK Corporate Governance Code.

Proxy voting process
We believe that effective shareholder rights are the cornerstone of ownership rights. To be effective, we believe the following are key:
One vote for one share. There should be one vote for one share, since this aligns shareholders’ voting rights with their economic exposure. As such, we defend the equitable treatment of all shareholders, especially minority shareholders. Where different share classes exist, one class should not have superior voting rights with respect to matters that affect the capital of other share classes.
Timely provision of information. A company’s board must ensure the timely release of all material information pertaining to voting issues. While different jurisdictions may vary in terms of record dates and timeframes, we believe that the relevant cut- off dates should allow sufficient time for all shareholders to consider the decision at hand. Critically, the timeframe should allow us to communicate with clients when necessary and carry out engagements where appropriate. Thus, we will actively oppose any resolutions clearly intended to acquire shareholder consent by default through not allowing adequate time for shareholders to consider matters.
Easy access to voting. We support voting by way of a poll and believe that votes which ask for a ‘show of hands’ disenfranchise proxy shareholders and those not present at the meeting. We view this as an abrogation of shareholders’ rights. We support the introduction of electronic voting in all markets and the removal of paper and fax-based voting. Moreover, where appropriate we will support the introduction of real-time shareholder meetings, where questions can be publicly raised through web-based links, so long as these arrangements do not remove the opportunity for shareholders to attend in person.
Clear record taking. We believe that all issues raised at shareholder meetings should be clearly recorded in detailed minutes and placed on public record. This includes the prompt online disclosure of vote outcomes, as a percentage of votes cast, and on a per-resolution basis.
The diagram overleaf shows how Ninety One executes the proxy voting process. Note that Ninety One does not outsource the voting decision to any third party, as we carry out the decision and execution of the vote in house. We use an external proxy research service provider to produce tailored reports. These reports include vote recommendations (not instructions) that arise from applying Ninety One’s voting guidelines. The vote decision is then reached by the relevant investment teams in accordance with the investment philosophy, supported by the Engagement and Voting team. Although highly unusual, investment teams may occasionally vote differently from one another based on their unique strategies. The votes are subsequently instructed electronically via the proxy research service provider’s voting platform.
Proxy voting approach
Proxy voting is intended to act as an additional mechanism to catalyze change and reflect the ongoing engagements that the investment teams will be having with companies. We will give management and boards time to adequately respond to our questions before voting on critical issues.
■ Participation in governance and proxy voting is not optional. We follow international corporate governance best practice (as contained in the ICGN principles) and apply our policy to guide our voting
Approach:
a. Proxy voting research published
b. The Engagement and Voting team assess voting and engagement history borne out of continuous investment team- led engagements and monitoring
c. The Engagement and Voting team assess governance issues and communicates to PM / senior analyst
d. Discuss with investment professionals when necessary and finalize voting decision
e. The Engagement and Voting team member submits vote via voting platform
f. Daily voting communicated to senior leaders in the business
g. Periodic reporting to clients

h. Reviewed quarterly at the Global Sustainability Committee
■ Post-vote engagements are typically via a formal, signed letter and dialogue with the board or executives
■ Pre-vote engagements are typically phone calls, collective conference calls, email correspondence, and management meetings
Conflicts of interest
Ninety One is committed as a fiduciary to its clients. As such, it will always seek to manage any possible conflicts that may occur through its normal business activities so that there is no material risk of damage to clients. Importantly, Ninety One will observe and enforce all ‘ethics walls’ between itself and various other operating subsidiaries of the Ninety One Group of Companies (the Group).
Ninety One has a firm-wide conflicts of interest policy as well as a separate conflict of interest committee that manages the broader remit of potential conflicts across the business. Proxy voting related conflict-of-interest considerations are addressed in this document, which also addresses listed director nominations, the engagement process and fundamental transactions. Specifically, the key areas where conflicts of interest could arise include:
1. Proxy voting: Ninety One has established processes to manage potential conflict-of-interest issues through the voting process. These conflicts can vary in nature and we respond to each case individually, following a strict process. In some instances, we would refrain from taking the voting decision ourselves and instead defer the decision to our clients. An example would be voting on holdings in listed Ninety One-managed funds and Ninety One Plc/Ltd. If underlying owners express a vote decision, the Engagement and Voting team will instruct it on the voting platform. If they decline to do so, Ninety One will cast a ‘do not vote’ at the meeting. Other, less severe conflict-of-interest risks could be instances of Ninety One board members, Ninety One senior employees and/or client senior employees serving on the boards of other publicly listed companies. To manage this, the Engagement and Voting team has put in place an internal regularly updated map of board memberships. This enables conflicted meetings to be flagged early. In these cases, the relevant portfolio manager is notified of the conflict and the normal voting process applies, including escalation to the Ninety One Investment Governance Committee, when appropriate. Some perceived conflicts of interest may be less controversial and may involve voting at a clients’ AGM etc. In this situation, portfolio managers notify the Engagement and Voting team and normal voting applies.
2. Fundamental transactions: From time to time Ninety One and its clients may become involved on both sides of a fundamental transaction. In such cases, Ninety One will seek to ensure that all appropriate factors are considered prior to any transaction or recommendation taking place. If necessary, we will engage directly with our clients to determine an appropriate course of action.
3. Nominating directors: Ninety One will endeavor to nominate candidates that it objectively considers to be independent of Ninety One. Should Ninety One deem it necessary to nominate a candidate that is in any way affiliated to itself or its parent company, it will ensure that the candidate is not presented with any conflicts of interest that may impact their ability to fulfil their responsibilities as a director, or as an employee of Ninety One.
4. Engagement: In theory, there is a risk that Ninety One could favor some companies in the engagement process where the Group, or Ninety One, has a prior relationship and so would be failing in its duty to treat all its clients equally.
To mitigate against such a risk, Ninety One has established a governance structure to ensure that these situations are appropriately identified and managed.
Reporting to clients
Ninety One fully supports clients that take an active interest in fulfilling their ownership responsibilities. While reporting will be customized to meet specific requirements, we intend to ensure that clients are kept well informed, on a timely basis, as to how we are fulfilling ownership responsibilities on their behalf. In addition to client reporting, we also provide quarterly disclosure of our votes on the Ninety One website.
Ninety One governance structure for effective stewardship
The Ninety One Sustainability Committee (NOSC) is the custodian of Ninety One’s approach to stewardship. The NOSC comprises Ninety One’s CEO, Deputy CEOs, Co-CIOs, senior members of the investment teams and key members of its Stewardship and Governance team.
The NOSC is responsible for:

1. The annual review of Ninety One’s approach to stewardship.
2. The review and updating of Ninety One’s proxy voting guidelines.
3. Acting as the ultimate authority for any direct engagement undertaken by Ninety One on behalf of its clients.
4. Being the final arbiter of any disputes or differences of opinion with respect to possible votes or engagements.
5. Any other activities related to overall philosophy, approach and execution of the stewardship of clients’ assets.
3. Proxy voting guidelines
Ninety One has organized its assessment of corporate governance related matters under four broad areas:
■  Leadership and strategic control
■ Alignment with the long term
■  Climate change
■ Protecting client capital
■ Audit and disclosure
3.1 Leadership and strategic control
The board and its directors
The board determines the strategic direction of the company, taking into account the interests of the company and all its stakeholders. The board bears ultimate responsibility for the long-term sustainable success of the company.
Although board structures vary across countries, Ninety One expects boards to:
■  Be sufficiently independent, so as to protect all shareholders’ interests.
■ Have adequate executive representation, so as to provide significant operational insight.
■ Provide strong and diverse oversight, underpinned by a variety of skills and experiences that replicate the business’s key features and geographies.
■ Maintain an optimal board size, with appropriate board refreshment, succession plans, and correct attendance to find the right balance between fresh perspectives and company history.
■  We believe directors should stand for re-election regularly, and that there should be clear and detailed disclosures of a director’s background. These should be made available to shareholders to facilitate assessment of their suitability.
We expect a board to include a sufficient number of independent directors. Some common obstacles to independence include:
■  Founder status.
■  Family relations with senior executives or founders.
■  Excessive tenure.
■  Having served as an executive in the previous five years.
■  Having business relationships with the company or its executives.
■ A shareholding in the company of over 10% of the issued share capital.
Interlocking directorships
The chair leads the board and is responsible for its overall effectiveness in directing the company. Should the company be large and complex in nature, or the chairperson not be independent, Ninety One would require a suitably experienced and senior board member to be appointed as the Lead/Senior Independent Director (LID/SID). The LID should be able to engage independently with owners on governance-related issues. The LID should also assume key governance responsibilities, including the supervision of the annual evaluation of the chairperson. The LID should also handle specific issues relating to conflicts of interest of board members, should the chairperson not be independent. We consider a combined chairperson and CEO role to be a governance risk.

The voting guidelines arising from the above are:
■ Unless there is a particular context and explanation we may not support the (re)-election of the chairperson where:
■ They are considered to be not independent.
■ They are the former CEO.
■ There has been a clear failure to conduct periodic reviews of the performance of the board.
■ They have repeatedly refused to adhere to reasonable disclosure requests.
■ There has been disregard for the interests of stakeholders, the environmental and social impacts.
■ There is a lack of succession planning and there is no engagement on the topic.
■ Shareholder rights and the ability to communicate with the board have been impaired.
■ There are persistent and unaddressed governance failures that pose a material risk, unless the board has provided a strong rationale. We may vote against a combined chair and CEO board structure, although we will consider all circumstances, including duration of appointment, the potential concentration of power and explicit disclosures on how conflicts of interest have been managed.
■  We may not support non-independent directors where the overall board balance is not majority independent or does not at least meet the local market requirements.
■  We generally accept proportional representation of shareholdings on the board, so long as minority shareholders’ interests are respected.
■  We will, in the first instance, focus on non-independent non-executive directors who also serve as key committee members when the overall board is not majority independent.
■  Where executive directors sit as committee members, we may vote against the executive directors.
■  We may vote against directors, including the chairperson, if, from a sustainability point of view, there are unmitigated risks, poor disclosure, incidents and failure to appropriately manage and anticipate environmental and social risks which have resulted in the destruction of shareholder value.
■  We may vote against the re-election of any director who has not attended 75% of the total number of board and relevant committee meetings in the period since they were last elected to the board, unless an appropriate explanation has been provided.
■  We may vote against directors who, due to having accumulated multiple board roles at other publicly listed companies or large unlisted companies, run the risk of not being able to properly discharge their fiduciary duties. We will look at the number of external roles, the roles themselves, and the market capitalization of the companies concerned.
■  We prefer boards that are adequately sized and may vote against certain directors if we consider the board to be too large and unwieldly.
■  Ninety One expects timely disclosure of names and biographical details of all nominees. We may vote against candidates where such information is not disclosed.
■  As a general principle, we do not support bundled directors’ elections, although we will be guided by regional best practice.
■  We do not support proposals that remove directors from being re-elected by either a clean slate (100% of the board) or by rotation (usually 33% per year).
■  We do not generally support the election of alternate directors.
Board committees
We expect the audit, remuneration and nomination committees to comprise non-executive directors only and be chaired by an independent non-executive director. We may vote against non-independent directors when the structures below are not in place, or when the discharge of duties by each of the committees does not meet the principles we expect companies to uphold.
Audit Committee: The audit committee has a crucial role in safeguarding investors’ interests, as it is responsible for the integrity of the financial statements, risk management and auditor appointment. Given this key role, we expect audit committees to comprise independent non-executive directors only. It should comprise a minimum of three members with at least one with recent and relevant financial expertise.

Remuneration Committee: The remuneration committee is responsible for designing and implementing the remuneration scheme for the company’s executive directors and senior management. In this capacity it should have knowledge of pay structures across the organization, including that of the CEO, as well as being aware of the gender-pay-gap ratio and other relevant diversity factors. We expect remuneration committees to be fully independent where called for by market practice. We prefer at least some remuneration committee members to be, or have been, remuneration committee members at other publicly listed companies or have similar experience.
Nomination Committee: The nomination committee is responsible for ensuring that the board comprises directors with a good range of relevant skills, knowledge and that collectively they represent diversity. It is tasked with designing and implementing robust board evaluation and succession-planning policies. We expect nomination committees to be majority independent.
■ We may vote against the chair of the nomination committee if, after engagement, there is a failure to ensure appropriate diversity on the Board including for example ethnicity and gender.
■ We may vote against the nomination committee chairperson or the board chairperson in cases where we believe that the necessary skills/diversity are lacking on the board.
■ We may vote against the nomination committee chairperson or board chairperson in cases where there is no indication that proper and ongoing board assessments and succession planning are taking place.
3.2 Alignment with the long term: remuneration and sustainability
Ninety One recognizes the importance of long-term alignment and looks at it from two main perspectives: (i) alignment of remuneration with the creation of long-term sustainable value; and (ii) stakeholder relations and the governance system’s ability to understand, monitor and mitigate any social, ethical and environmental issue risks.
We believe that long-term environmental and societal sustainability considerations should be part of a board’s long-term oversight and should be reported to stakeholders in an annual report using leading global reporting initiatives such as the GRI (Global Reporting Initiative). The direct implications of a business’s operations on the supply chain and the impact of its products and services on both society and the environment should be carefully considered. In our engagement with boards and in our governance assessments, we may assess the board’s performance in this respect. We may vote against directors when we believe long-term sustainability considerations are not being adequately addressed.
Where appropriate, we will also work with policy makers and advocacy groups on these matters.
Ninety One expects remuneration schemes to be aligned with shareholders’ interests, and promote the long-term success of the company. We also expect the remuneration committee to be able to justify pay structures and levels in relation to three main criteria: market practice, sector practice and the company’s performance.
The hard-governance remuneration principle that Ninety One considers across all geographies is the existence of a strong and identifiable link between pay and performance. We therefore expect executive directors’ actual pay-outs to mirror shareholders’ experience and the company’s disclosure to be substantial and substantive enough for such an assessment to take place.
The voting guidelines arising from the above include:
We may vote against remuneration resolutions where there is insufficient disclosure to assess the schemes, and/or where existing disclosure does not follow the regulatory guidelines of the relevant jurisdiction:
■ We place special emphasis on clear and meaningful performance metrics and targets, which should be linked to the company’s strategy and include stretching vesting levels.
■  The lowering of targets may only be accepted in exceptional circumstances.
■ We prefer schemes with several performance metrics and these should be relative, and under the effective control of the executive directors.
■  We require a minimum performance period of three years and favor schemes with a subsequent vesting period.
■  We require malus and claw back provisions to be in place.
■  We may vote against remuneration resolutions if we are concerned about pay outcomes and not all the members of the remuneration committee are independent.

■  We may vote against remuneration resolutions where there is not a healthy balance between fixed and variable pay and, within the latter, a relevant split between short and long-term compensation.
■  We will consider not only maximum pay-outs allowed under the policy, but also year-on-year granted amounts. We will consider this in the context of the company’s size, sector, maturity and previous pay history.
■  Remuneration committees should have the ability to exercise discretion within the boundaries of applicable employment laws and regulation. However, discretion should be exercised with caution and its use publicly justified.
■  We may vote against untoward salary increases without appropriate justification, and excessive pension arrangements. We will vote against proposals that include variable pay within pension entitlement or where pension arrangements are not aligned with the broader workforce. We may vote against increases that are triggered entirely by benchmarking exercises.
■  We will vote against plans that can be materially amended without shareholder approval.
■ We do not support retrospective/inflight amendments to incentive schemes, nor the repricing of options, except in exceptional circumstances when not doing so may result in the interests of management and shareholders not being aligned.
■  We do not support transaction bonuses.
■  We expect dilution levels to be kept to a minimum.
■  On recruitment, we expect companies to pay no more than is strictly necessary. If buy-out awards are agreed, we expect like-for-like structures together with an explanation of the link between pay and performance in the old and new schemes. We may vote against such schemes if these conditions are not met.
■  We may vote against severance payments that are not aligned with the company’s remuneration policy and those exceeding contractual requirements. Severance payments should be subject to the same performance tests and pro-rated for time served. We will vote against accelerated vesting provisions and severance payments lacking disclosure of their terms.
■  We may vote against any option schemes where there is automatic vesting on a change in control of the company.
3.3 Climate change
Ninety One expect boards to be able to demonstrate ‘climate competency’ in their communications with investors and therefore supports the recommendations of the Taskforce on Climate-Related Financial Disclosures (TCFD). Where climate change is identified as a material issue for the business, we expect companies to have sufficient expertise and experience on the board to ensure effective strategic and operational oversight. Ninety One may vote against the report and accounts of companies faced with material climate risk where little or no progress has been made in terms of providing the market with investment relevant climate disclosures. Furthermore, where Ninety One deem insufficient action is being taken on the issue of climate change, we might cast a vote against the chair of the Board and / or other key directors.
Ninety One typically supports shareholder proposals seeking to improve disclosures and transparency by companies facing material carbon risks. In line with our approach to any shareholder resolution, we will consider any climate-related resolution in the context of the individual business and the existing activities to climate risk. When reviewing a resolution, we also consider the progress made to date and commitments already disclosed by the company. We seek to support resolutions which are appropriate, relevant and practical for the company in question and its regional context.
3.4 Protecting client capital – capital management and shareholder rights
A board’s authority to raise capital through the issuing of shares, and its ability to decide on how it allocates the income attributable to shareholders (dividend payments or share repurchases), represents an important vote on a set of different resolutions. In many cases these resolutions are presented as renewable authorities.
While providing the board with flexibility, general authorities can result in the significant erosion of shareholder value. Therefore, Ninety One will apply constraining votes on general authorities, preferring that specific and well-motivated authorities are sought from time to time as needs arise. This is core to Ninety One’s duty to protect its clients’ capital. If there is any indication that these authorities have been used in a reckless and irresponsible manner, this will be reflected in the voting decisions relating to the leadership of the company.
Corporate actions arise from time to time which require shareholder approval. Ninety One will consider such situations on a case-by-case basis, through carefully assessing how the interests of its clients can be best served. Ninety One will actively oppose efforts on the part of management or significant shareholders to reduce the broader shareholder rights (anti-takeover measures, poison pills and alterations to company constitutions). The presentation of such resolutions to shareholders is often an indication of a governance deficiency and should be accompanied by votes relating to the leadership of the company.
On authority to issue shares Ninety One may:
■ Vote against the misapplication of pre-emptive rights for any general authority more than 5% (with an overall limited of 7.5% in any rolling three-year period) of the issued share capital of the company for a large-cap company. The limit shall be 10% for small caps. In the UK, we accept a 10% issuance authority (+/-5%) if it follows the Pre-Emption Rights Group guidance.
■ Vote against the general authority to issue shares with an attached right of pre-emption more than 33% of the issued share capital of the company.
■ Vote against any general authority to issue shares for cash above 5%.
■ Vote against any issue of shares for cash where the discount limit is more than 5%.
■ Vote against all general authorities where management has a record of destroying company value as assessed by Ninety One’s own investment process.
■ Vote against the issue of shares to option schemes which it has actively opposed, or where it has opposed the adoption of the remuneration report.
In a case where the company has been irresponsible with respect to the issuing of shares, Ninety One may not support the re-election of the chairperson and any incumbent directors and will not support any resolutions to issue shares.
Ninety One will not support any general authorities to issue shares where the share price is substantially below its intrinsic value.
Ninety One will not support any general or specific authorities to issue shares if they are deemed to have the intention of intervening in the market for corporate control or establishing a control group in the company.
Ninety One will actively oppose any issue of shares where the underwriter is a holding company which could be perceived to be increasing its holding in the company through taking up unsubscribed shares.
On the repurchase of shares, Ninety One will consider supporting the request when:
■ There is sufficient liquidity in the market.
■ The company has substantial cash resources and the repurchase scheme is a viable and tax efficient method of returning cash to shareholders.
■ The company has a track record of cancelling treasury shares rather than re-issuing them to share option schemes (unless this intention has been declared in advance).
■ There is no conflict of interest with the company’s management incentive policy.
■ The share price at the time of the general authority is substantially below its intrinsic value as assessed by Ninety One’s own investment process.
■ All disclosures required by Ninety One have been made.
■ There is a robust argument as to how the share repurchase scheme will add more value to shareholders than a cash dividend, repaying debt or making appropriate investments to enhance efficiency or expand operations.
■ The company has sufficient balance-sheet strength and cash resources not to place it under any form of financial strain.
If Ninety One has either supported or rejected a share repurchase scheme and the resolution has been carried, but management has used this authority in an improper manner, Ninety One may vote against the re-election of the chairperson of the company and incumbent directors.
On dividends and capital distributions, Ninety One will vote against the payment of a dividend if it will clearly place the company under financial stress.
If Ninety One determines that the company is withholding income from shareholders and not using surplus reserves to any productive pursuit, such as reducing debt, it will consider:
■ Making a symbolic vote against the adoption of the financial statements.
■ Voting against the re-election of incumbent directors.

■ Where a capital distribution is clearly being used to obfuscate another proposal by the company that diminishes shareholder rights, establishes an anti-takeover mechanism or results in any form of reduction in management accountability, Ninety One will vote against the linked resolution.
■ On changes in shareholder rights via amendments to company constitutions, Ninety One will oppose any:
■ Poison pill proposals in any form.
■ Any resolutions that propose new share classes that have proportionately higher voting rights than existing share classes.
■ Any resolutions that absolve directors from either their fiduciary responsibilities to owners or their re-election through an ordinary resolution.
3.5 Audit and disclosure
Audits are among the most important protections for shareholders’ capital as well as for the company. Consequently, we attach much importance to both the quality and the independence of the audit process. The financial statements audit offers credibility and comfort to all stakeholders. The board is responsible for presenting a fair, balanced and understandable view of the financial position of the company. Therefore, it relies on both a robust internal and external audit process as well as employing an appropriate level of oversight.
When voting on resolutions relating to the appointment of auditors, we consider the suitability of the auditor on a case by case basis, considering the context of the business, the market and its respective laws. Ninety One recognizes the importance of a healthy, competitive audit market, but does not expressively take a view on whether companies should use small or large audit firms. We will also consider total fee for the audit, which should also not make up a significant portion of the audit firm’s total turnover.
Non-audit work is sometimes necessary but should be kept to a minimum and require prior audit committee approval. The detail around the fees related to both audit and non-audit work should be disclosed to shareholders.
Ninety One may vote against the re-election of the auditor if:
■ There are repeated and material misstatements in the annual financial statements.
■ A disproportionate (+40%) amount of the auditor’s total fee over the previous three years is derived from non-audit services. In markets where it is not required or best practice to disclose non-audit fees, we aim to engage with companies to encourage such disclosure.
■ The auditor is engaged with conducting the internal audit.
■ The auditor has been in place for more than 10 years and there has not been a recent tender process and there are no plans to put the audit out to tender. This may also result in withdrawal of support for the Audit Committee Chairperson.
Accurate, timely and full disclosure is essential to Ninety One’s investment and capital allocation process. Appropriate disclosures allow us to evaluate continuously a company’s position, engage with management and better understand it. Disclosure establishes the basis for dialogue and trust, which informs our ongoing engagement efforts. In alignment with international standards, disclosure should be honest, unbiased, balanced, material, clear, complete, relevant, inclusive, consistent, comparable and timely.
■ We may vote against the approval of the financial statements resolution when:
■ There is a clear deficiency in information.
■ There has been an attempt to hide or obfuscate materials.
■ There are serious omissions; or there has been an audit qualification.
■  We may vote against specific transactions where there appears to be a material deficiency with respect to the information provided to shareholders.
Shareholder resolutions
The right of shareholders to file resolutions at meetings is important. We have seen a rise in these in recent years and believe that many have resulted in positive developments. Given that the resolutions which appear on agendas vary greatly – both by type and by quality – we are unable to generalize as to how we would vote. As a rule, however, we follow internal guidelines and assess each case individually, asking the following key questions:

■ Does the issue raised in the resolution align with Ninety One’s philosophy and principles around sustainability and ESG?
■ Would the passing of the resolution improve shareholder rights?
■ Would it benefit our clients if the resolution was passed?
■ Does the resolution pertain to an environmental or social issue that is a material area for the business?
■ Does the company already address the issue and, if so, are we comfortable that the current company standards or progress are enough?
■ Is the proposal practical and proportionate to the issue and to the company in question?
Ninety One believes that a company’s long-term response to material environmental, social and governance (ESG) issues can significantly affect long-term shareholder value. We therefore seek and encourage appropriate reporting and disclosure of these issues. As with any shareholder resolution we prefer to support those resolutions where we have engaged unsuccessfully on the same issue with the company, but we do not limit our support to this.
Typically, if the internal guidance above is satisfied, we would support proposals that seek to improve disclosure and reporting related but not limited to:
■ Diversity disclosure.
■ Political contributions and lobbying activities.
■ Environmental reporting including climate change.
■ Implementation of policies on material ESG issues.
Furthermore, there are certain shareholders rights that Ninety One will support in principle. We always review these on a case-by-case basis but unless there are mitigating circumstances, we seek to support the following proposals related to governance matters:
■ Adopt proxy access.
■ Separation of CEO/Chair.
■ Provide right for shareholders to call special meeting.
■ Provide right to act by written consent.
■ Submit shareholder rights plan (poison pill) to shareholder vote.
■ Reduce supermajority vote requirement.
■ Remove antitakeover provisions.
■ Require a majority vote for election of directors, remove plurality voting arrangements.
Ninety One reserve the filing of shareholder proposals to use as a method of last resort as we defer to active engagement with the intention to reform given our proxy access and the relationships we cultivate with the boards of our investee companies.
We have a dedicated Engagement and Voting team which is steered by our Global Sustainability Committee. The Engagement and Voting team works with our portfolio managers on engagement, proxy voting, integration strategies, ESG research and reporting.
Our stewardship work is integrated with our global investment process and covers all asset classes.
For more information contact:
Daisy Streatfeild
Sustainability Director
Telephone +44 20 3938 3204
daisy.streatfeild@ninetyone.com

Pzena Investment Management, LLC Proxy Voting
INTRODUCTION
As a registered investment adviser and fiduciary, Pzena Investment Management, LLC (“PIM”) exercises our responsibility, where applicable, to vote in a manner that, in our judgement, is solely in the client’s best interest and will maximize long-term shareholder value. The following policies and procedures have been established to ensure decision making is consistent with PIM’s fiduciary responsibilities and applicable regulations under the Investment Company Act, Advisers Act and ERISA.
GENERAL APPROACH
Each proxy that comes to PIM to be voted shall be evaluated per the prudent process described below, in terms of what is in the best interest of our clients. We deem the best interest of clients to be solely that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability). We will not subordinate the interests of our clients to any non-pecuniary interests nor will we promote non-pecuniary benefits or goals unrelated to our clients’ long-term financial interests.
PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account. Where PIM has voting responsibility on behalf of a client, and absent any client specific instructions, we generally follow the Voting Guidelines (“Guidelines”) set forth below. These Guidelines, however, are not intended as rigid rules and do not cover all possible proxy topics. Each proxy issue will be considered individually and PIM reserves the right to evaluate each proxy vote on a case-by-case basis, as long as voting decisions reflect what is in the best interest of our clients.
To the extent that, in voting proxies for an account subject to ERISA, PIM determines that ERISA would require voting a proxy in a manner different from these Guidelines, PIM may override these Guidelines as necessary in order to comply with ERISA. Additionally, because clients, including ERISA clients, do not pay any additional fees or expenses specifically related to our proxy voting, there is not a need to consider the costs related to proxy voting impacting the value of an investment or investment performance.
In those instances where PIM does not have proxy voting responsibility, we shall forward any proxy materials to the client or to such other person as the client designates.
Proxy Voting Limitations
While subject to the considerations discussed above, PIM uses our best efforts to vote proxies, in certain circumstances it may be impractical or impossible to do so. Such instances include but are not limited to share blocking, securities lending, if PIM concludes that abstention is in our clients’ economic interests and/or the value of the portfolio holding is indeterminable or insignificant.
VOTING GUIDELINES
The following Guidelines summarize PIM’s positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted. These Guidelines are not exhaustive and do not cover all potential voting issues or the intricacies that may surround individual proxy votes. Actual proxy votes may also differ from the Guidelines presented, as we will evaluate each individual proxy on its own merit.
It is also worth noting that PIM considers the reputation, experience and competence of a company’s management and board when it researches and evaluates the merits of investing in a particular security. In general, PIM has confidence in the abilities and motives of the board and management of the companies in which we invest.
1) ROUTINE BUSINESS
PIM will typically vote in accordance with the board and management on the items below and other routine issues when adequate information on the proposal is provided.
i. Change in date and place of annual meeting (if not associated with a takeover);
ii. Change in company name;
iii. Approval of financial statements;

iv. Reincorporation (unless to prevent takeover attempts);
v. Stock splits; or
vi. Amend bylaws/articles of association to bring in line with changes in local laws and regulations.
PIM will oppose vague, overly broad, open-ended, or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.
2) CAPITAL STRUCTURE
Stock Issuance
PIM will consider on a case-by-case basis all proposals to increase the issuance of common stock, considering company-specific factors that include, at a minimum:
i. Past board performance (use of authorized shares during the prior three years);
ii. Stated purpose for the increase;
iii. Risks to shareholders of not approving the request; or
iv. Potential dilutive impact.
PIM will generally vote for such proposals (without preemptive rights) up to a maximum of 20% more than currently issued capital over a specified period, while taking into account management’s prior use of these preemptive rights. PIM will, however, vote against such proposals if restrictions on discounts are inadequate and/or the limit on the number of times the mandate may be refreshed are not in line with local market practices.
3) AUDIT SERVICES
PIM is likely to support the approval of auditors unless,
i. Independence is compromised;
ii. Non-audit (“other”) fees are greater than the sum of the audit fees1, audit-related fees2 and permissible tax fees3;
iii. There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
iv. Serious concerns about accounting practices are identified such as fraud, misapplication of Generally Accepted Accounting Principles (“GAAP”) and material weaknesses identified in Section 404 disclosures of the Sarbanes-Oxley Act of 2002.
PIM will also apply a case-by-case assessment to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.
4) COMPENSATION
PIM supports reasonable incentive programs designed to attract and retain key talent. PIM typically supports management’s discretion to set compensation for executive officers, so long as the plan aligns management and shareholder interests. PIM evaluates each plan in detail to assess whether the plan provides adequate incentive to reward long-term performance and the impact on shareholder value (e.g. dilution).

1 Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with the SEC
2 Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards
3 Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

Say on Pay
PIM prefers a shareholder vote on compensation plans to provide a mechanism to register discontent with the plan itself or management team performance. As long as such proposals are non-binding and worded in a generic manner (unrestrictive to actual company plans), PIM will support them. In evaluating these proposals, PIM will generally consider, at minimum: company performance, pay practices relative to industry peers, potentially problematic pay practices and/or past unresponsive behavior.
Circumstances where PIM may oppose these proposals include:
i. Restricts the company’s ability to hire new, suitable management; or
ii. Restricts an otherwise responsible management team in some other way harmful to the company.
Pay for Performance
PIM will generally support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. Maintaining appropriate pay-for-performance alignment means executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Our evaluation of this issue will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; equity-based plan costs; and dilution.
Incentive Options
PIM is generally supportive of incentive options that provide the appropriate degree of pay-for-performance alignment (as per the above) and are therefore in shareholder best interest. PIM will vote on a case-by-case basis depending on certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa.
However, the following would generally cause PIM to vote against a management incentive arrangement:
i. The proposed plan is in excess of 10% of shares;
ii. Company has issued 3% or more of outstanding shares in a single year in the recent past;
iii. The new plan replaces an existing plan before the existing plan’s termination date and some other terms of the new plan are likely to be adverse to the maximization of investment returns; or
iv. The proposed plan resets options, or similarly compensates executives, for declines in a company’s stock price. This includes circumstances where a plan calls for exchanging a lower number of options with lower strike prices for an existing larger volume of options with high strike prices, even when the option valuations might be considered the same total value. However, this would not include instances where such a plan seeks to retain key executives who have been undercompensated in the past.
Golden Parachutes / Severance Agreements
PIM will vote on a case-by-case basis, considering at minimum existing change-in-control arrangements maintained with named executive officers and new or extended arrangements.
PIM will generally vote against such proposals if:
i. The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry;
ii. The proposed parachute or severance arrangement is considerably more financially attractive than continued employment. Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is three or more times greater than the affected executive’s then current compensation shall be voted against; or
iii. The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).
Tax Deductibility

Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a case-by-case basis, considering the overall impact of the amendment(s).
Pay Peer Groups
PIM prefers that compensation peer groups are based on the industry, not size, revenue or balance sheet.
5) BOARD
Director Elections
PIM generally will evaluate director nominees individually and as a group based on our assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character. PIM will apply a case-by-case approach to determine whether to vote for or against directors nominated by outside parties whose interests may conflict with our interests as shareholders, regardless of whether management agrees with the nomination.
Board Independence
PIM will generally withhold votes from or vote against any insiders on audit, compensation or nominating committees, and from any insiders and affiliated outsiders on boards that are not at least majority independent. PIM also prefers companies to have compensation and audit committees composed of entirely independent directors.
PIM may vote in favor of any such directors in exceptional circumstances where the company has shown significant improvement.
Board Size
PIM believes there is no optimal size or composition that fits every company. However, PIM prefers that the number of directors cannot be altered significantly without shareholder approval; otherwise potentially allowing the size of the board to be used as an anti-takeover defense.
Board Tenure
PIM believes that any restrictions on a director’s tenure, such as a mandatory retirement age or length of service limits, could harm shareholder interests by forcing experienced and knowledgeable directors off the board. However, PIM prefers that boards do not have more than 50% of members serving for longer than ten years to avoid board entrenchment and ‘group-think’.
Chairman/CEO
PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on our assessment of the strength of the company’s governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements, among other factors. When the positions of Chairman and CEO are combined, PIM prefers that the company has a lead independent director to provide some independent oversight.
Cumulative Voting
PIM will generally vote against proposals to establish cumulative voting, as this leads to misaligned voting and economic interest in a company. PIM will, however, vote in favor of proposals for cumulative voting at controlled companies where insider voting power is greater than 50%.
Director Over-Boarding
PIM will vote such proposals on a case-by-case basis but prefers that directors do not sit on more than three additional boards. In evaluating these proposals PIM will consider, at minimum, management tenure, director business expertise and director performance.
Classified Boards
PIM generally opposes classified boards because this makes a change in board control more difficult and hence may reduce the accountability of the board to shareholders. However, these proposals will be evaluated on a case-by-case basis and will consider, at minimum, company and director performance.

Board Diversity
PIM is generally supportive of a diverse board (age, race, gender etc.) that is representative of its customers and stakeholders. That said, PIM does not believe in board quotas or any restrictions on director tenure that could harm shareholder interests by preventing qualified board candidates from being nominated or forcing experienced or knowledgeable directors off the board.
6) SHAREHOLDER RIGHTS
In general PIM does not support any proposals designed to limit shareholder rights; below we have outlined some of the issues we consider most important.
Special Meetings
PIM generally supports proposals enabling shareholders to call a special meeting of a company so long as at least a 15% threshold with a one-year holding period is necessary for shareholders to do so. However, on a case-by-case basis, a 10% threshold may be deemed more appropriate should particular circumstances warrant; for example, in instances where executive compensation or governance has been an issue for a company.
One Share, One Vote
PIM is generally opposed to proposals to create dual-class capitalization structures as these provide disparate voting rights to different groups of shareholders with similar economic investments. However, PIM will review proposals to eliminate a dual-class structure on a case-by-case basis, considering, at minimum, management’s prior record.
Supermajority
PIM does not support supermajority voting provisions with respect to corporate governance issues unless it would be in the best interest of shareholders. In general, vesting a minority with veto power over shareholder decisions could deter tender offers and hence adversely affect shareholder value.
Proxy Access
PIM will assess these proposals on a case-by-case basis, but generally supports proxy access proposals that include an ownership level and holding period of at least 3% for three years or 10% for one year.
7) SOCIAL/ENVIRONMENTAL
PIM will consider environmental and social proposals on their own merits and make a case-by-case assessment. PIM will consider supporting proposals that address material issues if we believe they will protect and/or enhance the long-term value of the company.
While PIM is generally supportive of resolutions seeking additional ESG disclosures, such proposals will be evaluated on a case-by-case basis, taking into consideration whether the requested disclosure is material, incremental and of reasonable cost to the business.
8) ANTI-TAKEOVER
PIM generally supports anti-takeover measures that are in the best interest of shareholders and does not support anti-takeover measures such as poison pills that entrench management and/or thwart maximization of investment returns.
ROLES & RESPONSIBILITIES
Role of ISS
PIM has engaged Institutional Shareholder Services (“ISS”) to provide a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our client portfolios. In engaging and continuing to engage ISS, PIM has determined that, where applicable, ISS proxy voting guidelines are consistent with ERISA’s fiduciary duties including that the votes are made in the best interest of our clients, focus on yielding the best economic results for our clients. ISS also votes, records and generates a voting activity report for our clients and assists us with recordkeeping and the mechanics of voting. In no circumstance shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by PIM. PIM retains responsibility for instructing ISS how to vote, and we still apply our own Guidelines as set forth herein. PIM does not utilize pre-population or automated voting except as a safeguard mechanism designed to ensure that, in the unlikely event that we fail to submit vote instructions for a particular proxy, our shares will still get voted. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with our Guidelines (when they specifically cover the item being voted on), and to refer all other items back to PIM for instruction (when there is no PIM policy covering the vote).
When voting a proxy for a security that PIM’s Research team does not cover, we will vote in accordance with our Guidelines (when they specifically cover the item being voted on) and defer to ISS’s recommendations on all other items.
Periodically, PIM’s Vendor Management Committee conducts a due diligence review of ISS, through which it reviews and evaluates certain key policies and procedures submitted to us by ISS. On a quarterly basis, PIM reviews proxy voting reports for a sample of accounts by comparing and reconciling them against one another and against our internal holdings information for those accounts. PIM also samples and reviews proxy votes when testing our Proxy Voting Policy, as part of our regular compliance testing procedures. Further, PIM reviews ISS’ procedures for receiving additional information from issuers after a proxy has been sent, incorporating that information into its recommendations, and sending that information and/or updated recommendations to PIM.
Role of Analyst
The analyst who is responsible for covering the company also votes the associated proxies since they have first-hand in-depth knowledge of the company. In evaluating proxy issues, the analyst will utilize a variety of sources to help come to a decision:
i. Information gathered through in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes regular external engagements with senior management of portfolio companies and internal discussions with Portfolio Managers (“PMs”) and the Chief Investment Officer (“CIO”), as needed;
ii. ISS reports to help identify and flag factual issues of relevance and importance;
iii. Information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services; and/or
iv. Where applicable, any specific guidelines designated in writing by a client.
Proxy Voting Committee
To help make sure that PIM votes client proxies in accordance with our fiduciary obligation to maximize shareholder value, we have established a Proxy Voting Committee (“the Committee”) which is responsible for overseeing the Guidelines. The Committee consists of representatives from Legal and Research, including our Chief Compliance Officer (“CCO”), Director of Research (“DOR”), and at least one PM (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The Committee will meet at least once annually and as often as necessary to oversee our approach to proxy voting.
The DOR is responsible for monitoring the analyst’s compliance with the Guidelines, the CCO is responsible for monitoring overall compliance with these procedures and an internally-designated “Proxy Coordinator” is responsible for day-to-day proxy voting activities.
CONFLICTS OF INTEREST
PIM is sensitive to conflicts of interest that may arise in the proxy voting process. PIM believes that application of the Guidelines should, in most cases, adequately address any potential conflicts of interest. However, if an actual or potential material conflict of interest has been identified, PIM has put in place a variety of different mitigation strategies as outlined below.
A potential material conflict of interest could exist in the following situations:
i. PIM manages any pension or other assets affiliated with a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios;

ii. PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; or
iii. A PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member is generally defined as a spouse, child, parent, or sibling.
If a potential material conflict of interest exists, the following procedures will be followed:
i. If our proposed vote is consistent with the Guidelines, above, we will vote in accordance with our proposed vote;
ii. If our proposed vote is inconsistent with or not covered by our Guidelines, but is consistent with the recommendations of ISS, we will vote in accordance with ISS recommendations; and
iii. If our proposed vote is inconsistent with or not covered by our Guidelines, and is inconsistent with the recommendations of ISS, the CCO and the DOR (or their respective designees) (the “Conflicts Committee”) will review the potential conflict and determine whether the potential conflict is material.
a. If the Conflicts Committee determines that the potential conflict is not material, we will vote in accordance with the proposed vote.
b. If the Conflicts Committee determines the potential conflict is material, the Conflicts Committee will review the proposed vote, the analysis and rationale for the vote recommendation, the recommendations of ISS and any other information the Conflicts Committee may deem necessary in order to determine whether the proposed vote is reasonable and not influenced by any material conflicts of interest. The Conflicts Committee may seek to interview the research analysts or portfolio managers or any other party it may deem necessary for making its determination.
i. If the Conflicts Committee determines the proposed vote is reasonable and not influenced by any conflicts of interest, we will vote in accordance with our proposed vote.
ii. If the Conflicts Committee cannot determine that the proposed vote is reasonable and not influenced by any conflict of interest, the Conflicts Committee will determine the best course of action in the best interest of the clients which may include deferring to the ISS recommendation or notifying each client who holds the relevant securities of the potential conflict, to seek such client’s voting instruction.
On an annual basis, we will review and assess the conflicts policies and Code of Conduct that ISS posts on its website for sufficiency in addressing potential conflict of interest, self-dealing and improper influence issues that may affect voting recommendations by ISS. PIM will also periodically review samples of ISS’ recommendations for voting proxies, after the vote has occurred to ensure that ISS’ recommendations are consistent with ISS’ proxy voting guidelines, as applicable. PIM’s analysts also incorporate information regarding ISS’ potential conflicts of interest into their process when evaluating and voting proxies, and on a quarterly basis, our DOR reviews an updated list of ISS’ significant client relationships.
Other Situations
Client Conflict
Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios, the following guidance should be followed:
i. The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an analyst’s determination whether a vote for or against a proposal is in the best interest of our clients.
ii. Where PIM determines that it is in the best interest of our clients to vote against that proposal, a designated member of PIM’s client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of our other clients.
iii. If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interest of our clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within three business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.
Analyst Conflict
If the analyst voting the proxy also beneficially owns shares of the company in his/her personal trading accounts, they must notify the Proxy Coordinator and the DOR must sign off on the analyst’s votes for that company. It is the responsibility of each analyst to disclose such personal interest and obtain such approval. Any other owner, partner, officer, director, or employee of PIM who has a personal or financial interest in the outcome of the vote is prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.
VOTING PROCEDURES
If an analyst desires to vote contrary to the Guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the analyst will discuss the vote with the CIO, and/or DOR and/or a PM for the strategy in which the security is held. The CIO, DOR and/or the PM, shall, in turn, determine how to vote the proxy based on the analyst’s recommendation and the long-term economic impact such vote will have on the securities held in client portfolios. If the CIO, DOR and/or the PM agree with the analyst’s recommendation and determine that a contrary vote is advisable the analyst will provide written documentation of the reasons for the vote.
Vote Processing
It is understood that PIM’s and ISS’ ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.
Client Communication
PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. We also will update our ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.
Return Proxies
The CCO or designee shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes, unless not possible to do so due to late receipt or other exigent circumstances.
CORPORATE ACTIONS
PIM is responsible for monitoring both mandatory (e.g. calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) and voluntary (e.g. rights offerings, exchange offerings, and tender offers) corporate actions. Operations personnel will ensure that all corporate actions received are promptly reviewed and recorded in PIM’s portfolio accounting system, and properly executed by the custodian banks for all eligible portfolios. On a daily basis, a file of PIM’s security database is sent to a third-party service, Vantage, via an automated upload which then provides corporate action information for securities included in the file. This information is received and acted upon by the Operations personnel responsible for corporate action processing. In addition, PIM receives details on voluntary and mandatory corporate actions from the custodian banks via email or online system and all available data is used to properly understand each corporate event.
Voluntary Corporate Actions
The Portfolio Management team is responsible for providing guidance to Operations on the course of action to be taken for each voluntary corporate action received in accordance with the standards described above for proxy voting, including, but not limited to, acting in the best interest of clients to maximize long-term shareholder value and yield the best economic results. In some instances, if consistent with such standards, the Portfolio Management team may maintain standing instructions on particular event types. As appropriate, Legal and Compliance may be consulted to determine whether certain clients may participate in certain corporate actions. Operations personnel will then notify each custodian bank, either through an online interface, via email, or with a signed faxed document of the election selected. Once all necessary information is received and the corporate action has been vetted, the event is processed in the portfolio accounting system and filed electronically. A log of holdings information related to the corporate action is maintained for each portfolio in order to confirm accuracy of processing.
CLASS ACTIONS
PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation.
RECORD KEEPING
PIM or ISS, on PIM’s behalf, maintains (i) copies of the proxy materials received by PIM for client securities; (ii) records of proxies that were not received and what actions were taken to obtain them; (iii) votes cast on behalf of clients by account; (iv) records of any correspondence made regarding specific proxies and the voting thereof; (v) client requests for proxy voting information (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX); (vi) documents prepared by PIM to inform and/or memorialize a voting decision, including these policies and procedures and any documentation related to a material conflict of interest; and (vii) records of any deviations from broad Guidelines. Such records will be maintained for a minimum of six years.
POLICY REVIEW
The Proxy Voting Committee reviews these Voting Guidelines and procedures at least annually and makes such changes as it deems appropriate, considering current trends and developments in corporate governance and related issues, as well as operational issues facing PIM and applicable regulations under the Investment Company Act, Advisers Act and ERISA.
Sprucegrove Proxy Voting Policies and Procedures
Introduction
Sprucegrove Investment Management Ltd. is an investment management firm, in the specialized area of International and Global Equities, which provides investment management services for a variety of institutional investors. As a registered investment advisor, Sprucegrove has a fiduciary duty to adopt policies and procedures reasonably designed to ensure that proxies are voted in the best interests of clients. Sprucegrove’s Proxy Voting and ESG Guidelines (Guidelines) has been developed with the overriding principle of ensuring corporations manage their business (es) in the long-term interests of shareholders and be good stewards of long-term capital while being free from the influence of conflicts of interest.
Sprucegrove subscribes to third party information services to assist and supplement our own research and proxy deliberations, however Sprucegrove retains complete authority for voting all proxies. Generally, our policy is to vote all meetings and all proposals consistently for all clients. Select clients may also provide their own guidelines for consideration during our voting deliberation, however the ultimate voting decision rests with Sprucegrove.
The Policy is designed to address potential material conflicts of interest, which is principally addressed through set guidelines for various common proposals. Any departure from the voting Guidelines must be documented and approved by Sprucegrove’s Risk & Compliance Department in advance of voting. When Sprucegrove votes against the company’s recommendation (s), Sprucegrove communicates with management as to the reason(s) why.
Investment Operations Proxy Administrator
Sprucegrove’s proxy voting process is administered by its Proxy Administrator, which is part of its Investment Operations Department. Procedural oversight is provided by Sprucegrove’s Risk & Compliance Department.

Role of Third Parties
Sprucegrove subscribes to advisory and other proxy voting services provided by Pension Investment Research Consultants (PIRC) and Institutional Shareholder Services, Inc. (ISS). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. This information serves to supplement Sprucegrove’s proprietary research and ultimately Sprucegrove’s portfolio managers are responsible for voting decisions in accordance with the Guidelines.
Voting Process
Sprucegrove uses its Guidelines for direction. Each situation is unique and the Guidelines are not intended to be a set of rigid rules. Application of professional judgement and experience to make decisions that are in the best interest of our clients is vital to the proxy voting process.
The Guidelines cover Sprucegrove’s approach to governance and sustainability matters including the following areas:
■ General Matters
■ Board of Directors
■ Management and Director Compensation
■ Takeover Protection
■ Shareholder Rights
■ Shareholder / Stakeholder Proposals
■ Auditors
■ ESG proposals
Sprucegrove’s Portfolio Managers are responsible for final decision-making as it relates to proxy voting. In evaluating each proxy, Portfolio Managers follow the Guidelines, while also considering proprietary and third party analysis, as well as discussions with company management.
Sprucegrove’s Proxy Administrator oversees the administration of proxy voting, including recordkeeping and awareness of stated Guidelines for each proposal. Where voting recommendations are inconsistent with the Guideline, the Proxy Administrator ensures that Risk & Compliance Department approval has been obtained prior to casting such votes.
Sprucegrove may choose not to vote a proxy or may be unable to vote a proxy in certain situations, such as:
■ Where fees imposed upon the exercise of a vote outweigh the benefit of voting;
■ Legal barriers to voting, including potential share-blocking or reregistration which may impact our ability to settle investment trades;
■ Sprucegrove has sold shares prior to the meeting date;
■ Sprucegrove believes it is not in the best interest of the client to vote.
Conflicts of Interest
Portfolio Managers are responsible for identifying potential conflicts of interest that may arise in the proxy voting process. In instances where a potential conflict exists, the Portfolio Managers will refer the matter to Sprucegrove’s Board of Directors for resolution, which may include obtaining client consent before voting.
Environmental, Social Responsibility and Ethical Considerations
Sprucegrove is a Principles for Responsible Investing (PRI) signatory. As an institutional investor, Sprucegrove has adopted the six principles of the PRI charter where consistent with our fiduciary responsibilities. Sprucegrove’s Guidelines includes Environmental, Social and Corporate Governance (ESG) considerations, which outlines our approach to ESG. Sprucegrove may take ESG into consideration when voting, and, consistent with our fiduciary duty, vote proposals in the best interests of clients. Sprucegrove believes that corporations that adhere to high ESG standards should be ceteris paribus good long-term investments. Sprucegrove is also a member of the Responsible Investment Association, Canada’s membership association for responsible investment. Furthermore, Sprucegrove is a signatory to the Net Zero Asset Managers Initiative, which supports investing aligned with net zero greenhouse emissions by 2050 or sooner.

Review of Policies and Guidelines
The proxy voting policies and the Guidelines are reviewed at least annually.
WELLINGTON MANAGEMENT COMPANY LLP
Global Proxy Voting Policies and Procedures
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.
The purpose of this document is to outline Wellington Management’s approach to executing proxy voting. Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting for proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstances.
Statement of Policy
Wellington Management:
1) Votes client proxies for which clients have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which it would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.
2) Seeks to vote proxies in the best financial interests of the client for which we are voting.
3) Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.
Responsibility and Oversight
The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.
Procedures
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.
Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.
We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.

Reconciliation
Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of non-receipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information with its provider for this purpose.
Proxy Voting Process
Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regards to proxy voting practices.
Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Material Conflict of Interest Identification and Resolution Processes
Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
Clients may elect to participate in securities lending Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.
Share Blocking and Re-Registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).

Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

SAI 046 022025

PART C
VANGUARD TRUSTEES’ EQUITY FUND
OTHER INFORMATION
Item 28. Exhibits
(a)	Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 99 dated November 2, 2022, is hereby incorporated by reference.
(b)	By-Laws, Amended and Restated By-Laws, is filed herewith.
(c)	Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.
(d)
Investment Advisory Contracts, for Lazard Asset Management LLC (with respect to Vanguard International Value
Fund), filed with Post-Effective Amendment No. 44 on July 27, 2006; for ARGA Investment Management, LP (with respect to Vanguard International Value Fund), filed with Post-Effective Amendment No. 62 on August 2, 2012; for
Pzena Investment Management, LLC and Wellington Management Company, LLP (with respect to Vanguard
Emerging Markets Select Stock Fund), filed with Post-Effective Amendment No. 69 dated February 26, 2014; for
Ballie Gifford Overseas Ltd. (with respect to Vanguard Emerging Markets Select Stock Fund), and Sprucegrove
Investment Management Ltd. (with respect to Vanguard International Value Fund), filed with Post-Effective
Amendment No. 96 dated February 26, 2021; and for Ninety One North America, Inc. (with respect to Vanguard
Global Environmental Opportunities Stock Fund), filed with Post-Effective Amendment No. 99 dated November 2,
2022, are hereby incorporated by reference. Amendment to the Investment Advisory Agreements for Baillie Gifford
Overseas Ltd.; ARGA Investment Management, LP; Lazard Asset Management LLC; Pzena Investment
Management, LLC; and Wellington Management Company LLP, filed with Post-Effective Amendment No. 101 dated
February 27, 2024, are hereby incorporated by reference. The Vanguard Group, Inc. provides investment advisory services to Vanguard Commodity Strategy Fund and Vanguard Diversified Equity Fund pursuant to the Amended and Restated Funds’ Service Agreement, refer to Exhibit (h) below.

(e)	Underwriting Contracts, not applicable.
(f)	Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in Part B of this Registration Statement.
(g)	Custodian Agreements, for JPMorgan Chase Bank and State Street Bank and Trust Company, are filed herewith.
(h)
Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement, filed with Post-Effective
Amendment No. 93 dated February 27, 2020, is hereby incorporated by reference. Form of Fund of Funds
Investment Agreement, filed with Post-Effective Amendment No. 97 dated February 25, 2022, is hereby incorporated by reference.

(i)	Legal Opinion, not applicable.
(j)	Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.
(k)	Omitted Financial Statements, not applicable.
(l)	Initial Capital Agreements, not applicable.
(m)	Rule 12b-1 Plan, not applicable.
(n)	Rule 18f-3 Plan, Vanguard Multiple Class Plan, is filed herewith.
(o)	Reserved.
(p)
Codes of Ethics, for The Vanguard Group, Inc. filed with Post-Effective Amendment No. 101 dated February 27,
2024, is hereby incorporated by reference. For ARGA Investment Management, LP; Baillie Gifford Overseas Ltd.;
Lazard Asset Management LLC; Ninety One North America, Inc; Pzena Investment Management, LLC;
Sprucegrove Investment Management Ltd; Wellington Management Company, LLP; are filed herewith.

Item 29. Persons Controlled by or under Common Control with Registrant
None.

Item 30. Indemnification
The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers, and may indemnify its underwriter or affiliated persons, from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant. In addition, the Registrant maintains liability insurance policies which, under certain circumstances, provides coverage to Trustees and officers.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Securities Act) may be permitted for directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Item 31. Business and Other Connections of Investment Advisers
ARGA Investment Management, LP (ARGA) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and directors of ARGA, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by ARGA pursuant to the Advisers Act (SEC File No. 801-77018).
Baillie Gifford Overseas Ltd. (Baillie Gifford) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Baillie Gifford, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Baillie Gifford pursuant to the Advisers Act (SEC File No. 801-21051).
Lazard Asset Management LLC (Lazard) is an investment advisor registered under the Advisers Act. The list required by this Item 31 of officers and directors of Lazard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Lazard pursuant to the Advisers Act (SEC File No. 801-61701).
Ninety One North America, Inc. (Ninety One) is an investment advisor registered under the Advisers Act. The list required by this Item 31 of officers and directors of Ninety One, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Ninety One pursuant to the Advisers Act (SEC File No. 801-80153).
Pzena Investment Management, LLC (Pzena) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Pzena, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Pzena pursuant to the Advisers Act (SEC File No. 801-50838).
Sprucegrove Investment Management Ltd. (Sprucegrove) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Sprucegrove, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Sprucegrove pursuant to the Advisers Act (SEC File No. 801-45884)
The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801- 11953).

Wellington Management Company LLP (Wellington Management) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and partners of Wellington Management, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).
Item 32. Principal Underwriters
(a)
Vanguard Marketing Corporation, a wholly owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of over 200 funds.

(b)	The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.

Name	Positions and Office with Underwriter	Positions and Office with Funds
Matthew J. Benchener	President and Chief Executive Officer Designee	None
John E. Bisordi	General Counsel and Vice President	None
Amma Boateng	Vice President	None
Barbara Bock	Controller	None
Jason Botzler	Vice President	None
Matthew C. Brancato	Vice President	None
Christine Buchanan	Senior Vice President	Chief Financial Officer
Jacob Buttery	Assistant Secretary	None
Sarah Green	Anti-Money Laundering Officer	None
Kaitlyn Holmes	Vice President	None
Paul M. Jakubowski	Vice President	None
John James	Vice President	None
Andrew Kadjeski	Vice President	None
Amy M. Laursen	Vice President	None
James D. Martielli	Vice President	None
Janelle McDonald	Vice President	None
Douglas R. Mento	Vice President	None
Beth Morales Singh	Secretary	None
Armond E. Mosley	Vice President	None
Manish Nagar	Chief Information Security Officer	None
Faith Nsereko	Senior Vice President	None
Salvatore L. Pantalone	Principal Financial Officer and Treasurer	None
Nicolas Pesciarelli	Senior Vice President	None
David Petty	Senior Vice President	None
Michael Rollings	Senior Vice President	Finance Director
John E. Schadl	Vice President	Assistant Secretary
Carrie Simons	Assistant Secretary	Assistant Secretary
Marc Stewart	Chief Compliance Officer	None
Parks Strobridge	Vice President	None
Nitin Tandon	Chief Information Officer	None
Marisa Tilghman	Senior Vice President	None

Name	Positions and Office with Underwriter	Positions and Office with Funds
Matthew Tretter	Principal Operations Officer	None
Massy Williams	Vice President	None

(c)	Not applicable.
Item 33. Location of Accounts and Records
The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; the Registrant’s Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; the Registrant’s Custodians, JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179, and State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114; and the Registrant’s investment advisors at their respective locations identified in this Registration Statement.
Item 34. Management Services
Other than as set forth in the section entitled “Management of the Funds” in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.
Item 35. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 27th day of February, 2025.
VANGUARD TRUSTEES’ EQUITY FUND
BY:
/s/ Salim Ramji*

Salim Ramji
Chief Executive Officer, President, and Trustee
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:
Signature	Title	Date
/s/ Salim Ramji* Salim Ramji	Chief Executive Officer, President, and Trustee	February 27, 2025
/s/ Tara Bunch* Tara Bunch	Trustee	February 27, 2025
/s/ Mark Loughridge* Mark Loughridge	Independent Chair	February 27, 2025
/s/ Scott C. Malpass* Scott C. Malpass	Trustee	February 27, 2025
/s/ John Murphy* John Murphy	Trustee	February 27, 2025
/s/ Lubos Pastor* Lubos Pastor	Trustee	February 27, 2025
/s/ Rebecca Patterson* Rebecca Patterson	Trustee	February 27, 2025
/s/ André F. Perold* André F. Perold	Trustee	February 27, 2025
/s/ Sarah Bloom Raskin* Sarah Bloom Raskin	Trustee	February 27, 2025
/s/ Grant Reid* Grant Reid	Trustee	February 27, 2025
/s/ David Thomas* David Thomas	Trustee	February 27, 2025
/s/ Barbara Venneman* Barbara Venneman	Trustee	February 27, 2025

Signature	Title	Date
/s/ Peter F. Volanakis* Peter F. Volanakis	Trustee	February 27, 2025
/s/ Christine Buchanan* Christine Buchanan	Chief Financial Officer	February 27, 2025
*By: /s/ John E. Schadl
John E. Schadl, pursuant to a Power of Attorney Filed Herewith.